                                                                     EXHIBIT 2.1


                                  CONFIDENTIAL

                            ASSET PURCHASE AGREEMENT

                          dated as of November 24, 2003

                                  by and among

                            OAKWOOD HOMES CORPORATION

               AND THE OTHER PERSONS IDENTIFIED AS SELLERS HEREIN,

                                       and

                               CLAYTON HOMES, INC.

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                                TABLE OF CONTENTS

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                                    ARTICLE I
                             SALE OF ASSETS; CLOSING

1.01      Sellers' Assets..........................................................................    2

1.02      Assumed Liabilities......................................................................    7

1.03      Discharged Liabilities...................................................................    8

1.04      Purchase Price; Allocation; Adjustment...................................................    9

1.05      The Closing..............................................................................   10

1.06      Post-Closing Access to Books and Records.................................................   11

1.07      Insurance Proceeds.......................................................................   11

1.08      Working Capital Adjustment...............................................................   12

1.09      Assumption of Contracts Between Execution and Closing....................................   13

1.10      [Intentionally Omitted]..................................................................   14

1.11      Further Assurances; Post-Closing Cooperation.............................................   14

                                   ARTICLE II
                    REPRESENTATIONS AND WARRANTIES OF SELLERS

2.01      Corporate Existence......................................................................   14

2.02      Authority................................................................................   15

2.03      [Intentionally Omitted]..................................................................   15

2.04      No Conflicts.............................................................................   15

2.05      No Consents..............................................................................   16

2.06      Legal Proceedings........................................................................   16

2.07      Compliance With Laws and Orders..........................................................   16

2.08      Benefit Plans; ERISA.....................................................................   17

2.09      Environmental Matters....................................................................   17

2.10      Financial Statements.....................................................................   18

2.11      Taxes....................................................................................   18

2.12      Title to Transferred Assets..............................................................   18

2.13      Entire Business..........................................................................   18

2.14      Insurance................................................................................   19

2.15      Labor Relations..........................................................................   19

2.16      No Undisclosed Liabilities...............................................................   19

2.17      Absence of Changes; Other Business Matters...............................................   19

2.18      Brokers' Fees............................................................................   20

2.19      Disclaimer of other Representations and Warranties.......................................   20
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                                   ARTICLE III
                   REPRESENTATIONS AND WARRANTIES OF PURCHASER

3.01      Corporate Existence......................................................................   20

3.02      Authority................................................................................   20

3.03      No Conflicts.............................................................................   21

3.04      No Consents..............................................................................   21

3.05      Legal Proceedings........................................................................   21

3.06      Financing................................................................................   22

3.07      Brokers' Fees............................................................................   22

                                   ARTICLE IV
                              COVENANTS OF SELLERS

4.01      Regulatory and Other Approvals...........................................................   22

4.02      HSR Filing...............................................................................   23

4.03      Bidding Procedures.......................................................................   23

4.04      Conduct of Business......................................................................   24

4.05      Certain Restrictions.....................................................................   24

4.06      Affiliate Transactions...................................................................   25

4.07      Bankruptcy Court Approvals...............................................................   26

4.08      Tax Matters..............................................................................   27

4.09      Access to Information....................................................................   27

4.10      Post-Closing Payments....................................................................   27

4.11      Employees................................................................................   27

4.12      Environmental Reports....................................................................   28

4.13      Pooling and Servicing Agreements.........................................................   29

                                    ARTICLE V
                             COVENANTS OF PURCHASER

5.01      Regulatory and Other Approvals...........................................................   31

5.02      Bankruptcy Court Approvals...............................................................   32

5.03      Letters of Credit/Surety Bonds...........................................................   32

5.04      Greenwich Capital Servicing Agreement....................................................   33

5.05      Agreements Relating to the Auction.......................................................   33

5.06      Confidentiality..........................................................................   33

5.07      Post-Closing Payments....................................................................   33
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                                   ARTICLE VI
                     CONDITIONS TO OBLIGATIONS OF PURCHASER

6.01      Representations and Warranties...........................................................   33

6.02      Performance..............................................................................   34

6.03      Officer's Certificates...................................................................   34

6.04      Orders and Laws..........................................................................   34

6.05      Regulatory Consents and Approvals........................................................   34

6.06      Plan and Confirmation Order..............................................................   34

6.07      Deliveries...............................................................................   35

6.08      Material Adverse Effect..................................................................   35

6.09      Pooling and Servicing Agreements.........................................................   35

                                   ARTICLE VII
                      CONDITIONS TO OBLIGATIONS OF SELLERS

7.01      Representations and Warranties...........................................................   35

7.02      Performance..............................................................................   35

7.03      Officer's Certificates...................................................................   35

7.04      Orders and Laws..........................................................................   35

7.05      Regulatory Consents and Approvals........................................................   36

7.06      Confirmation Order.......................................................................   36

7.07      Letters of Credit/Surety Bonds...........................................................   36

7.08      Deliveries...............................................................................   36

                                  ARTICLE VIII
                                   TERMINATION

8.01      Termination..............................................................................   36

8.02      Effect of Termination....................................................................   38

                                   ARTICLE IX
                                   DEFINITIONS

9.01      Definitions..............................................................................   39

                                    ARTICLE X
                                  MISCELLANEOUS

10.01     Non-Survival of Representations and Warranties...........................................   50

10.02     Notices..................................................................................   50

10.03     Bulk Sales Act...........................................................................   52

10.04     Entire Agreement.........................................................................   52

10.05     Expenses.................................................................................   52
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10.06     Public Announcements.....................................................................   52

10.07     Confidentiality..........................................................................   53

10.08     Waiver...................................................................................   53

10.09     Amendment................................................................................   53

10.10     No Third Party Beneficiary...............................................................   53

10.11     No Assignment; Binding Effect............................................................   53

10.12     Headings.................................................................................   54

10.13     Retention of U.S. Bankruptcy Court Jurisdiction..........................................   54

10.14     Governing Law............................................................................   54

10.15     Invalid Provisions.......................................................................   54

10.16     Counterparts.............................................................................   55
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Schedules

Sellers' Disclosure Schedules

                           Identification of Sellers

  Section 1.01(a)(iii)  -  Post-Petition Real Property Leases
  Section 1.01(a)(vi)   -  Post-Petition Personal Property Leases
  Section 1.01(a)(vii)  -  Post-Petition Business Contracts
  Section 1.01(a)(xv)   -  REMIC Receivables
  Section 1.01(b)(iii)  -  Excluded Real Property
  Section 1.01(b)(iv)   -  Excluded Accounts Receivable
  Section 1.01(b)(v)    -  Excluded Tangible Personal Property
  Section 1.01(b)(vi)   -  Excluded Intangible Personal Property
  Section 1.01(b)(vii)  -  Excluded Vehicles
  Section 1.01(b)(viii) -  Excluded Books and Records
  Section 1.01(b)(x)    -  Excluded Security Deposits
  Section 1.01(b)(xi)   -  Excluded Litigation Claims
  Section 1.01(b)(xii)  -  Excluded Investments
  Section 1.01(b)(xiv)  -  Other Excluded Assets and Properties
  Section 1.02          -  Assumed Liabilities
  Section 1.09(a)       -  Pre-Petition Contracts Assumed by Sellers
                            Before Agreement Executed

  Section 1.09(b)       -  Contracts to be Assumed
  Section 2.01          -  Non-Seller OHC Subsidiaries
  Section 2.05          -  Notices, Consents and Approvals
  Section 2.06          -  Legal Proceedings
  Section 2.11(a)       -  Tax Returns
  Section 2.12          -  Title Matters
  Section 2.13          -  Shared Facilities or Services
  Section 2.17(c)       -  Location Managers Terminated Within Past
                            3 Months
  Section 4.13             Pooling and Servicing Agreements
  Section 5.03          -  Outstanding Letters of Credit

Exhibits

Exhibit A      Bill of Sale
Exhibit B      Assumption Agreement
Exhibit C      Certificate of Officer of Seller
Exhibit D      Certificate of Secretary/Assistant Secretary of Seller
Exhibit E      Certificate of Officer of Purchaser
Exhibit F      Certificate of Secretary/Assistant Secretary of Purchaser
Exhibit G      Escrow Agreement
Exhibit H      Bidding Procedures
Exhibit I      [Intentionally Omitted]
Exhibit J      Schedule of Working Capital Assets
Exhibit K      Additional Loan Amount Criteria
Exhibit L      Schedule of P&I Advances
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                                      -v-

                            ASSET PURCHASE AGREEMENT

                  THIS ASSET PURCHASE AGREEMENT is made as of November 24, 2003 (this "Agreement") by and among Oakwood Homes Corporation, a North Carolina corporation ("OHC"), and the other Persons identified as "Sellers" on the Identification of Sellers Section of Sellers' Disclosure Schedule (collectively with OHC, "Sellers" and each individually, a "Seller"), and Clayton Homes, Inc., a Delaware corporation ("Purchaser").

                                    RECITALS

                  1. Sellers and their Subsidiaries are engaged in the business of designing, manufacturing, marketing and financing the sale of manufactured and modular homes (the "Business");

                  2. Sellers (other than the Non-Debtor Sellers) are debtors and debtors-in-possession under chapter 11 of title 11 of the United States Code, 11 U.S.C. Sections 101-1330 (as amended, the "Bankruptcy Code"), having commenced voluntary cases (No. 02-13396 (PJW) (Jointly Administered)) (the "Reorganization Cases") on November 15, 2002 (the "Petition Date") in the United States Bankruptcy Court for the District of Delaware (the "U.S. Bankruptcy Court");

                  3. Pursuant to Sections 1107(a) and 1108 of the Bankruptcy Code, Sellers (other than the Non-Debtor Sellers) continue to operate their respective businesses and manage their respective properties, and are administering their respective estates created by Section 541 of the Bankruptcy Code on the Petition Date (the "Estates");

                  4. The boards of directors, general partners or other managing authorities of Sellers have each determined that, subject to (i) the conduct of a full, fair and open Auction, (ii) notice to all creditors and equityholders of Sellers (other than the Non-Debtor Sellers) and (iii) confirmation of the Plan by the U.S. Bankruptcy Court (as detailed in Section
4.07 below), it is advisable and in the best interests of the Estates, the beneficiaries of such Estates and the equity holders of the Non-Debtor Sellers to consummate the transactions contemplated by this Agreement, upon the terms and conditions set forth herein;

                  5. The board of directors of Purchaser has determined that it is advisable and in the best interests of its stockholders to consummate, and has approved, the transactions contemplated by this Agreement, upon the terms and conditions set forth herein;

                  6. Sellers (other than the Non-Debtor Sellers) have agreed, upon approval of the Bidding Procedures Motion by the U.S. Bankruptcy Court, to file an amended plan of reorganization (the "Plan") with the U.S. Bankruptcy Court to effect (i) the transactions contemplated by this Agreement upon the terms and conditions set forth herein, or (ii) an Alternative Transaction; and

                  7. Pursuant to Section 4.07 below Sellers (other than the Non-Debtor Sellers) have agreed to: (i) transmit an amended disclosure statement with respect to the Plan (the "Disclosure Statement"), once approved by the U.S. Bankruptcy Court, to holders of claims and equity interests in the Reorganization Cases, soliciting acceptance of the Plan, and (ii) seek entry of an order of the U.S. Bankruptcy Court (the "Confirmation Order") confirming the Plan pursuant to Section 1129 of the Bankruptcy Code (the date on which the Confirmation Order is entered is hereinafter referred to as the "Confirmation Date").

                  NOW, THEREFORE, in consideration of the premises and the mutual representations, warranties, covenants, agreements and conditions herein contained, the parties hereto, intending to be legally bound, hereby agree as follows:

                                    ARTICLE I
                             SALE OF ASSETS; CLOSING

                  1.01     Sellers' Assets.

                           (a)      Assets Transferred. Upon the terms and
conditions set forth in this Agreement, each Seller will sell, transfer, convey, assign and deliver to Purchaser (or one or more of its Affiliates, as designated by Purchaser), free and clear of all Liens other than Permitted Liens, and Purchaser (or one or more of its Affiliates, as designated by Purchaser) will purchase and pay for, at the Closing, all of each Seller's right, title and interest in, to and under all Assets and Properties used in or relating to the Business (but excluding the Excluded Assets), as such Assets and Properties shall exist on the Closing Date (collectively, the "Transferred Assets"), including the following:

                                    (i)      [INTENTIONALLY OMITTED]

                                    (ii)     Real Property. All owned real
property, and all of the rights arising out of the ownership thereof or appurtenant thereto, used in or relating to the Business, together with all buildings, structures, facilities, fixtures and other improvements thereto, other than the real property listed in Section 1.01(b)(iii) of Sellers' Disclosure Schedule (the "Real Property");

                                    (iii)    Real Property Leases. All leases
and subleases of real property, including capital leases, used in or relating to the Business (1) entered into after the Petition Date and on or before the date of this Agreement (all of which are specifically listed on Section 1.01(a)(iii) of Sellers' Disclosure Schedule, except for those (x) which would not, individually, require payment in the event of termination, cancellation or breach of $50,000 or more, or (y) have been entered into by Sellers in the Ordinary Course of Business (without regard to the proviso in the definition of such term)), (2) entered into after the date of this Agreement consistent with the terms hereof, (3) listed on Section 1.09(a) of Sellers' Disclosure Schedule (other than as "Excluded Contracts") or (4) assumed by Sellers pursuant to
Section 1.09(b), in each case together with any options to purchase the underlying property and leasehold improvements thereon and any other rights, subleases, licenses, permits, deposits and profits appurtenant to or related to such leases and subleases (the "Real Property Leases");

                                    (iv)     Inventory. All inventories,
including raw materials, work-in-process, finished goods, products under research and development, demonstration equipment, office and other supplies, parts, packaging materials and other accessories related thereto, used in or relating to the Business whether held at, or in transit from or to, the

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locations at which the Business is conducted, or located at any customer's premises (on consignment or otherwise), including any of the foregoing purchased subject to any conditional sales or title retention agreement in favor of any other Person, together with all rights against suppliers of such inventories (the "Inventory");

                                    (v)      Tangible Personal Property. All
owned furniture, fixtures, equipment, machinery and other tangible personal property (other than Inventory and Vehicles) used in or relating to the Business, whether at, or in transit to or from, the locations at which the Business is conducted or located at any customer's premises (on consignment or otherwise), including any of the foregoing purchased subject to any conditional sales or title retention agreement in favor of any other Person, other than the tangible personal property listed in Section 1.01(b)(v) of Sellers' Disclosure Schedule (the "Tangible Personal Property");

                                    (vi)     Personal Property Leases. All
leases and subleases of furniture, fixtures, equipment, machinery and other tangible personal property (other than Inventory) used in or relating to the Business (other than Computer/Telecommunications Contracts) (1) entered into after the Petition Date and on or before the date of this Agreement (all of which are specifically listed on Section 1.01(a)(vi) of Sellers' Disclosure Schedule, except for those (x) which would not, individually, require payment in the event of termination, cancellation or breach of $50,000 or more or (y) that have been entered into by Sellers in the Ordinary Course of Business (without regard to the proviso in the definition of such term)), (2) entered into after the date of this Agreement consistent with the terms hereof, (3) listed on
Section 1.09(a) of Sellers' Disclosure Schedule (other than as an "Excluded Contract") or (4) assumed by Sellers pursuant to Section 1.09(b), in each case together with any options to purchase the underlying property (the "Personal Property Leases");

                                    (vii)    Business Contracts. All Contracts
(other than the Real Property Leases, the Personal Property Leases and the Business Licenses) relating to the Business (1) entered into after the Petition Date and on or before the date of this Agreement (all of which are specifically listed on Section 1.01(a)(vii) of Sellers' Disclosure Schedule, except for those
(x) that primarily relate to computer hardware or software, telecommunications equipment or services, or any Contracts for the maintenance of the foregoing (collectively, "Computer/Telecommunications Contracts") and do not, in the aggregate (but excluding any Contracts specifically listed on Section 1.01(a)(vii) of Sellers' Disclosure Schedule), involve commitments on the part of Sellers for an amount in excess of $200,000, or (y) that are not Computer/Telecommunications Contracts and either (i) would not, individually, require payment in the event of termination, cancellation or breach of $50,000 or more, or (ii) have been entered into by Sellers in the Ordinary Course of Business (without regard to the proviso in the definition of such term)), (2) entered into after the date of this Agreement consistent with the terms hereof,
(3) listed on Section 1.09(a) of Sellers' Disclosure Schedule (other than as an "Excluded Contract") or (4) assumed by Sellers pursuant to Section 1.09(b), in each case including Contracts relating to suppliers, sales representatives, distributors, independent dealers, purchase orders, marketing arrangements and manufacturing arrangements (the "Business Contracts");

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                                    (viii)   Prepaid Expenses. All prepayments
and prepaid expenses relating to the Real Property Leases, the Personal Property Leases, the Business Contracts and Business Licenses (the "Prepaid Expenses");

                                    (ix)     Intangible Personal Property. All
Intellectual Property (including goodwill therein) used in or relating to the Business and all rights, privileges and options relating to the Business, other than the items listed in Section 1.01(b)(vi) of Sellers' Disclosure Schedule (the "Intangible Personal Property");

                                    (x)      Licenses. To the extent their
transfer is permitted under applicable Laws, all Licenses (including applications therefor) used in or relating to the Business, but only to the extent that such Licenses have been entered into after the Petition Date and on or before the date of this Agreement, have been entered into after the date of this Agreement consistent with the terms hereof, are listed on Section 1.09(a) of Sellers' Disclosure Schedule or are assumed by Sellers pursuant to Section 1.09(b) (the "Business Licenses");

                                    (xi)     Vehicles. All owned motor vehicles
used in or relating to the Business, other than the vehicles listed in Section 1.01(b)(vii) of Sellers' Disclosure Schedule (the "Vehicles");

                                    (xii)    Books and Records. All Books and
Records relating to the Business, other than the Books and Records described in
Section 1.01(b)(viii) (the "Business Books and Records"); provided, that to the extent any of the Business Books and Records are items susceptible to duplication and (x) are used in connection with any of the Excluded Assets or Excluded Liabilities, (y) are required by Law to be retained by Sellers or (z) may be required or necessary in connection with settlement of the Reorganization Cases, Sellers may deliver photostatic copies or other electronic reproductions from which, in the case of Business Books and Records referred to in clause (x), information concerning the Excluded Assets and the Excluded Liabilities has been deleted;

                                    (xiii)   [INTENTIONALLY OMITTED]

                                    (xiv)    Accounts Receivable. All trade
accounts receivable and all notes, bonds, mortgage loans and other evidences of Indebtedness and rights to receive payments arising out of sales, including any rights with respect to any third party collection procedures or any other Actions or Proceedings which have been commenced in connection therewith, other than those accounts receivable listed in Section 1.01(b)(iv) of Sellers' Disclosure Schedule (the "Accounts Receivable");

                                    (xv)     REMIC Receivables. Those amounts
receivable from or reimbursable by REMIC Trusts arising out of Sellers' servicing as listed in Section 1.01(a)(xv) of Sellers' Disclosure Schedule;

                                    (xvi)    Contract Escrow Amounts. All
amounts of cash held in escrow by Sellers pursuant to any retail customer purchase contracts or, without duplication, any accrued liability of Sellers for cash escrow amounts pursuant to any retail customer purchase contracts ("Contract Escrow Amounts"), provided, however, that with respect to any Contract Escrow Amounts not held in trust by Sellers as of the Closing Date, the transfer of such Contract Escrow Amounts to Purchaser shall be deemed to occur through the reduction of the purchase price by the Contract Escrow Offset Amount pursuant to
Section 1.04(a);

                                    (xvii)   Security Deposits. All security
deposits (other than the Contract Escrow Amounts) made by or on behalf of, or held by or on behalf of, a Seller, other than as described in Section 1.01(b)(x) of Sellers' Disclosure Schedule (the "Transferred Security Deposits");

                                    (xviii)  Third Party Warranties. All third
party warranties issued in connection with any home for items, including appliances and equipment in such home; and

                                    (xix)    Other Assets and Properties. All of
each Seller's right, title and interest in all other Assets and Properties used in or relating to the Business other than the Excluded Assets (the "Other Assets").

                           (b)      Excluded Assets. Notwithstanding anything in
this Agreement to the contrary, the following Assets and Properties of Sellers shall be excluded from the transfer to Purchaser under Section 1.01(a) and shall not constitute Transferred Assets (collectively, the "Excluded Assets"):

                                    (i)      Cash. All cash (including checks
received prior to or after the close of business on the Closing Date, whether or not deposited or cleared prior to the close of business on the Closing Date, that relate to any period prior to the Effective Time), commercial paper, letters of credit, rights of set-off or recoupment, certificates of deposit and other bank deposits, treasury bills and other cash equivalents (other than Contract Escrow Amounts and Transferred Security Deposits);

                                    (ii)     Tax Refunds. All refunds or
credits, if any, of Taxes due to any Seller with respect to any period prior to Closing;

                                    (iii)    Real Property. The real property
and improvements described in Section 1.01(b)(iii) of Sellers' Disclosure Schedule;

                                    (iv)     Accounts Receivable. The accounts
receivable and notes, bonds and other evidences of Indebtedness and rights to receive payments, including any rights with respect to any third party collection procedures or any other Actions or Proceedings which have been commenced in connection therewith, described in Section 1.01(b)(iv) of Sellers' Disclosure Schedule;

                                    (v)      Tangible Personal Property. The
furniture, fixtures, equipment, machinery and other tangible personal property described in Section 1.01(b)(v) of Sellers' Disclosure Schedule;

                                    (vi)     Intangible Personal Property. The
Intellectual Property, rights, privileges and options described in Section 1.01(b)(vi) of Sellers' Disclosure Schedule;

                                    (vii)    Vehicles. The motor vehicles
described in Section 1.01(b)(vii) of Sellers' Disclosure Schedule;

                                    (viii)   Excluded Books and Records. The
minute books, stock transfer books and corporate seals of Sellers and any other Books and Records relating solely or primarily to the Excluded Assets or the Excluded Liabilities and all tax records of Sellers; provided, that to the extent that Books and Records included in the Excluded Assets relate to Transferred Assets, Sellers shall deliver photostatic or other electronic reproductions thereof, from which Sellers may delete information concerning the Excluded Assets and the Excluded Liabilities;

                                    (ix)     Excluded Contracts. The rights of
Sellers in, to and under all Contracts of any nature where the obligations of any Seller under such Contracts are not assigned to, and assumed by, Purchaser pursuant to this Agreement;

                                    (x)      Excluded Security Deposits. All
security deposits made by or on behalf of, or held by or on behalf of, a Seller described in Section 1.01(b)(x) of Sellers' Disclosure Schedule;

                                    (xi)     Litigation Claims. All of Sellers'
or their Subsidiaries' rights (including indemnification) and claims and recoveries under litigation against third parties and all unexpired express or implied representations, warranties, covenants, guaranties, and indemnifications made to or in favor of a Seller or its Subsidiaries, and the rights to enforce the same and to recover therefrom, and all other claims, causes of actions, rights of recovery or set-off of every kind (including all causes of action under Chapter 5 of the Bankruptcy Code and any other causes of action assertable by or for the benefit of the Estates and creditors and including those claims and other rights listed in Section 1.01(b)(xi) of Sellers' Disclosure Schedule), other than Sellers' rights, claims and recoveries against third parties under representations, warranties, covenants, guarantees and indemnifications made to or in favor of a Seller solely to the extent the same relate exclusively or primarily to the Transferred Assets or the Assumed Liabilities (but excluding all Preference Claims);

                                    (xii)    Investments. All investments listed
in Section 1.01(b)(xii) of Sellers' Disclosure Schedule;

                                    (xiii)   Equity Interests in Sellers. All
equity interests held by each Seller in any other Seller or in any other Subsidiary (other than any equity interests included in the Suburban Home Assets to the extent such equity interests constitute Transferred Assets at Closing);

                                    (xiv)    Other Assets and Properties. All
other Assets and Properties listed in Section 1.01(b)(xiv) of Sellers' Disclosure Schedule;

                                    (xv)     Agreement Related Rights. Sellers'
rights under this Agreement and the Operative Agreements;

                                    (xvi)    Insurance. Any and all insurance
policies of Sellers or their Subsidiaries, together with any and all proceeds of such policies and the pay rights of Sellers and their Subsidiaries under such policies; and

                                    (xvii)   Excluded Loans. All chattel or
mortgage loans originated by Sellers after September 30, 2003 that do not satisfy the criteria set forth on Exhibit K attached hereto.

                           (c)      Suburban Homes Assets and Liabilities.
Purchaser shall be entitled (in its sole discretion) to designate all, but not less than all, of the Suburban Homes Assets as Excluded Assets and the Suburban Homes Liabilities as Excluded Liabilities by providing notice of such designation to Sellers no later than two (2) Business Days prior to the Closing Date and, following such notice, the Suburban Homes Assets and the Suburban Homes Liabilities shall constitute Excluded Assets and Excluded Liabilities, respectively, for all purposes of this Agreement; provided, that any such designation shall have no effect on the purchase price under this Agreement; provided, further, in the event of any such designation, the Suburban Homes Assets shall be removed from the Schedule of Working Capital Assets and shall not be included on the Schedule of Closing Date Working Capital Assets.

                           (d)      Designated REMIC Class R Certificates.
Purchaser shall be entitled (in its sole discretion) to designate any or all of the Designated REMIC Class R Certificates as Excluded Assets by providing notice of such designation to Sellers no later than two (2) Business Days prior to the Closing Date and, following such notice, the Designated REMIC Class R Certificates shall constitute Excluded Assets for all purposes of this Agreement; provided, that any such designation shall have no effect on the purchase price under this Agreement; provided, further, in the event of any such designation, the value of the Designated REMIC Class R Certificates that are designated as Excluded Assets shall be removed from the Schedule of Working Capital Assets and shall not be included on the Schedule of Closing Date Working Capital Assets.

                  1.02     Assumed Liabilities.

                           (a)      Purchaser or one or more of its Affiliates
shall assume only the following liabilities of Sellers (the "Assumed Liabilities"): (i) all of those liabilities and categories of liabilities listed in Section 1.02 of Sellers' Disclosure Schedule, (ii) the Assumed Rebate Liabilities, (iii) the Assumed Warranty Service Liabilities, subject to Section 1.02(b) below, and (iv) all liabilities arising after the Closing Date under the Real Property Leases, Personal Property Leases, the Business Contracts, the Business Licenses and, to the extent provided in Section 4.13, liabilities arising after the Closing Date under the Servicing Agreements (other than in each case under clauses 1 through 4, any liability arising out of or relating to a breach that occurred on or prior to the Closing Date and/or any other amount or payment necessary to satisfy Bankruptcy Code Section 365(b) in connection with such assumption). Notwithstanding the foregoing, Purchaser shall be and remain liable to Sellers for the Assumed Liabilities under (1) Section 1.02(a)(ii), (2) Section 1.02(a)(iii), (3) Section 1.02(a)(iv) relating solely to retail customer purchase contracts and (4) Business Contracts listed under "Vendor Contracts" on Section 1.01(a)(vii) of Sellers' Disclosure Schedule except to the extent such Assumed Liabilities are assigned in accordance with
Section 10.11.

                           (b)      Purchaser's obligation to satisfy the
Assumed Warranty Service Liabilities is limited to warranty claims arising in the Ordinary Course of Business (without regard to the proviso in the definition of such term). Purchaser's obligation for Assumed

Warranty Service Liabilities shall extend only to the first retail purchaser of the home to the extent that such limitation is permitted by applicable law. Purchaser's obligation for the Assumed Warranty Service Liabilities exists only for the time period covered by the Sellers' standard warranty. ALL OTHER LIABILITIES AND OBLIGATIONS ASSOCIATED WITH THE MANUFACTURE, SALE, DELIVERY, INSTALLATION OR FINANCING OF THE HOMES, INCLUDING WITHOUT LIMITATION ANY PRODUCTS LIABILITY CLAIMS AND ANY WARRANTY OBLIGATIONS (OTHER THAN THE OBLIGATION TO REPAIR OR REPLACE DEFECTIVE MATERIALS OR WORKMANSHIP), ANY LIABILITY FOR INCIDENTAL OR CONSEQUENTIAL DAMAGES, ANY CLAIMS RELATING TO IMPLIED WARRANTY OF MERCHANTABILITY, HABITABILITY OR FITNESS FOR A PARTICULAR PURPOSE APPLICABLE TO THE ITEMS OR COMPONENTS IN THE STANDARD WARRANTY, ARE EXCLUDED AND DISCLAIMED AND NOT ASSUMED BY PURCHASER. Purchaser will be entitled to the benefit of any third party warranties issued in connection with any home for items, including appliances and equipment in such home. This provision is intended solely for the benefit of Sellers and Purchaser and not for any third party beneficiary.

                           (c)      All Liabilities of Sellers that are not
expressly assumed by Purchaser in Section 1.02 (a) of this Agreement are specifically excluded (all such excluded Liabilities, collectively, the "Excluded Liabilities"), including, without limitation, any and all liability, damages and expenses, whether now existing or hereafter arising, in any way relating to (i) any employee benefit plans or policies of Sellers, Taxes (subject to Section 1.04(c) and Section 4.08), personal injury claims, claims for bodily injury or property damage, products liability claims, environmental claims, breach of contract claims, employment claims, lender liability claims, REMIC Class R certificates and any non-economic interests therein or, except to the extent included in the Assumed Liabilities, pre-petition secured or unsecured claims, (ii) any Employee Retained Liabilities, (iii) Excluded Assets, or (iv) except for the Assumed Liabilities, the ownership or operation of the Transferred Assets prior to the Closing Date.

                  1.03 Discharged Liabilities. Sellers (other than the Non-Debtor Sellers) shall make provision in the Plan and shall make all necessary transfers and assumptions and take all other necessary actions, and, as applicable, shall cause their Subsidiaries to make such provisions, transfers and assumptions and to take such actions, such that:

                           (a)      At or upon Closing, all Excluded Liabilities
shall be forever discharged and released as to Purchaser, its Affiliates and the Transferred Assets and shall be retained by Sellers or transferred to a trust, the purpose of which will be, among other things, to accept the transfer of the Excluded Liabilities and the Excluded Assets; and

                           (b)      At or upon Closing, all Assumed Liabilities
shall be assumed by Purchaser or one or more of its Affiliates and shall be forever discharged and released as to the Sellers, the Estates and the Excluded Assets. Purchaser or one or more of its Affiliates (if any assume some or all of the Assumed Liabilities), as applicable, shall pay, perform and satisfy all Assumed Liabilities and shall indemnify and hold harmless Sellers and the Estates from and against any and all costs or expenses incurred with respect to the Assumed Liabilities, provided, that Purchaser and/or its Affiliates shall have the ability to contest, in good faith, any such claim of liability asserted in respect thereof by any Person.

                  1.04     Purchase Price; Allocation; Adjustment.

                           (a)      Purchase Price. Purchaser hereby agrees to
purchase the Transferred Assets from Sellers and to pay or cause to be paid to Sellers the Total Purchase Price. The "Total Purchase Price" shall mean (i) $372,500,000 (the "Initial Purchase Price"), (ii) minus the Working Capital Adjustment Amount, (iii) plus or minus, as appropriate, any amounts payable pursuant to Section 1.04(c), (iv) minus the Assumed Rebate Liabilities, (v) minus the Warranty Service Liability Amount, (vi) plus the Additional Loan Amount, (vii) minus the Asset Adjustment Amount, (viii) plus or minus, as appropriate, the P&I Advances Adjustment Amount and (ix) minus the Contract Escrow Offset Amount. The "Estimated Purchase Price" shall mean (i) the Initial Purchase Price, (ii) plus or minus, as appropriate, any amounts determinable on the Closing Date payable pursuant to Section 1.04(c), (iii) minus the Assumed Rebate Liabilities, (iv) minus the Warranty Service Liability Amount, (v) minus the Asset Adjustment Amount and (vi) plus the Additional Loan Amount.

                           (b)      Allocation of Purchase Price. Within 180
days after the Closing Date, Purchaser shall provide to the Estates copies of Internal Revenue Service Form 8594 and any required exhibits thereto with Purchaser's proposed allocation of the purchase price among the Transferred Assets (including a breakdown by legal entity). Within 60 days after the receipt of such Form 8594, the Estates shall propose to Purchaser any changes to such Form 8594 or shall indicate their concurrence therewith, which concurrence shall not be unreasonably withheld. The failure by the Estates to propose any such change within 60 days shall be deemed to be an indication of their concurrence with such Form 8594. Any disputes with respect to the allocation of purchase price which Purchaser and the Estates, acting in good faith, are unable to resolve shall be submitted to Independent Accountants for a final determination. Each party hereto agrees that no party will take a position on any income, transfer or gains Tax Return, before any Governmental or Regulatory Authority charged with the collection of any such Tax or in any judicial proceeding, that is in any manner inconsistent with the terms of any such allocation without the prior written consent of the other party.

                           (c)      Proration of Real Property Charges. The
Estimated Purchase Price shall be increased or decreased, as the case may be, by the net amount calculated as being for the account of Purchaser or Sellers, as the case may be, in connection with the Real Property Leases and the Real Property, after netting all of the following adjustments: the pro-rata share accrued to the Effective Time of ordinary course bills for utility charges (electricity, water, sewer and natural gas), telephone charges, real property and personal property Taxes, common area maintenance charges, insurance premiums due or accrued, payroll Taxes, garbage collection, rent and other customarily proratable items. The adjustments referred to in this Section 1.04(c) shall reflect, in accordance with GAAP, the principle that all expenses and income attributable to the period at or after the Effective Time are for the account of Purchaser and all expenses and income attributable to the period before the Effective Time are for the account of Sellers. If the amount of any proratable item cannot be determined as at Closing, the amount thereof shall be estimated and, within twenty (20) days following the Closing, such amount shall be finalized and any difference between the estimated amount and the actual amount of the proratable items shall be paid by the Estates to Purchaser or by Purchaser to the Estates on behalf of Sellers, as applicable, and the Total Purchase Price shall be increased or decreased, as appropriate.

                  1.05     The Closing.

                           (a)      Closing. Unless this Agreement shall have
been terminated pursuant to Section 8.01, and subject to the satisfaction or waiver (where applicable) of the conditions set forth in Articles VI and VII, the closing of the transactions contemplated by this Agreement (the "Closing") will take place at the offices of Purchaser, at 10:00 a.m., local time, on the fifth Business Day following satisfaction of the conditions set forth in Sections 6.05, 6.06, 6.09, 7.05, and 7.06 unless another date, time or place is mutually agreed to in writing by the parties hereto (the "Closing Date"). The Closing shall be effective as of 12:01 a.m. on the Closing Date (the "Effective Time").

                           (b)      Payment of Purchase Price. At the direction
of and on behalf of Sellers, at the Closing, (i) Purchaser will pay the Estimated Purchase Price, less the Escrow Amount, by wire transfer of immediately available United States funds to the Estates for distribution pursuant to the Plan, the account information for such wire transfer to be provided to Purchaser at least two (2) Business Days before the Closing Date, and (ii) Purchaser will deliver, by wire transfer of immediately available United States funds, the Escrow Amount to an escrow agent reasonably acceptable to Purchaser and Sellers (the "Escrow Agent") under an escrow agreement to be entered into on the Closing Date by and among Sellers, Purchaser and the Escrow Agent substantially in the form of Exhibit G attached hereto (the "Escrow Agreement").

                           (c)      Closing Deliveries. Simultaneously with
Purchaser's delivery of the Estimated Purchase Price at the Closing in accordance with Section 1.05(b):

                                    (i)      each Seller will convey to
Purchaser or one of more of its Affiliates all of its right, title and interest in, to, and under the Transferred Assets, free and clear of all Liens other than Permitted Liens, by delivery to Purchaser of (A) a Bill of Sale substantially in the form of Exhibit A attached hereto (the "Bill of Sale"), duly executed by each Seller, (B) special warranty deeds sufficient for recording and otherwise conveying title to the Real Property, (C) powers of attorney to convey additional whole loans, and (D) such other instruments of conveyance, assignment and transfer sufficient to vest in Purchaser or one or more of its Affiliates Sellers' title to the Transferred Assets transferred under Section 1.01 (the Bill of Sale and the other instruments referred to in Section 1.05(c)(i)(B), (C) and (D) being collectively referred to herein as the "Assignment Instruments"); and

                                    (ii)     Purchaser or one or more of its
Affiliates will assume from each Seller the due payment, performance and discharge of the Assumed Liabilities by delivery of (A) one or more Assumption Agreements substantially in the form of Exhibit B attached hereto (the "Assumption Agreement") duly executed by Purchaser or one or more of its Affiliates and (B) such other good and sufficient instruments of assumption, in form and substance reasonably acceptable to Sellers, as shall be effective to cause Purchaser or one or more of its Affiliates to assume the Assumed Liabilities as and to the extent provided in Section 1.02 (the Assumption Agreement and such other instruments referred to in clause (B) being collectively referred to herein as the "Assumption Instruments"); provided, that notwithstanding the foregoing, Purchaser shall be and remain liable to Sellers for the Assumed Liabilities under (1) Section 1.02(a)(ii), (2) Section 1.02(a)(iii), (3) Section 1.02(a)(iv) relating solely to retail customer purchase contracts and (4) Business Contracts listed under "Vendor

Contracts" on Section 1.01(a)(vii) of Sellers' Disclosure Schedule except to the extent such Assumed Liabilities are assigned in accordance with Section 10.11.

                           (d)      At the Closing, there shall also be
delivered to Sellers and Purchaser the certificates and other documents required to be delivered under Articles VI and VII.

                  1.06     Post-Closing Access to Books and Records.

                           (a)      Following the Closing, each party (or, with
respect to each Seller, such Seller or its successor, as applicable, pursuant to the Plan) will afford the other party and its Representatives, during normal business hours, reasonable access to its Assets and Properties, Books and Records and other data relating to the Business in its possession, custody or control and the right to make copies and extracts therefrom, to the extent that such access may be reasonably required by the requesting party in connection with (i) the preparation of Tax Returns, (ii) compliance with the requirements of any Governmental or Regulatory Authority, (iii) the determination or enforcement of the rights and obligations of any party to this Agreement or any of the Operative Agreements, (iv) the completion of the Reorganization Cases,
(v) any reports, filings, responses, claims, adversary proceedings or other matters before the U.S. Bankruptcy Court or (vi) any actual or threatened Action or Proceeding. Upon request and as reasonably required in connection with the completion of the Reorganization Cases, Purchaser will provide to each Seller or its successor, as applicable, pursuant to the Plan (at the requesting party's expense) (x) copies of the above-referenced information and (y) reasonable access to the Employees hired by Purchaser or its Affiliates to discuss matters relating to the Business with respect to periods prior to the Closing.

                           (b)      If, in order properly to prepare its Tax
Returns, other documents or reports required to be filed with Governmental or Regulatory Authorities or its financial statements or to fulfill its obligations thereunder, it is necessary that a party be furnished with additional information, documents or records relating to the Business not referred to in
Section 1.06(a) above, and such information, documents or records are in the possession, custody or control of the other party, such other party shall use commercially reasonable efforts to furnish or make available such information, documents or records (or copies thereof) at the recipient's request, in each case at the requesting party's cost and expense. Any information obtained by such party in accordance with this Section 1.06(b) shall be held confidential by such party in accordance with Section 10.07.

                           (c)      Notwithstanding anything to the contrary
contained in this Section 1.06, if the parties are in an adversarial relationship in litigation or arbitration concerning a specific matter, the furnishing of information, documents or records concerning such litigation or arbitration in accordance with Sections 1.06(a) and (b) shall be subject to applicable rules relating to discovery.

                  1.07 Insurance Proceeds. If any of the Transferred Assets that otherwise would have been transferred to Purchaser pursuant to this Agreement are destroyed or damaged or taken in condemnation after the date hereof and prior to the Closing, Sellers shall promptly give notice of the same to Purchaser, and upon written instruction from Purchaser shall cause all necessary repairs or restoration to such properties to be made promptly to the extent of any insurance proceeds that have been received by Sellers with respect to such Transferred Assets. If any such insurance proceeds or condemnation award are received by any Seller after the Closing, such Seller shall forthwith pay to Purchaser the insurance proceeds or condemnation award so received less, in the case of insurance proceeds, the amount actually expended by Sellers to perform any repair or restoration in connection with any such destruction, damage or taking prior to the Closing Date.

                  1.08     Working Capital Adjustment.

                           (a)      Within thirty (30) Business Days following
the Closing Date, Purchaser shall cause to be prepared and shall deliver to Sellers (i) the Schedule of Closing Date Working Capital Assets, (ii) the Schedule of Closing Date P&I Advances, (iii) the Contract Escrow Offset Amount and (iv) the Total Purchase Price Calculation. Sellers shall have twenty (20) Business Days following delivery of the Schedule of Closing Date Working Capital Assets, the Schedule of Closing Date P&I Advances, the Contract Escrow Offset Amount and the Total Purchase Price Calculation in which to review the Schedule of Closing Date Working Capital Assets, the Schedule of Closing Date P&I Advances, the Contract Escrow Offset Amount and the Total Purchase Price Calculation, and if Sellers disagree with the Schedule of Closing Date Working Capital Assets, the Schedule of Closing Date P&I Advances, the Contract Escrow Offset Amount or the Total Purchase Price Calculation, then Sellers shall, within such 20-Business Day period, deliver to Purchaser a written proposed adjustment to the Schedule of Closing Date Working Capital Assets, the Schedule of Closing Date P&I Advances, the Contract Escrow Offset Amount and/or the Total Purchase Price Calculation ("Sellers' Adjustment Request") setting forth (A) the amount of the proposed adjustment, (B) the item or items to which such proposed adjustment relates, and (C) the facts and circumstances supporting such adjustment. Sellers, on the one hand, and Purchaser, on the other hand, shall use commercially reasonable efforts for fifteen (15) days after delivery of Sellers' Adjustment Request to agree upon any adjustments to the Schedule of Closing Date Working Capital Assets, the Schedule of Closing Date P&I Advances, the Contract Escrow Offset Amount and the Total Purchase Price Calculation proposed in Sellers' Adjustment Request. Upon the expiration of such 15-day period, Sellers, on the one hand, or Purchaser, on the other hand, may demand in writing that any or all disputes reflected in Sellers' Adjustment Request be submitted for resolution to an independent certified public accounting firm of recognized national standing designated by the requesting party, which firm shall be subject to approval by the other party, such approval not to be unreasonably withheld (such firm, the "Independent Accountants"). As promptly as practicable, but in no event later than fifteen (15) days after such demand, Sellers and Purchaser shall deliver to the Independent Accountants written submissions supporting their respective positions with respect to such dispute. The decision of the Independent Accountants with respect to the Schedule of Closing Date Working Capital Assets, the Schedule of Closing Date P&I Advances, the Contract Escrow Offset Amount, the Total Purchase Price Calculation and Sellers' Adjustment Request, and any dispute relating thereto, shall be final and binding on the parties hereto and may be enforced as an arbitration award in any court of competent jurisdiction.

                           (b)      The costs and expenses of the Independent
Accountants incurred in connection with this Section 1.08 or Section 1.04(b) shall be borne equally as between Purchaser and Sellers. Upon delivery of the Schedule of Closing Date Working Capital Assets, the Schedule of Closing Date P&I Advances, the Contract Escrow Offset Amount and the Total Purchase Price Calculation, Purchaser shall make available to Sellers all books, records, information and personnel used in preparing the Schedule of Closing Date Working Capital Assets, the Schedule of Closing Date P&I Advances, the Contract Escrow Offset Amount and the Total Purchase Price Calculation for Sellers to evaluate the Schedule of Closing Date Working Capital Assets, the Schedule of Closing Date P&I Advances, the Contract Escrow Offset Amount and the Total Purchase Price Calculation.

                           (c)      Within ten (10) days after the final
determination of the Total Purchase Price pursuant to Section 1.04(a) and this
Section 1.08, (i) if the Total Purchase Price exceeds the Estimated Purchase Price, (A) Purchaser shall pay to the Estates on behalf of Sellers by wire transfer of immediately available United States funds an amount equal to such excess, without set-off or deduction of any kind, and (B) Purchaser and Sellers shall deliver a written notice to the Escrow Agent pursuant to the Escrow Agreement instructing the Escrow Agent to pay the Escrow Amount to the Estates on behalf of Sellers by wire transfer of immediately available United States funds, without set-off or deduction of any kind, within five (5) Business Days of receipt of such instruction or (ii) if the Estimated Purchase Price exceeds the Total Purchase Price, Purchaser and Sellers shall deliver a written notice to the Escrow Agent pursuant to the Escrow Agreement instructing the Escrow Agent to pay (A) an amount equal to such excess from the Escrow Amount to Purchaser and (B) the remainder of the Escrow Amount, if any, to the Estates on behalf of Sellers, in each case by wire transfer of immediately available United States funds, without set-off or deduction of any kind, within five (5) Business Days of receipt of such instruction; provided, that in the event the Escrow Amount is insufficient to pay to Purchaser the full amount by which the Estimated Purchase Price exceeds the Total Purchase Price, the Estates shall pay to Purchaser the amount by which the Escrow Amount is insufficient by wire transfer of immediately available United States funds, without set-off or deduction of any kind.

                           (d)      Interest on and other income from the Escrow
Amount shall be payable in accordance with the Escrow Agreement.

                  1.09     Assumption of Contracts Between Execution and
Closing.

                           (a)      Section 1.09(a) of Sellers' Disclosure
Schedule lists each Contract that has been assumed by any Seller prior to the date of this Agreement pursuant to an Order of the U.S. Bankruptcy Court, provided that Section 1.09(a) of Sellers' Disclosure Schedule also identifies each such Contract, if any, that Purchaser will not be assuming as an "Excluded Contract."

                           (b)      With respect to all Contracts entered into
prior to the Petition Date (x) as to which any Seller (other than the Non-Debtor Sellers) is a party and (y) that have not been assumed or rejected prior to the date of this Agreement pursuant to an Order of the U.S. Bankruptcy Court, Purchaser agrees that such Seller shall assume and assign, and Sellers (other than the Non-Debtor Sellers) covenant to seek to have such Seller assume and assign, those items listed on Section 1.09(b) of Sellers' Disclosure Schedule effective and conditioned upon the Closing or as set forth in the Plan; provided, however, that Purchaser, at any time after the date of this Agreement and prior to Closing, shall have the right to designate additional Contracts to be added to Section 1.09(b) of Sellers' Disclosure Schedule (other than any Contract that has been designated as an "Excluded Contract"). Sellers shall be responsible for paying, on or prior to Closing or as otherwise agreed between Sellers, Purchaser and the applicable counterparty or established by the U.S. Bankruptcy Court, any Cure Costs associated with the assumption of all Business Contracts, Real Property Leases, Personal Property Leases and Business Licenses listed on Section 1.09(a) or Section 1.09(b) of Sellers' Disclosure Schedule (as it may be added to by Purchaser) (other than any Contract that has been designated as an "Excluded Contract" on Section 1.09(b) of Sellers' Disclosure Schedule).

                  1.10     [Intentionally Omitted]

                  1.11 Further Assurances; Post-Closing Cooperation. Subject to the terms and conditions of this Agreement, at any time and from time to time after the Closing, each of the parties hereto (or, with respect to each Seller, its successors pursuant to the Plan) shall execute and deliver such other documents and instruments of sale, transfer, conveyance, assignment and confirmation, provide such materials and information and take such other actions as may reasonably be necessary, proper or advisable, to more effectively transfer, convey and assign to Purchaser, and to confirm Purchaser's title to, all of the Transferred Assets, and, to the extent permitted by Law, to put Purchaser in actual possession and operating control of the Business and the Transferred Assets and to assist Purchaser in exercising all rights with respect thereto, and to confirm the assumption by Purchaser of the Assumed Liabilities and otherwise to cause Sellers and Purchaser to fulfill their obligations under this Agreement and the Operative Agreements, provided, however, that neither Purchaser nor the successors to each Seller pursuant to the Plan shall be required to take any action pursuant to this Section 1.11 that would result in Purchaser or such successor incurring any expense not otherwise contemplated hereby. Notwithstanding anything to the contrary in this Agreement, Purchaser agrees (and agrees to cause any successor or assign under this Agreement) to transfer and assign to Sellers and their successors and assigns under this Agreement (without cost or obligation to any Seller or successor or assign) any third-party warranties that constitute Transferred Assets to the extent such third-party warranties relate to any liabilities or obligations that any Seller has retained under this Agreement in the event that any claim is made against any Seller with respect to any such retained liability or obligation.

                                   ARTICLE II
                    REPRESENTATIONS AND WARRANTIES OF SELLERS

                  Except as set forth in Sellers' Disclosure Schedule delivered by Sellers to Purchaser prior to the execution and delivery of this Agreement ("Sellers' Disclosure Schedule"), each Seller represents and warrants to Purchaser that as of the date hereof:

                  2.01 Corporate Existence. Subject to the effect of the commencement and continuance of the Reorganization Cases, each Seller is a corporation, limited partnership, limited liability company or trust duly incorporated, formed or created, validly existing and in good standing under the Laws of its jurisdiction of incorporation or formation, and has all requisite corporate, limited partnership, limited liability company or trust power and authority to conduct the Business as and to the extent now conducted by it and to own, use and lease its

Assets and Properties. Except as set forth on Section 2.01 of Sellers' Disclosure Schedule, the Sellers (other than OHC) constitute all of OHC's Subsidiaries.

                  2.02 Authority. Subject to confirmation of the Plan, each Seller has the requisite corporate, limited partnership, limited liability company or trust power and authority to execute and deliver this Agreement and each of the Operative Agreements to which it shall be a party, to perform its obligations hereunder and thereunder and, upon entry of the Confirmation Order, to consummate the transactions contemplated hereby and thereby. Subject to confirmation of the Plan, the execution and delivery by each Seller of this Agreement and the Operative Agreements and the performance by each Seller of its obligations hereunder and thereunder, have been duly and validly authorized by such Seller, and, upon entry of the Confirmation Order, no other corporate, limited partnership, limited liability company or trust action on the part of such Seller or its stockholders, partners, members, managers or trustees is necessary. Subject to the entry of an Order of the U.S. Bankruptcy Court approving the Bidding Procedures Motion (as to the provisions of this Agreement covered thereby) or the entry of the Confirmation Order (as to the other provisions of this Agreement), this Agreement has been duly and validly executed and delivered by each Seller and constitutes, and upon the execution and delivery by each Seller of the Operative Agreements, such Operative Agreements will constitute, the legal, valid and binding obligations of such Seller, enforceable against such Seller in accordance with their terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar Laws affecting the enforcement of creditors rights generally and by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at Law).

                  2.03     [Intentionally Omitted].

                  2.04 No Conflicts. The execution and delivery by each Seller of this Agreement do not, and the execution and delivery by each Seller of each of the Operative Agreements to which such Seller shall be a party, the performance by each Seller of its obligations under this Agreement and such Operative Agreements and the consummation of the transactions contemplated hereby and thereby, will not:

                           (a)      conflict with or result in a violation or
breach of any of the terms, conditions or provisions of the Charter Documents of any Seller;

                           (b)      assuming that all consents, approvals and
notices contemplated by Section 2.05 have been obtained and all filings described in such section have been made, result in a violation or breach of any term or provision of any Law or Order applicable to any Seller, or any of the Transferred Assets, other than such violations or breaches (i) which would not materially and adversely affect the validity or enforceability of this Agreement or any of such Operative Agreements or have a Material Adverse Effect on the Condition of the Business or (ii) as would occur solely as a result of the identity or the legal or regulatory status of Purchaser or any of its Affiliates; or

                           (c)      assuming that all consents, approvals and
notices contemplated by Section 2.05 have been obtained and all filings described in such section have been made, except as would not materially and adversely affect the ability of Sellers to consummate the transactions contemplated hereby or by any Operative Agreement, or to perform their obligations hereunder or thereunder, and would not have a Material Adverse Effect on the Condition of the Business, (i) result in a violation or breach of,
(ii) constitute (with or without notice or lapse of time or both) a default under, (iii) require any Seller to obtain any consent, approval or action of, make any filing with or give any notice to any Person as a result or under the terms of; or (iv) result in or give to any Person any right of termination, cancellation, acceleration or modification in or with respect to, or (v) result in the creation or imposition of any Lien upon any Transferred Asset under, any Contract or License to which any Seller, or by which any Transferred Asset, is bound.

                  2.05 No Consents. No consent, approval or action of, filing with or notice to any Governmental or Regulatory Authority or any other Person is required to be obtained by any Seller or any of its Subsidiaries in connection with the execution, delivery and performance of this Agreement or any of the Operative Agreements, or the consummation of the transactions contemplated hereby or thereby, except (a) for consents, approvals or actions of and filings with or notice to the U.S. Bankruptcy Court, (b) for the necessary filings by Sellers under the HSR Act and the expiration or earlier termination of the applicable waiting period(s) thereunder, (c) those consents, approvals, actions or filings as would be required solely as a result of the identity or the legal or regulatory status of Purchaser or any of its Affiliates, (d) the consents, approvals or notices set forth Section 2.05 of Sellers' Disclosure Schedule and (e) where the failure to obtain any such consent, approval or action, to make any such filing or to give any such notice would not materially and adversely affect the ability of Sellers and their Subsidiaries to consummate the transactions contemplated by this Agreement or any of such Operative Agreements or to perform their obligations hereunder or thereunder or have a Material Adverse Effect on the Condition of the Business.

                  2.06     Legal Proceedings. Except as set forth in Schedule
2.06 of Sellers' Disclosure Schedule and for Claims that will be provided for under the Plan and the Confirmation Order:

                           (a)      other than the Reorganization Cases, there
are no Actions or Proceedings pending or, to the Knowledge of Sellers, threatened against, relating to or affecting, any Seller or any of its Subsidiaries with respect to the Business or any of the Transferred Assets which would reasonably be expected (i) to result in the issuance of an Order restraining, enjoining or otherwise prohibiting or making illegal the consummation of any of the transactions contemplated by this Agreement or any of the Operative Agreements or (ii) to have a Material Adverse Effect on the Condition of the Business; and

                           (b)      except for Orders of the U.S. Bankruptcy
Court, there are no Orders outstanding against any Seller or any of its Subsidiaries which would have a Material Adverse Effect on the Condition of the Business.

                  2.07 Compliance With Laws and Orders. No Seller or any of its Subsidiaries is in violation of or in default under any Law or Order applicable to the Business or the Transferred Assets the effect of which would have a Material Adverse Effect on the Condition of the Business. Each Seller has complied in all material respects with all applicable Laws and Orders applicable to the Reorganization Cases.

                  2.08     Benefit Plans; ERISA.

                           (a)      Except as would not have a Material Adverse
Effect on the Condition of the Business, each Benefit Plan has been administered and is in compliance with the terms of such Benefit Plan and all applicable Laws.

                           (b)      Each Benefit Plan intended to be qualified
under Section 401(a) of the Code has received a favorable determination from the IRS and, except as would not have a Material Adverse Effect on the Condition of the Business, to the Knowledge of Sellers, nothing has occurred since such determination that would adversely affect such qualification.

                           (c)      Except as would not have a Material Adverse
Effect on the Condition of the Business, no "accumulated funding deficiency" (as such term is used in Section 412 or 4971 of the Code) has occurred during the last five (5) years with respect to any Benefit Plan.

                           (d)      No Benefit Plan has been terminated, where
such termination has resulted in liability under Title IV of ERISA that would have a Material Adverse Effect on the Condition of the Business.

                           (e)      To the Knowledge of Sellers, there are no
pending claims by or on behalf of any Benefit Plan or by any employee or beneficiary covered under such Benefit Plan or otherwise involving any such Benefit Plan (other than routine claims for benefits).

                           (f)      No Benefit Plan is a "multiple employer
plan" within the meaning of Section 413 of the Code. Sellers are not obligated to contribute to any "multiemployer plan" within the meaning of Section 3(37) of ERISA.

                           (g)      Sellers have not engaged in any "prohibited
transaction" within the meaning of Section 406 of ERISA or Section 4975 of the Code that would result in any material liability of Sellers for any tax or penalty imposed by Section 4975 of the Code.

                  2.09     Environmental Matters.

                           (a)      Each Seller is, and at all times has been,
in full compliance with all Environmental Laws, and has not been and is not in violation or liable under any Environmental Laws, except where the failure to be in compliance or such violation would not have a Material Adverse Effect on the Condition of the Business.

                           (b)      Except with respect to Claims that have been
or will be discharged pursuant to the Confirmation Order, there are no Environmental Claims pending or threatened in writing (or, to the Knowledge of Sellers, orally) concerning any Transferred Asset that would have a Material Adverse Effect on the Condition of the Business.

                           (c)      None of the Transferred Assets contains or
is affected by the presence of any Hazardous Substance in a manner that would have a Material Adverse Effect on the Condition of the Business.

                           (d)      Sellers have delivered to Purchaser (i) true
and complete copies of all Phase I reports and, if applicable, Phase II reports possessed by Sellers for manufacturing facilities (whether active or idle) owned by any Sellers, and (ii)true and complete copies and results of any other reports, studies, analyses, tests or monitoring possessed by Sellers concerning in any material respect compliance with any Environmental Laws with respect to any Transferred Assets.

                  2.10 Financial Statements. Subject to the qualifications expressed in the opinions of Sellers' auditors dated December 17, 2002 and September 12, 2003 in connection with their audits of Sellers' September 30, 2002 and June 30, 2003 consolidated financial statements, respectively, Sellers' consolidated audited financial statements for the year ended September 30, 2002 and for the nine-month period ended June 30, 2003 (collectively, the "OHC Financial Statements"), as of their respective dates, fairly present in all material respects the items contained therein and were derived from each Seller's historical records and were prepared in accordance with GAAP, except as otherwise noted therein. Sellers have not, since June 30, 2003, made any material change in the accounting practices or policies applied in the preparation of the OHC Financial Statements.

                  2.11     Taxes.

                           (a)      Except as set forth in Section 2.11(a) of
Sellers' Disclosure Schedule, (i) each of the Sellers has timely filed all material Tax Returns that it was required to file, taking into account any valid extension of time, (ii) all such Tax Returns were correct and complete in all material respects, and (iii) all material Taxes owed by each Seller (whether or not shown on any Tax Return) have been paid.

                           (b)      To the Knowledge of Sellers, Purchaser will
not be required to deduct or withhold any amount in connection with the transactions contemplated by the Agreement by reason of the domicile of Sellers, including pursuant to Section 1445(a) of the Code.

                  2.12     Title to Transferred Assets. Except as set forth in
Schedule 2.12 of Sellers' Disclosure Schedule, each Seller has good and indefeasible title to, or in the case of leaseholds, valid leasehold interests in, its Assets and Properties that comprise part of the Transferred Assets, free and clear of any Liens other than Permitted Liens or Liens that will be released or discharged pursuant to the Confirmation Order or otherwise at or prior to the Closing.

                  2.13 Entire Business. Except as disclosed in Section 2.13 of Sellers' Disclosure Schedule, the sale of the Transferred Assets by Sellers to Purchaser pursuant to this Agreement will effectively convey to Purchaser all assets, including all of the tangible and intangible property, used by Sellers (whether owned, leased or held under license by Sellers, by any of their Affiliates or by others) in connection with the conduct of the Business as conducted by Sellers as of the date of this Agreement, including, without limitation, all tangible Assets and Properties of Sellers reflected in the Financial Statements and Assets and Properties acquired since the date of the Financial Statements in the conduct of the Business, other than the Excluded Assets and Assets and Properties disposed of since such date. Except as disclosed in Section 2.13 of Sellers' Disclosure Schedule, there are no shared facilities or services that are used both in connection with the Business and in connection with any business or other operations of Sellers or any of their respective Affiliates other than the Business. Sellers have provided to Purchaser true and complete copies of all Servicing Agreements.

                  2.14 Insurance. All material insurance policies owned by or issued to any Seller, including policies for fire, life, theft, product liability, public liability, property damage, other casualty, workers' compensation, employee health and welfare, title, property and liability, with respect to the Business and/or the Transferred Assets are in full force and effect.

                  2.15 Labor Relations. No Seller is a party to or bound by any collective bargaining agreement, and there are no labor unions or other organizations representing or, to the Knowledge of Sellers, purporting to represent or attempting to represent any Employees. There has not occurred or, to the Knowledge of Sellers, been threatened any material strike, slowdown, picketing or work stoppage with respect to the Employees. There are no labor disputes currently subject to any grievance procedure, arbitration or litigation, and there is no representation petition pending or, to the Knowledge of Sellers, threatened with respect to any Employee. No Seller has received any written (or, to the Knowledge of Sellers, oral) notice of the intent of any Governmental or Regulatory Authority responsible for the enforcement of labor or employment laws to conduct an investigation relating to the Business, and no such investigation is in progress.

                  2.16 No Undisclosed Liabilities. No Seller has any material Liabilities of any nature, except (a) to the extent disclosed, reserved against or otherwise reflected in the OHC Financial Statements, (b) for Liabilities not required by GAAP to be accrued, disclosed or reserved against in the OHC Financial Statements and (c) for Liabilities that (i) were incurred after September 30, 2003 in the Ordinary Course of Business and (ii) have not had and would not have a Material Adverse Effect on the Condition of the Business.

                  2.17 Absence of Changes; Other Business Matters. (a) From September 30, 2003 to the date of this Agreement, there has not occurred a Material Adverse Effect on the Condition of the Business or any change, event or development that could reasonably be expected to result in a Material Adverse Effect on the Condition of the Business.

                           (b)      To the Knowledge of Sellers, there is no
enforcement action pending or threatened in writing by the U.S. Department of Housing and Urban Development or any other Governmental or Regulatory Authority or any ongoing disruption of supply of raw materials that, in any such case, could reasonably be expected to materially disrupt production at any plant.

                           (c)      Except as set forth in Section 2.17(c) of
Sellers' Disclosure Schedule, to the Knowledge of Sellers, no Retail Sales Center Manager or Plant General Manager (each, a "Location Manager") employed as of the date of this Agreement at any plant or retail store of Sellers has provided written notice of his or her intention to terminate employment with Sellers, whether as a result of the transactions contemplated by this Agreement or otherwise, nor has any Location Manager terminated his or her employment with Sellers during the three months preceding the date of this Agreement.

                  2.18 Brokers' Fees. Sellers have no liability or obligation to pay any fees or commissions to any broker or finder with respect to the transactions contemplated by this Agreement for which Purchaser could become liable or obligated.

                  2.19 Disclaimer of other Representations and Warranties. EXCEPT AS EXPRESSLY SET FORTH IN THIS ARTICLE II, SELLERS MAKE NO REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, AT LAW OR IN EQUITY, IN RESPECT OF ANY OF THEIR OR THEIR SUBSIDIARIES' ASSETS (INCLUDING THE TRANSFERRED ASSETS), LIABILITIES OR OPERATIONS, INCLUDING WITH RESPECT TO MERCHANTABILITY OR FITNESS FOR ANY PARTICULAR PURPOSE, AND ANY SUCH OTHER REPRESENTATIONS OR WARRANTIES ARE HEREBY EXPRESSLY DISCLAIMED. Purchaser hereby acknowledges and agrees that, except to the extent specifically set forth in this Article II, Purchaser is purchasing the Transferred Assets on an "AS-IS, WHERE-IS" basis and is relying on its own investigation and analysis in entering into this Agreement and consummating the transactions contemplated hereby. Without limiting the generality of the foregoing, Sellers make no representation or warranty, and none shall be implied at law or in equity, regarding: any assets other than the Transferred Assets; any projections, estimates or budgets heretofore delivered or made available to Purchaser of future revenues, expenses or expenditures, future results of operations (or any component thereof), future cash flows or future financial condition (or any component thereof) of the Business; or the value of the Business or any of the Transferred Assets.

                                   ARTICLE III
                   REPRESENTATIONS AND WARRANTIES OF PURCHASER

                  Purchaser represents and warrants to Sellers that as of the date hereof:

                  3.01 Corporate Existence. Purchaser is a corporation duly incorporated, validly existing and in good standing under the Laws of its jurisdiction of incorporation and has all requisite corporate power and authority to conduct its business as and to the extent now conducted and to own, use and lease its Assets and Properties.

                  3.02 Authority. Purchaser has the requisite corporate power and authority to execute and deliver this Agreement and each of the Operative Agreements to which it shall be a party and to perform its obligations hereunder and thereunder and to consummate the transactions contemplated hereby and thereby. The execution and delivery by Purchaser of this Agreement and such Operative Agreements, and the performance by Purchaser of its obligations hereunder and thereunder, have been duly and validly authorized by Purchaser, and no other corporate action on the part of Purchaser or its stockholders is necessary. This Agreement has been duly and validly executed and delivered by Purchaser and constitutes, and upon the execution and delivery by Purchaser of the Operative Agreements, such Operative Agreements will constitute, legal, valid and binding obligations of Purchaser, enforceable against Purchaser in accordance with their terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar Laws affecting the enforcement of creditors' rights generally and by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at Law).

                  3.03 No Conflicts. The execution and delivery by Purchaser of this Agreement do not, and the execution and delivery by Purchaser of the Operative Agreements, the performance by Purchaser of its obligations under this Agreement and such Operative Agreements and the consummation of the transactions contemplated hereby and thereby will not:

                           (a)      conflict with or result in a violation or
breach of any of the terms, conditions or provisions of the Charter Documents of Purchaser,

                           (b)      assuming that all consents, approvals and
notices contemplated by Section 3.04 have been obtained and all filings described in such section have been made, result in a violation or breach of any term or provision of any Law or Order applicable to Purchaser or any of its Assets and Properties, other than such violations or breaches as would occur solely as a result of the identity or the legal or regulatory status of Sellers or any of their respective Affiliates; or

                           (c)      assuming that all consents, approvals and
notices contemplated by Section 3.04 have been obtained and all filings described in such section have been made, except as would not adversely affect the ability of Purchaser to consummate the transactions contemplated hereby or by any of such Operative Agreements or to perform its obligations hereunder or thereunder, (i) result in a violation or breach of (ii) constitute (with or without notice or lapse of time or both) a default under, (iii) require Purchaser or any of its Subsidiaries to obtain any consent, approval or action of, make any filing with or give any notice to any Person as a result or under the term of, or (iv) result in or give to any Person any right of termination, cancellation, acceleration or modification in or with respect to, or (v) result in the creation or imposition of any Lien upon Purchaser or any of its Assets and Properties under, any Contract or License to which Purchaser or any of its Assets and Properties is bound.

                  3.04 No Consents. No consent, approval or action of, filing with or notice to any Governmental or Regulatory Authority or any other Person is required to be obtained by Purchaser or any of its Subsidiaries in connection with the execution, delivery and performance of this Agreement or any of the Operative Agreements or the consummation of the transactions contemplated hereby or thereby, except (a) for consents, approvals or actions of, and filings with or notices to the U.S. Bankruptcy Court, (b) for necessary filings by Purchaser or its Affiliates under the HSR Act and the expiration or earlier termination of the applicable waiting period(s) thereunder, (c) those consents, approvals, actions or filings as would be required solely as a result of the identity or the legal or regulatory status of Sellers or any of their respective Affiliates and (d) where the failure to obtain any such consent, approval or action, to make any such filing or to give any such notice would not materially and adversely affect the ability of Purchaser to consummate the transactions contemplated by this Agreement or any of such Operative Agreements or to perform its obligations hereunder or thereunder.

                  3.05 Legal Proceedings. Except for the Reorganization Cases, there are no Actions or Proceedings pending or, to the Knowledge of Purchaser, threatened against, relating to or affecting, Purchaser or any of its Assets and Properties which would reasonably be expected to result in the issuance of an Order restraining, enjoining or otherwise prohibiting or making illegal the consummation of any of the transactions contemplated by this Agreement or any of the Operative Agreements.

                  3.06 Financing. Purchaser has sufficient cash and/or available credit facilities to pay the Total Purchase Price and to make all other necessary payments of fees and expenses of Purchaser in connection with the transactions contemplated by this Agreement and the Operative Agreements.

                  3.07 Brokers' Fees. Purchaser has no liability or obligation to pay any fees or commissions to any broker or finder with respect to the transactions contemplated by this Agreement for which Sellers could become liable or obligated.

                                   ARTICLE IV
                              COVENANTS OF SELLERS

                  Each Seller, on the one hand, and Purchaser, on the other, covenants and agrees with each other that, at all times from and after the date hereof until the Closing (and after the Closing to the extent expressly contemplated herein), each Seller and Purchaser will, and will cause each of its Subsidiaries to, comply with all covenants and provisions of this Article IV, except to the extent Purchaser, in the case of each Seller, and Sellers, in the case of Purchaser, may otherwise consent in writing.

                  4.01     Regulatory and Other Approvals.

                           (a)      Following entry of an Order of the U.S.
Bankruptcy Court approving the Bidding Procedures, Sellers will, and will cause their respective Subsidiaries to, as promptly as practicable, (i) use commercially reasonable efforts to obtain all consents, approvals or actions of, make all filings with and give all notices to Governmental or Regulatory Authorities or any other Person required of Sellers for Sellers and Purchaser to consummate the transactions contemplated hereby and by the Operative Agreements, including those described in Section 2.05 of Sellers' Disclosure Schedule, provided, however, that Sellers and their Subsidiaries shall be under no obligation to provide any financial incentive to any Person for its grant of any consent or approval required to consummate the transactions contemplated hereby and by the Operative Agreements, (ii) provide such other information and communications to such Governmental or Regulatory Authorities or other Persons as such Governmental or Regulatory Authorities or other Persons may reasonably request in connection therewith and (iii) provide reasonable cooperation to Purchaser in connection with the performance of its obligations under Section
5.01. Sellers will, and will cause their respective Subsidiaries to, provide prompt notification to Purchaser when any such consent, approval, action, filing or notice referred to in clause (i) above is obtained, taken, made or given, as applicable and will advise Purchaser of any communications (and, unless precluded by applicable Law, provide copies of any such communications that are in writing) with any Governmental or Regulatory Authority or other Person regarding any of the transactions contemplated by this Agreement or any of the Operative Agreements.

                           (b)      In furtherance and not in limitation of the
covenants of Sellers in Sections 4.01(a) and 4.02, following the issuance by the U.S. Bankruptcy Court of an Order approving the Bidding Procedures Motion, Sellers shall, and shall cause their Subsidiaries to, use commercially reasonable efforts to resolve such objections, if any, as may be asserted with respect to the transactions contemplated hereby made by any Governmental or Regulatory

Authority. If any action or proceeding in any court or other tribunal is instituted or threatened to be instituted by any Governmental or Regulatory Authority challenging any of the transactions contemplated hereby as violative of any Law, Sellers shall, and shall cause their Subsidiaries to, use commercially reasonable efforts to take such action (but not including (except as contemplated by the proviso to Section 6.05) holding separate or divesting or agreeing to hold separate or to divest any of the businesses, product lines or assets of Sellers or any of its Affiliates) as will(i) resolve any objections which any such Governmental or Regulatory Authority may have to such transactions, (ii) avoid the entry of, or effect the dissolution of, any injunction, temporary restraining Order or other Order which has, or will have, the effect of preventing or interfering with the consummation of any of the transactions contemplated hereby and (iii) obtain approval of the transactions contemplated hereby by any Governmental or Regulatory Authority.

                  4.02 HSR Filing. In addition to and without limiting the covenants contained in Section 4.01, following the issuance by the U.S. Bankruptcy Court of an Order approving the Bidding Procedures Motion, Sellers will, and will cause their respective Subsidiaries to, (a) make the filings required of Sellers or their respective Affiliates under the HSR Act within five
(5) Business Days after the issuance of such Order approving the Bidding Procedures Motion but in no event later than December 16, 2003, (b) comply at the earliest practicable date with any request for additional information received by Sellers or their respective Affiliates from the Federal Trade Commission ("FTC") or the Antitrust Division of the Department of Justice ("DOJ") pursuant to the HSR Act, and (c) cooperate with Purchaser in connection with Purchaser's filing under the HSR Act and in connection with resolving any investigation or other inquiry concerning the transactions contemplated by this Agreement commenced by either the FTC or the DOJ or state attorneys general.

                  4.03 Bidding Procedures. Each Seller acknowledges that this Agreement is the culmination of an extensive process undertaken by Sellers to identify and negotiate a transaction with a bidder who is prepared to pay the highest and best purchase price for the Transferred Assets while assuming or otherwise satisfying the Assumed Liabilities. Set forth as Exhibit H hereto are the bidding procedures (the "Bidding Procedures") to be employed, subject only to U.S. Bankruptcy Court approval (the form of which is also set forth in Exhibit H), with respect to the sale of the Business. Within two (2) Business Days of the date of this Agreement, Sellers (other than the Non-Debtor Sellers) will file a motion with the U.S. Bankruptcy Court for the approval of the Bidding Procedures and the provisions of this Agreement to be performed by Sellers (other than the Non-Debtor Sellers) before the Closing (including Sections 1.09, 4.03, 4.04, 4.05 and 4.07), and Sections 8.01 and 8.02 of this
Agreement (including the Break-Up Fee) (the "Bidding Procedures Motion"). The hearing on the Bidding Procedures Motion shall be held after the date of this Agreement and the parties shall work in good faith to obtain a hearing date as early as possible, which, in any event, shall be no later than December 15, 2003. The sale of the Business is subject to competitive bidding as set forth in the Bidding Procedures and approval of the Bidding Procedures Motion by the U.S. Bankruptcy Court. The overbid provisions and related bid protections in the Bidding Procedures are designed to compensate Purchaser for its efforts and agreements to date and to facilitate a full and fair process designed to maximize the value of the Transferred Assets for the benefit of each Seller's stakeholders.

                  4.04 Conduct of Business. Except as contemplated by this Agreement or approved by Purchaser, Sellers shall, and shall cause their respective Subsidiaries to, operate the Business in the Ordinary Course of Business. Without limiting the generality of the foregoing, except as contemplated by this Agreement, Sellers shall, and shall cause their respective Subsidiaries to, use commercially reasonable efforts to:

                           (a)      preserve intact the present business
organization and reputation of the Business in all material respects, keep available (subject to dismissals and retirements in the Ordinary Course of Business) the services of the key Employees, including all Location Managers employed by it as of the date hereof, and maintain the goodwill of key customers, suppliers and lenders and other Persons with whom Sellers or any of their Subsidiaries otherwise have significant relationships in connection with the Business;

                           (b)      maintain the Transferred Assets in good
working order and condition, ordinary wear and tear excepted;

                           (c)      maintain in effect their existing (or
comparable replacement) property damage, liability and other insurance with respect to the Transferred Assets and/or the Business; and

                           (d)      maintain in effect the Business Licenses.

                  4.05 Certain Restrictions. Except as provided for in this Agreement or the Operative Agreements, contemplated by the Plan or approved by Purchaser, Sellers will refrain from:

                           (a)      other than in the Ordinary Course of
Business, acquiring or disposing of or incurring any Lien (other than a Permitted Lien) on any Assets and Properties used in or relating to the Business, other than (i) any disposals pursuant to an Order of the U.S. Bankruptcy Court, (ii) any disposals or Liens consented to in writing by Purchaser and (iii) any disposals of or Liens on Excluded Assets;

                           (b)      authorizing, issuing, selling or otherwise
disposing of any shares of, or securities convertible into or exchangeable or exercisable for or any Option with respect to any shares of, capital stock or share capital or partnership interests or membership interests of any Seller, or modifying or amending any right of any holder of outstanding shares of capital stock or share capital or partnership interests or membership interests of or Option with respect to any Seller (except to the extent any such action would have no adverse effect on the benefits to which Purchaser is entitled under this Agreement);

                           (c)      taking any action with respect to any
merger, consolidation, recapitalization, reorganization, liquidation or dissolution of any Seller (except to the extent any such action would have no adverse effect on the benefits to which Purchaser is entitled under this Agreement);

                           (d)      other than in the Ordinary Course of
Business, entering into, amending, modifying, terminating (partially or completely), granting any waiver under or giving any consent with respect to any Business Contract, Real Property Lease, Personal Property Lease or Business License, provided that after the date of this Agreement, Sellers shall not enter into any Computer/Telecommunications Contracts that would involve commitments on the part of Sellers for an amount, individually or when aggregated with all other Computer/Telecommunications Contracts entered into after the date of this Agreement, in excess of $200,000 (it being understood that any amendments to or extensions of existing Computer/Telecommunications Contracts shall be deemed Contracts entered into after the date of this Agreement for purposes of this Section 4.05(d)); and provided, further, that after the date of this Agreement, Sellers shall not enter into any Contract (other than retail customer purchase contracts, purchase orders, extensions or renewals of Contracts relating to retail store locations and Computer/Telecommunications Contracts) that either (x) is not cancelable for any reason without penalty upon no more than 30 days prior written notice or (y) does not individually involve a monetary or other obligation (direct or contingent) by any Seller in excess of $200,000, or, when aggregated with all other such Contacts, in excess of $500,000; and provided, further, that nothing in this Section 4.05 shall limit the ability of Sellers to renew, extend, amend or otherwise modify the Sellers' DIP Facility or the Sellers' WFF Facility;

                           (e)      other than intercompany dividends or
distributions, declaring, setting aside or paying any dividend or other distribution payable in cash, stock or property with respect to its capital stock, partnership interests or membership interests, as applicable, or redeeming, repurchasing or otherwise acquiring any shares of its capital stock, partnership interests or membership interests, as applicable;

                           (f)      other than in the Ordinary Course of
Business, incurring any indebtedness for money borrowed or issuing or selling any debt securities or warrants or rights to acquire any debt securities of Sellers other than under Sellers' DIP Facility;

                           (g)      except as required under existing agreements
or in the Ordinary Course of Business in connection with any promotions, granting any material increase in the fringe benefits or compensation payable or to become payable by Sellers to any Employee or Executive Employee or director thereof;

                           (h)      except as a result of, or relating to, the
actions contemplated by this Agreement, adopting, amending or otherwise materially increasing, or accelerating the payment or vesting of the amounts payable or to become payable to any Employee or Executive Employee or director of any Seller under any existing Benefit Plan;

                           (i)      entering into or amending in any material
respect any existing employment or severance agreement with, or, except in accordance with the existing written policies of Sellers or existing contracts or agreements, granting any severance or termination pay to any Employee or Executive Employee or director of any Seller; or

                           (j)      materially changing the accounting
principles used by it in effect as of the date hereof unless required by GAAP.

                  4.06 Affiliate Transactions. Prior to the Closing and except as provided in the Plan, Sellers will not engage in any transaction with any officer, director or Affiliate of any

Seller outside the Ordinary Course of Business, other than as mandated by an Order of the U.S. Bankruptcy Court.

                  4.07     Bankruptcy Court Approvals. The provisions of this
Section 4.07 shall terminate in the event that Purchaser is not the Successful Bidder pursuant to the Bidding Procedures:

                           (a)      Within seven (7) Business Days of the
issuance by the U.S. Bankruptcy Court of an Order approving the Bidding Procedures Motion, each Seller (other than the Non-Debtor Sellers) shall file the Plan and the Disclosure Statement with the U.S. Bankruptcy Court to effect, among other things, the transactions contemplated by this Agreement upon the terms and conditions set forth herein, and thereafter Sellers (other than the Non-Debtor Sellers) shall use commercially reasonable efforts to obtain the entry of the Confirmation Order as soon as practicable. Sellers (other than the Non-Debtor Sellers) shall consult with and seek the advice of Purchaser regarding any description of Purchaser in the Plan or the Disclosure Statement. Except as Sellers may in their good faith determine is otherwise required as a result of fiduciary duties imposed by Law, Sellers shall not file any pleading or take other action in the U.S. Bankruptcy Court with respect to this Agreement, the Plan, or the consummation of the transactions contemplated hereby or thereby in a manner that has or is reasonably likely to have a Material Adverse Effect on the value of the Business, without first obtaining the written consent of Purchaser, which consent shall not be unreasonably withheld; provided, that nothing contained in the foregoing shall be construed to limit in any way the Sellers' rights under this Agreement, including, without limitation, the rights of Sellers under Article VIII hereof; provided further, that Sellers shall be entitled to file pleadings with or take other actions in the U.S. Bankruptcy Court as a result of their acceptance of a proposal for an Alternative Transaction as contemplated by Section 8.01. Sellers shall promptly notify Purchaser if at any time before the Effective Date they become aware that the Disclosure Statement contains any untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements contained therein, in light of the circumstances under which they were made, not misleading. In such event, Sellers (other than the Non-Debtor Sellers) shall make the appropriate filings with the U.S. Bankruptcy Court regarding such misstatement or omission and take such other actions to address such misstatement or omission as required by the U.S. Bankruptcy Court.

                           (b)      Sellers (other than the Non-Debtor Sellers)
agree to use reasonable efforts to ensure that the Disclosure Statement, as filed with the U.S. Bankruptcy Court, contains "adequate information" (as that term is defined in Section 1125 of the Bankruptcy Code). The Disclosure Statement shall contain a recommendation of each of Sellers (other than the Non-Debtor Sellers) that holders of claims against or interests in the Sellers entitled to vote on the Plan vote to accept the Plan, subject to Sellers' right to withdraw such recommendation upon their acceptance of a proposal for an Alternative Transaction or upon termination of this Agreement as contemplated by
Section 8.01.

                           (c)      If the Confirmation Order or any other
Orders of the U.S. Bankruptcy Court relating to this Agreement, the Disclosure Statement, the solicitation of acceptance of the Plan or the confirmation of the Plan shall be appealed by any party (or a petition for certiorari or motion for rehearing or reargument shall be filed with respect thereto), Sellers agree to take such steps, if any, as may be reasonable and appropriate to prosecute such petition or motion or defend against such appeal, petition or motion and to use commercially reasonable efforts to obtain an expedited resolution of any such appeal, petition or motion.

                  4.08     Tax Matters.

                           (a)      Subject to Section 1146 of the Bankruptcy
Code, Sellers shall cooperate with Purchaser in the preparation, execution and filing of all returns, questionnaires, applications or other documents regarding any real property transfer or gains, sales, use, transfer, value added, share transfer and stamp duty or taxes, any transfer, recording, registration and other fees, and any similar Taxes (together, the "Conveyance Taxes") which become payable in connection with the transactions contemplated by this Agreement. To the extent any of the transactions contemplated by this Agreement are not exempted from any such Conveyance Tax under Section 1146 of the Bankruptcy Code, Purchaser shall be liable for and shall hold Sellers and the Estates harmless against such Conveyance Taxes.

                           (b)      Except as otherwise provided in this
Agreement, Purchaser shall be responsible for and shall pay all Taxes levied by any foreign, federal, state, municipal or local taxing authority in any jurisdiction with respect to the ownership, use or leasing of the Transferred Assets after the Closing Date, and Sellers shall be responsible for and shall pay all such Taxes with respect to the ownership, use or leasing of the Transferred Assets on or prior to the Closing Date. To the extent that Sellers have paid, prior to Closing, any Taxes for which Purchaser would be responsible pursuant to the previous sentence, Sellers shall provide written notice of such amounts no later than 30 days after the Closing Date, and Purchaser shall, within five Business Days of receipt of such notice, pay such amounts to the Estates.

                  4.09 Access to Information. Each Seller shall, and shall cause its respective officers, employees, and other Representatives to, afford to Purchaser and its Representatives access, at all reasonable times and in a manner so as not to interfere with (a) its normal business operations, (b) the Bidding Procedures or (c) any efforts by Sellers to obtain capital or financing for or otherwise to effectuate any of the alternatives to the transactions contemplated by this Agreement set forth in the Plan, to its properties, books, contracts, commitments, personnel and records relating to the Business and shall, and shall cause its respective officers, employees and other Representatives to, furnish to Purchaser any and all information concerning its properties, financial condition, operations and personnel relating to the Business as Purchaser may from time to time reasonably request.

                  4.10 Post-Closing Payments. Any payments to which Purchaser is entitled under this Agreement which are received by Sellers or the Estates following the Effective Time shall be received by Sellers or the Estates, as the case may be, solely in trust for Purchaser and the full amount of such payments (without deduction or set-off of any kind) shall be promptly remitted to or for the account of Purchaser.

                  4.11 Employees. Sellers shall grant Purchaser access to all Employees to allow Purchaser to evaluate such Employees for potential employment with Purchaser after the Closing Date, subject to any such Employee's satisfaction of any and all employment requirements imposed by Purchaser. Prior to the Effective Time, Sellers shall terminate the employment of all Employees as of the close of business on the day immediately preceding the Closing Date other than any Employees who shall continue to be employed by OHC after the Effective Time. On or before the third Business Day prior to the Closing Date, Purchaser shall offer to hire, or cause one or more of its Affiliates to offer to hire, a minimum of eighty percent (80%) of all Eligible Employees of Sellers on the date of this Agreement on terms, including compensation and benefits, equivalent to employees of Purchaser or its Affiliates in comparable positions. All Eligible Employees who are offered employment by Purchaser and accept such offer of employment shall be hired by Purchaser, or one or more of its Affiliates, effective as of the Closing Date. Purchaser shall, and shall cause its Affiliates to, (i) waive all limitations as to insured preexisting health conditions, exclusions and waiting periods with respect to participation and coverage requirements applicable to the Eligible Employees hired by Purchaser or its Affiliates under any welfare benefit, 401(k) and similar plans that such Eligible Employees may be eligible to participate in after the Closing other than limitations or waiting periods that are already in effect with respect to such Eligible Employees and that have not been satisfied as of the Closing Date under any such plan maintained for such Eligible Employees immediately prior to the Closing Date, and (ii) provide each such Eligible Employee with credit for the years of service of such Eligible Employee with Sellers under any welfare benefit, 401(k) and similar plan in which the Eligible Employees are eligible to participate after the Closing. Sellers shall be liable and responsible for and pay any and all liabilities and obligations
(a) under the WARN Act arising out of or resulting from termination by Sellers of Sellers' Employees, and (b) otherwise associated with the termination and severance by Sellers of all Employees of Sellers or the retention of the Employees who continue to be employed by OHC after the Effective Time, including any and all obligations to provide such Employees with continued health, disability, life or other retirement benefits (whether covered by insurance or not), including COBRA benefits (all such liabilities and obligations, collectively, the "Employee Retained Liabilities").

                  4.12 Environmental Reports. Promptly following the date hereof, Sellers shall cause to be prepared, at Sellers' sole expense, Phase I Reports for all of its manufacturing facilities for which such a report has not been delivered to Purchaser. Sellers shall deliver to Purchaser a copy of each Phase I Report promptly upon its receipt by Sellers provided that copies of all such Phase I Reports shall be delivered to Purchaser prior to December 13, 2003 and, in all events, seventy-five percent (75%) of such Phase I Reports shall be delivered to Purchaser no later than six (6) Business Days prior to the Auction and the balance of such Phase I Reports shall be delivered to Purchaser no later than four (4) Business Days prior to the Auction. In the event any conditions described in any such report with respect to a non-operating manufacturing facility could reasonably be expected to result in any remediation costs being imposed on Purchaser or any of its Affiliates, Purchaser shall be entitled (in its sole discretion) to designate such manufacturing facility as an Excluded Asset by providing notice of such designation to Sellers no later than two (2) Business Days prior to the Auction and, following such notice, such manufacturing facility shall constitute an Excluded Asset for all purposes of this Agreement; provided, that any such designation shall have no effect on the purchase price under this Agreement. In the event any conditions described in such reports with respect to manufacturing facilities (other than any manufacturing facility designated as an Excluded Asset pursuant to the preceding sentence) could reasonably be expected to result in remediation costs being imposed on Purchaser and any of its Affiliates in the aggregate in excess of $5,000,000, Purchaser shall be entitled to terminate this Agreement, without any Liability on its part (or on the part of any of its Representatives and Affiliates), by providing notice of such termination to Sellers no later than two (2) Business Day prior to the Auction; provided, however, that this Agreement shall not be terminated if, following such notice of termination by Purchaser but no later than one (1) Business Day prior to the Auction, Sellers notify Purchaser of Sellers' election to pay pursuant to arrangements reasonably satisfactory to Purchaser (or deduct from the purchase price under this Agreement) the amount of such remediation costs in excess of $5,000,000 and further provided that (if the Closing occurs) under no circumstance shall Sellers be liable for any such remediation costs under $5,000,000 and such remediation costs shall not affect the purchase price hereunder. In the event of any termination by Purchaser solely under this
Section 4.12, Purchaser shall not be entitled to the Break-Up Fee.

                  4.13 Pooling and Servicing Agreements. Section 4.13 of Sellers' Disclosure Schedule lists the pooling and servicing agreements that contain the embedded servicing agreements under which Oakwood Servicing Holdings Co., LLC ("OSHC") is currently the "Servicer" (collectively, the "Servicing Agreements"). Prior to the Effective Time, OSHC shall resign from its duties and obligations as "Servicer" for the term securitizations under all of the Servicing Agreements other than those (if any) listed as "Excluded Servicing Agreements" on Section 4.13 of Sellers' Disclosure Schedule, and the respective securitization trustee under each such Servicing Agreement shall have appointed a subsidiary of Purchaser (designated by Purchaser) as the successor servicer (such subsidiary, the "New Servicer") under each such Servicing Agreement; provided, that Vanderbilt Mortgage and Finance, Inc., a Tennessee corporation ("Vanderbilt"), shall be the subservicer to the New Servicer or, at Purchaser's election, the New Servicer. In connection with each such appointment, (a) the applicable securitization trustee shall confirm that the New Servicer's servicing responsibilities under each of the Servicing Agreements shall be solely on a "going forward" basis, (b) the applicable securitization trustee shall confirm that the New Servicer shall not be liable or responsible for any obligations, liabilities or expenses of any type whatsoever (whether direct, contingent, known, unknown or otherwise), arising from or relating to acts, omissions, occurrences, defaults or breaches occurring or failing to occur under or in connection with the Servicing Agreements or related securitization facility documents (including the related pooling and servicing agreement) prior to the appointment of the New Servicer, (c) the applicable securitization trustee shall confirm that the New Servicer is entitled to all the rights of the Servicer under the Servicing Agreements (including rights to servicing fees, advance reimbursements etc.) without setoff or deduction for any prior Servicer's acts or omissions, (d) the applicable securitization trustee shall confirm that the rates and priority of the Servicing Fees payable to New Servicer are the same as the rates and priority of the Servicing Fees previously paid to OSHC (which rates are set forth in Section 4.13 of Sellers Disclosure Schedule and which Servicing Fee payments are senior in priority with respect to securitization trust payments and distributions), and (e) confirmation shall be provided that the existing Subservicing Agreements between OSHC and Oakwood Acceptance Corporation ("OAC") have been terminated. Prior to the Effective Time, the requisite consents, notices and approvals in order to validly effect the foregoing shall have been obtained, including the requisite consents from each of the trustees and requisite ratings agency letters, as applicable. Unless otherwise directed by Purchaser in writing, the Sellers acknowledge and covenant that Sellers shall use their good faith efforts to effect the foregoing, and Sellers, upon request by Purchaser, will cooperate with Purchaser in allowing representatives of Purchaser, following approval of the Bidding Procedures Motion by the U.S. Bankruptcy Court, to discuss and negotiate successor servicer terms directly with the applicable securitization trustees, but in the event the Sellers are unable to obtain the requisite consents, notices, approvals and confirmations in order to validly effect the foregoing after pursuing such good faith efforts, the parties agree that in lieu of obtaining the consents and approvals referred to in the immediately preceding sentence, Sellers may satisfy their obligations under this Section 4.13 by commencing a voluntary Chapter 11 bankruptcy on behalf of OSHC and assuming and assigning the Servicing Agreements to the New Servicer pursuant to an order entered under Section 365 of the Bankruptcy Code, provided that, for Sellers to have satisfied their obligations under this Section 4.13 through such an order,(i) the order authorizing such assumption and assignment shall be in a form reasonably satisfactory to the New Servicer, (ii) at least ten days shall have passed since the entry of such order and such order shall not be subject to any stay, appeal or motion for rehearing, reconsideration or revocation, and
(iii) such order shall provide that (a) the New Servicer's servicing responsibilities under the Servicing Agreements shall be solely on a "going forward" basis, (b) the New Servicer shall not be liable or responsible for any obligations, liabilities or expenses of any type whatsoever (whether direct, contingent, known, unknown or otherwise), arising from or relating to acts, omissions, occurrences, defaults or breaches occurring or failing to occur under or in connection with the Servicing Agreements or related securitization facility documents (including the related pooling and servicing agreement) prior to the appointment of the New Servicer, (c) the New Servicer shall be entitled to all the rights of the Servicer under the Servicing Agreements (including rights to servicing fees, advance reimbursements etc.) without setoff or deduction for any prior Servicer's acts or omissions, (d) the rates and priority of the Servicing Fees payable to New Servicer under the Servicing Agreements are the same as the rates and priority of the Servicing Fees previously paid to OSHC (which rates are set forth in Section 4.13 of Sellers Disclosure Schedule and which Servicing Fee payments are senior in priority with respect to securitization trust payments and distributions), and (e) the existing Subservicing Agreements between OSHC and OAC have been or are thereby terminated. In connection with any motion seeking the entry of such assignment and assumption order, the applicable securitization trustees, securitization certificateholders and any and all creditors of OSHC or OAC with claims (as such term is defined in Section 101(12) of the Bankruptcy Code) ("Potential Claimants") shall have received at least fifteen days prior written notice in accordance with the Bankruptcy Code (including any applicable rules) and all parties in interest, including the Potential Claimants shall have had good and sufficient time to object or otherwise respond to the relevant motion period. Any costs in connection with such assumption and assignment (including any cure costs) shall be borne by Sellers. In addition, those Sellers who hold residual interests in REMIC trusts the servicing for which is being assigned to the New Servicer pursuant to this Section 4.13 shall have agreed (to the extent they have a right to exercise a "terminating purchase" or clean-up call), on behalf on themselves and their respective transferees, to provide New Servicer a first right of exercise of any such terminating purchase or clean-up call under the respective Servicing Agreements.

                                    ARTICLE V
                             COVENANTS OF PURCHASER

                  Purchaser, on the one hand, and each Seller, on the other, covenants and agrees with each other that, at all times from and after the date hereof until the Closing (and after the Closing to the extent expressly contemplated herein), Purchaser and each Seller will, and will cause each of its Subsidiaries to, comply with all covenants and provisions of this Article V, except to the extent Sellers, in the case of Purchaser, or Purchaser, in the case of each Seller, may otherwise consent in writing.

                  5.01     Regulatory and Other Approvals.

                           (a)      Following entry of an Order of the U.S.
Bankruptcy Court approving the Bidding Procedures Motion, Purchaser will, as promptly as practicable, (i) use commercially reasonable efforts to obtain all consents, approvals or actions of, make all filings with and give all notices to Governmental or Regulatory Authorities or any other Person required of Purchaser to consummate the transactions contemplated hereby and by the Operative Agreements, provided, however, that Purchaser shall be under no obligation to provide any financial incentive to any Person for its grant of any consent or approval required to consummate the transactions contemplated hereby and by the Operative Agreements, (ii) provide such other information and communications to such Governmental or Regulatory Authorities or other Persons as such Governmental or Regulatory Authorities or other Persons may reasonably request in connection therewith and (iii) provide reasonable cooperation to Sellers in connection with the performance of their obligations under Sections 4.01 and
4.02. Purchaser will provide prompt notification to Sellers when any such consent, approval, action, filing or notice referred to in clause (i) above is obtained, taken, made or given, as applicable.

                           (b)      In furtherance and not in limitation of the
covenants of Purchaser in Section 5.01(a) above, following entry of an Order of the U.S. Bankruptcy Court approving the Bidding Procedures Motion, Purchaser shall, and shall cause its Affiliates to, (i) make the filings required of Purchaser or its Affiliates under the HSR Act within five (5) Business Days after the issuance of such Order approving the Bidding Procedures Motion but in no event later than December 16, 2003, (ii) comply at the earliest practicable date with any request for additional information received by Purchaser or its Affiliates from the FTC or the DOJ pursuant to the HSR Act, (iii) cooperate with Sellers in connection with their filing under the HSR Act and in connection with resolving any investigation or other inquiry concerning the transactions contemplated by this Agreement commenced by either the FTC or the DOJ or state attorneys general, and (iv) not knowingly take or cause to be taken any action, including the acquisition of any business, voting securities (or other ownership interests) or assets, which would reasonably be expected to materially delay or prevent any consents, approvals and actions of any Governmental or Regulatory Authority (including under the HSR Act) with respect to the transactions contemplated by this Agreement.

                           (c)      In furtherance and not in limitation of the
covenants of Purchaser as set forth in Sections 5.01(a) and (b) above, following entry of an Order of the U.S. Bankruptcy Court approving the Bidding Procedures Motion, Purchaser shall use commercially reasonable efforts to resolve such objections, if any, as may be asserted with respect to the transactions contemplated hereby made by any Governmental or Regulatory Authority. If any action or proceeding in any domestic or foreign court or other tribunal is instituted or threatened to be instituted by any Governmental or Regulatory Authority challenging any of the transactions contemplated hereby as violative of any Law, Purchaser shall use commercially reasonable efforts to take such action as will (i) resolve any objections which any such Governmental or Regulatory Authority may have to such transactions, (ii) avoid the entry of, or effect the dissolution of, any injunction, temporary restraining order or other order which has, or will have, the effect of preventing or interfering with the consummation of any of the transactions contemplated hereby and (iii) obtain approval of the transactions contemplated hereby by any Governmental or Regulatory Authority, provided, however, that, notwithstanding the provisions of this Section 5.01 or any other provision in this Agreement (other than the proviso to Section 6.05) to the contrary, in no event shall Purchaser or any of its Subsidiaries or Affiliates be required to agree to, nor shall any Sellers agree to (a) any prohibition of or limitation on the ownership or operation by Purchaser or any of its Subsidiaries or Affiliates of any portion of their respective businesses, product lines or assets, including those related to the Transferred Assets, or any of the Transferred Assets, (b) divest, hold separate or otherwise dispose of any portion of its or their respective businesses, product lines or assets, including those related to the Transferred Assets, or any Transferred Assets, or (c) any other limitation on Purchaser's or any of its Subsidiaries' or Affiliates' ability to effectively control their respective businesses or operations, including those related to the Transferred Assets, or any of the Transferred Assets; provided, further, that Purchaser agrees to take, and permit Sellers to take, the actions contemplated by the proviso to Section 6.05.

                  5.02     Bankruptcy Court Approvals.

                           (a)      Purchaser shall assist and cooperate with
Sellers in their efforts to file the Plan and the Disclosure Statement with the U.S. Bankruptcy Court and to obtain the entry of the Confirmation Order. Purchaser shall cooperate with each of Sellers with respect to any description of Purchaser in the Plan or the Disclosure Statement.

                           (b)      Purchaser agrees to assist and cooperate
with Sellers to ensure that the Plan and the Disclosure Statement, as filed with the U.S. Bankruptcy Court, contain "adequate information" (as that term is defined in Section 1125 of the Bankruptcy Code). Purchaser shall from time to time furnish to Sellers all such information about Purchaser required to be disclosed in the Disclosure Statement. Purchaser shall promptly notify Sellers if at any time before the Effective Date it becomes aware that the Disclosure Statement contains any untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements contained therein, in light of the circumstances under which they were made, not misleading.

                           (c)      If the Confirmation Order or any other
Orders of the U.S. Bankruptcy Court relating to this Agreement, the Disclosure Statement, the solicitation of acceptance of the Plan or confirmation of the Plan shall be appealed by any party (or a petition for certiorari or motion for rehearing or reargument shall be filed with respect thereto), Purchaser agrees to assist and cooperate with Sellers in Sellers' efforts, if any, to prosecute such appeal, petition or motion or defend against such appeal, petition or motion, with the objective of effecting the transactions contemplated by this Agreement; provided, that Purchaser's obligations under this Section 5.02(c) shall not require it to incur any legal costs or other out-of-pocket expenses, or file any separate appeal, petition or motion.

                  5.03 Letters of Credit/Surety Bonds. Purchaser shall cause the release of any collateral posted by Sellers under Sellers' DIP Facility and Sellers' WFF Facility to secure the letters of credit and surety bonds listed on
Section 5.03 of Sellers' Disclosure Schedule, and any replacements thereof, and any other surety bonds arising in the Ordinary Course of Business subsequent to the date of this Agreement up to an aggregate amount of $200,000, which collateral shall constitute Excluded Assets.

                  5.04 Greenwich Capital Servicing Agreement. Purchaser shall cause one of its Subsidiaries to enter into a mutually agreeable servicing agreement with Greenwich Capital for the $6 million dollar loan portfolio currently being serviced by OSHC at a fee not to exceed 1.25% annually.

                  5.05 Agreements Relating to the Auction. From the date on which the U.S. Bankruptcy Court approves the Bidding Procedures Motion until the date on which the Auction is concluded, Purchaser shall not, and shall cause its Affiliates not to, (a) have any discussions or communication regarding the Auction with any potential bidders in the Auction or their Representatives, investors, lenders or sponsors, (b) disclose any information to any such Person regarding Sellers or their Subsidiaries, the Business or the transactions contemplated by this Agreement or (c) knowingly interfere with any efforts by Sellers to obtain capital or financing for or otherwise to effectuate any Alternative Transaction.

                  5.06 Confidentiality. Unless and until the transactions contemplated herein have been consummated, Purchaser and its Affiliates shall hold in confidence and shall cause all of their Representatives and agents involved in this transaction (the "Purchaser Representatives") to hold in confidence all information regarding Sellers furnished or made available by Sellers (other than information in the public domain not as a result of a breach of this Section 5.06, and other than information required to be disclosed by Law or stock exchange rule in connection with the transactions contemplated hereby). Purchaser shall be responsible for any breach of this Section 5.06 by any Affiliate or Purchaser Representative. If such transactions are not consummated, Purchaser shall return to Sellers all such documents received and shall destroy all copies of such documents and all documents or materials containing information derived from such documents and shall continue to hold all such information in confidence.

                  5.07 Post-Closing Payments. Any payments to which Sellers are entitled under this Agreement which are received by Purchaser following the Effective Time shall by received by Purchaser solely in trust for the Estates on behalf of Sellers and the full amount of such payments (without deduction or set-off of any kind) shall be promptly remitted to the Estates on behalf of Sellers.

                                   ARTICLE VI
                     CONDITIONS TO OBLIGATIONS OF PURCHASER

                  The obligation of Purchaser hereunder to consummate the transactions contemplated hereby is subject to the fulfillment, at or before the Closing, of each of the following conditions (all or any of which may be waived in whole or in part by Purchaser in its sole discretion):

                  6.01 Representations and Warranties. The representations and warranties made by Sellers in this Agreement shall be true and correct in all material respects (except for such representations and warranties that are qualified by their terms by reference to materiality or Material Adverse Effect, which representations and warranties as so qualified shall be true and correct in all respects) on and as of the Closing Date as though made on and as of the Closing Date.

                  6.02 Performance. Sellers shall have performed and complied with, in all material respects, the agreements, covenants and obligations required by this Agreement to be so performed or complied with by Sellers at or before the Closing.

                  6.03 Officer's Certificates. Each Seller shall have delivered to Purchaser a certificate, dated the Closing Date and executed in the name and on behalf of such Seller by a duly authorized officer of such Seller, substantially in the form and to the effect of Exhibit C attached hereto, and a certificate, dated the Closing Date and executed by the Secretary or any Assistant Secretary of such Seller, substantially in the form and to the effect of Exhibit D attached hereto.

                  6.04 Orders and Laws. There shall not be in effect on the Closing Date any Order or Law restraining, enjoining or otherwise prohibiting or making illegal the consummation of any of the transactions contemplated by the Plan, this Agreement or any of the Operative Agreements.

                  6.05 Regulatory Consents and Approvals. All consents, approvals and actions of, filings with and notices to any Governmental or Regulatory Authority or any other Person necessary to permit Purchaser and Sellers to perform their obligations under this Agreement and the Operative Agreements and to consummate the transactions contemplated hereby and thereby shall have been duly obtained, made or given and shall be in full force and effect, and all terminations or expirations of waiting periods imposed by any Governmental or Regulatory Authority necessary for the consummation of the transactions contemplated by this Agreement and the Operative Agreements, including under the HSR Act, shall have occurred, in each case without limitation, condition, or restriction that would affect the ability of Purchaser and its Affiliates to own, control or operate any portion of the Business or the Transferred Assets as owned, controlled, and operated by Sellers and their Subsidiaries prior to the Closing (or any portion of Purchaser's and its Affiliates' respective businesses, product lines or assets) or that would require Purchaser or any of its Subsidiaries or Affiliates, or any Sellers, to dispose of or hold separate any business, product lines or assets or otherwise agree to any limitations on its ownership, control or operation thereof (including any limitations referenced in the proviso to Section 5.01(c)), other than any such limitation, condition, or restriction on the ownership, control or operation of any Transferred Assets that relate to the retail segment of the Business that would not have a material adverse effect on the retail segment of the Business (so long as, notwithstanding any other provision of this Agreement to the contrary, all proceeds from any transaction to accomplish the foregoing are included in the Transferred Assets).

                  6.06 Plan and Confirmation Order. The Plan and the Confirmation Order shall contain provisions that are satisfactory to Purchaser in its reasonable judgment for the effectuation of the transactions contemplated by this Agreement and the Operative Agreements in accordance with the terms hereof and thereof. The Confirmation Order shall have been entered, at least ten
(10) days shall have passed since the entry of the Confirmation Order and the Confirmation Order shall not be subject to any stay, appeal or motion for rehearing, reconsideration or revocation and all conditions to the Effective Date shall have been satisfied or duly waived in accordance with the applicable provisions of the Plan.

                  6.07 Deliveries. Sellers shall have delivered to Purchaser the Bill of Sale and the other Assignment Instruments, and such powers of attorney as Purchaser shall reasonably request.

                  6.08 Material Adverse Effect. Since the date of this Agreement, there shall not have occurred any Material Adverse Effect on the Condition of the Business, nor shall any event have occurred or circumstance exist that could reasonably be expected to result in such a Material Adverse Effect.

                  6.09 Pooling and Servicing Agreements. Sellers shall have performed and complied with the agreements, covenants and obligations required by Section 4.13 to be so performed or complied with by Sellers at or before the Closing.

                  Notwithstanding the foregoing, Purchaser's obligations to consummate the transactions contemplated hereby shall not be relieved by the failure if any of the foregoing conditions if such failure is the result, direct or indirect, of any breach by Purchaser of its obligations under this Agreement with respect to the transactions contemplated hereby.

                                  ARTICLE VII
                      CONDITIONS TO OBLIGATIONS OF SELLERS

                  The obligation of Sellers hereunder to consummate the transactions contemplated hereby is subject to the fulfillment, at or before the Closing, of each of the following conditions (all or any of which may be waived in whole or in part by Sellers in their sole discretion):

                  7.01 Representations and Warranties. The representations and warranties made by Purchaser in this Agreement shall be true and correct in all material respects (except for such representations and warranties that are qualified by their terms by reference to materiality or Material Adverse Effect, which representations and warranties as so qualified shall be true and correct in all respects) on and as of the Closing Date as though made on and as of the Closing Date.

                  7.02 Performance. Purchaser shall have performed and complied with, in all material respects, the agreements, covenants and obligations required by this Agreement to be so performed or complied with by Purchaser at or before the Closing.

                  7.03 Officer's Certificates. Purchaser shall have delivered to Sellers a certificate, dated the Closing Date and executed in the name and on behalf of Purchaser by a duly authorized officer of Purchaser, substantially in the form and to the effect of Exhibit E attached hereto, and a certificate, dated the Closing Date and executed by the Secretary or any Assistant Secretary of Purchaser, substantially in the form and to the effect of Exhibit F attached hereto.

                  7.04 Orders and Laws. There shall not be in effect on the Closing Date any Order or Law restraining, enjoining or otherwise prohibiting or making illegal the consummation of any of the transactions contemplated by the Plan, this Agreement or any of the Operative Agreements.

                  7.05 Regulatory Consents and Approvals. All consents, approvals and actions of, filings with and notices to any Governmental or Regulatory Authority or any other Person necessary to permit Purchaser and Sellers to perform their obligations under this Agreement and the Operative Agreements and to consummate the transactions contemplated hereby and thereby shall have been duly obtained, made or given and shall be in full force and effect, and all terminations or expirations of waiting periods imposed by any Governmental or Regulatory Authority necessary to permit Purchaser and Sellers to perform their obligations under this Agreement and the Operative Agreements and to consummate the transactions contemplated hereby and thereby, including under the HSR Act, shall have occurred, in each case without limitation, condition or restriction that would materially adversely affect any material aspect of the transactions contemplated by this Agreement and the Operative Agreements.

                  7.06 Confirmation Order. The Confirmation Order (in a form providing for effectuation of all the transactions contemplated by this Agreement and the Operative Agreements in accordance with the terms and provisions hereof and thereof) shall have been entered, at least ten (10) days shall have passed since the entry of the Confirmation Order and the Confirmation Order shall not be subject to any stay, appeal or motion for rehearing, reconsideration or revocation and all conditions to the Effective Date shall have been satisfied or duly waived in accordance with the applicable provisions of the Plan.

                  7.07 Letters of Credit/Surety Bonds. Purchaser shall have obtained the release of any collateral posted by Sellers under Sellers' DIP Facility or Sellers' WFF Facility, all in accordance with Section 5.03.

                  7.08 Deliveries. Purchaser shall have delivered to Sellers the Assumption Agreement and the other Assumption Instruments.

                  Notwithstanding the foregoing, Sellers' obligations to consummate the transactions contemplated hereby shall not be relieved by the failure of any of the foregoing conditions if such failure is the result, direct or indirect, of any breach by any Seller of its respective obligations under this Agreement, the Plan or the Confirmation Order with respect to the transactions contemplated hereby.

                                  ARTICLE VIII
                                   TERMINATION

                  8.01 Termination. This Agreement may be terminated, and the transactions contemplated hereby may be abandoned, at any time prior to the Closing Date:

                           (a)      By mutual written agreement of Sellers and
Purchaser;

                           (b)      By Sellers or Purchaser upon notification to
the non-terminating party by the terminating party:

                                    (i)      at any time after March 15, 2004
(the "Termination Date"), if the Closing shall not have been consummated on or prior to such date and such failure is not caused by a breach of this Agreement by the terminating party, provided, however, that in the circumstances described in Section 8.01(b)(vii) the Termination Date shall be extended the same number of days as the extension pursuant to Section 8.01(b)(vii); provided, further, that in the event that the Closing shall not have been consummated on or prior to such date and such failure is due solely to the failure of the parties to obtain HSR Approval (as hereinafter defined), then so long as Sellers are using their commercially reasonable efforts to obtain HSR Approval, such date shall be extended for so long as Sellers are using their commercially reasonable efforts to obtain HSR Approval, but in no event shall such date be extended under this provision beyond May 31, 2004. For purposes of this Agreement, "HSR Approval" means all consents and approvals under the HSR Act required for the parties to perform their obligations under this Agreement and the Operative Agreements and to consummate the transactions contemplated hereby and thereby.

                                    (ii)     if at or prior to the Closing any
material condition set forth herein for the benefit of the terminating party shall not have been timely met and cannot be met prior to the Termination Date (as such date may be extended pursuant to Section 8.01(b)(i)) and has not been waived by the terminating party; provided that the terminating party shall not be responsible for the failure of such condition to be satisfied;

                                    (iii)    if there has been a material breach
of any representation, warranty, covenant, agreement or obligation (or any breach of any representation or warranty that is qualified by its terms by reference to materiality or Material Adverse Effect) on the part of the non-terminating party set forth in this Agreement, which breach is not curable or, if curable, has not been cured within ten (10) days following receipt by the non-terminating party of notice of such breach from the terminating party;

                                    (iv)     if (A) any court of competent
jurisdiction (other than the U.S. Bankruptcy Court) or other competent Governmental or Regulatory Authority (other than the U.S. Bankruptcy Court) shall have issued an Order which has become final and non-appealable or (B) any Law (other than the Bankruptcy Code) shall be in effect, in either case making illegal or otherwise prohibiting the effectuation of any material part of the transactions contemplated by this Agreement;

                                    (v)      if the U.S. Bankruptcy Court shall
have issued an Order which has become final and nonappealable restricting or restraining in a material manner or enjoining or otherwise prohibiting or making illegal the effectuation of any material part of the transactions contemplated by this Agreement (including an Order denying confirmation of the Plan);

                                    (vi)     if the U.S. Bankruptcy Court has
not issued an Order approving the Bidding Procedures (in substantially the form set forth on Exhibit H attached hereto) by December 15, 2003;

                                    (vii)    if the U.S. Bankruptcy Court has
not entered the Confirmation Order in the form required by Section 6.06 (approving the Plan in a form providing for the effectuation of all the transactions contemplated by this Agreement in accordance with the terms and provisions hereof), on or before March 1, 2004, provided, however, that if on such date Sellers are using their commercially reasonable efforts to obtain entry of the Confirmation Order in such form, then such date shall be extended for so long as

Sellers are using their commercially reasonable efforts to obtain entry of the Confirmation Order in such form, but in no event shall such date be extended beyond March 31, 2004;

                                    (viii)   if the U.S. Bankruptcy Court
confirms a plan of reorganization for Sellers that does not contemplate the transactions contemplated by this Agreement; or

                                    (ix)     if the U.S. Bankruptcy Court
approves a Person other than Purchaser as the Successful Bidder or an Alternative Transaction.

                  8.02     Effect of Termination.

                           (a)      If this Agreement is terminated pursuant to
Section 8.01, this Agreement will forthwith become null and void, and there will be no Liability on the part of any party hereto (or any of their respective Representatives or Affiliates) except (i) the provisions with respect to expenses in Section 10.05 and confidentiality in Sections 5.06 and 10.07 and the provisions of this Article VIII will continue to apply following any such termination, and (ii) nothing contained in this Agreement will relieve any party from liability for any breach prior to such termination of its representations, warranties, covenants and agreements set forth in this Agreement, except to the extent a fee has been paid pursuant to Section 8.02(b) or (c), on the part of Sellers, or 8.02(d) on the part of Purchaser, in which case such fee shall constitute liquidated damages and shall be the sole remedy of the terminating party for any such breach.

                           (b)      If this Agreement is terminated pursuant to
Section 8.01(b)(i), Section 8.01(b)(ii), Section 8.01(b)(iii), Section 8.01(b)(iv) or Section 8.01(b)(vii) and Purchaser is not in breach of this Agreement such that Sellers would have a right to terminate this Agreement pursuant to Section 8.01(b)(iii), Sellers shall pay to Purchaser the Break-Up Fee immediately upon termination by wire transfer of immediately available United States funds to an account designated by Purchaser.

                           (c)      If either party terminates this Agreement
pursuant to Section 8.01(b)(v), Section 8.01(b)(viii), or Section 8.01(b)(ix) (but with respect to Section 8.01(b)(v), only if the Bankruptcy Court has previously issued an Order approving the Bidding Procedures), and, in any such case, Purchaser is not in breach of this Agreement such that Sellers would have a right to terminate this Agreement pursuant to Section 8.01(b)(iii), Sellers shall pay to Purchaser the Break-Up Fee immediately upon termination by wire transfer of immediately available funds to an account designated by Purchaser.

                           (d)      If this Agreement is terminated pursuant to
Section 8.01(b)(i), Section 8.01(b)(ii), 8.01(b)(iii) or 8.01(b)(vii) as a
result of a breach or default by Purchaser of its representations, warranties, covenants, agreements or obligations or any failure, delay or inaction on the part of Purchaser to perform its obligations hereunder and Sellers are not in breach of this Agreement such that Purchaser would have the right to terminate this Agreement pursuant to Section 8.01(b)(iii), Purchaser shall pay an amount equal to the Break-Up Fee (the "Purchaser Fee") immediately upon termination by wire transfer of immediately available United States funds to an account designated by Sellers.

                           (e)      Notwithstanding anything to the contrary in
this Section 8.02, Purchaser shall not be entitled to the Break-Up Fee and Sellers shall have no obligation to pay the Break-Up Fee, if this Agreement is terminated solely pursuant to (x) Section 4.12, (y) Sections 8.01(b)(i) or 8.01(b)(ii) or 8.01(b)(vii) solely as a result of the failure of the condition set forth in Section 6.05 relating to the HSR Act or (z) Section 8.01(b)(i) or
Section 8.01(b)(ii) solely as a result of the failure of the condition set forth in Section 6.08.

                           (f)      Notwithstanding anything to the contrary in
this Section 8.02, Sellers shall not be entitled to the Purchaser Fee and Purchaser shall have no obligation to pay the Purchaser Fee, if this Agreement is terminated solely pursuant to Sections 8.01(b)(i) or 8.01(b)(ii) or 8.01(b)(vii) solely as a result of the failure of the condition set forth in
Section 7.05 relating to the HSR Act.

                                   ARTICLE IX
                                   DEFINITIONS

                  9.01     Definitions.

                           (a)      Defined Terms. As used in this Agreement,
the following defined terms have the meanings indicated below:

                  "Accounts Receivable" has the meaning ascribed to it in
Section 1.01(a)(xiv).

                  "Actions or Proceedings" means any action, suit, proceeding, arbitration or investigation filed with or conducted by any Governmental or Regulatory Authority.

                  "Additional Loan Amount" means an amount equal to ninety-three percent (93%) of the unpaid principal balance of all chattel and mortgage loans originated by Sellers after September 30, 2003 that satisfy the criteria set forth on Exhibit K attached hereto, minus all net proceeds (including principal but excluding interest) from all chattel and mortgage loans included on the September 30, 2003 Financial Statements (exclusive of chattel and mortgage loans sold to Vanderbilt on October 8, 2003 or thereafter).

                  "Adjusted P&I Advances" means the sum of those certain P&I advances that constitute Transferred Assets included in the Schedule of P&I Advances attached hereto as Exhibit L. A calculation of Adjusted P&I Advances as of September 30, 2003 is included in Exhibit L.

                  "Adjusted Working Capital" means the sum of those certain Transferred Assets included in the Schedule of Working Capital Assets attached hereto as Exhibit J. A calculation of Adjusted Working Capital as of September 30, 2003 is included in Exhibit J.

                  "Affiliate" means any Person that directly, or indirectly through one or more intermediaries, controls or is controlled by or is under common control with the Person specified. For purposes of this definition, "control" of a Person means the power, direct or indirect, to direct or cause the direction of the management and policies of a Person whether by voting power, contract or otherwise.

                  "Agreement" means this Asset Purchase Agreement and the Exhibits hereto, Sellers' Disclosure Schedule and the certificates delivered in accordance with Sections 6.03 and 7.03, as the same shall be amended from time to time.

                  "Alternative Transaction" means, other than the transactions contemplated by this Agreement, (i) any merger, consolidation or other business combination involving the Sellers or (ii) any acquisition or similar transaction (including a tender or exchange offer) involving the purchase of (x) all or a substantial part of the Transferred Assets, or (y) 50.1% or more of the outstanding capital stock, partnership interests or membership interests, as applicable, of Sellers.

                  "Asset Adjustment Amount" means the amount set forth on Exhibit J as the "Asset Adjustment Amount."

                  "Assets and Properties" of any Person means all assets and properties of every kind, nature, character and description (whether real, personal or mixed, whether tangible or intangible (including contract rights), wherever situated and by whomever possessed), including the goodwill related thereto, operated, owned or leased by such Person.

                  "Assignment Instruments" has the meaning ascribed to it in
Section 1.05(c)(i).

                  "Assumed Liabilities" has the meaning ascribed to it in
Section 1.02(a).

                  "Assumed Rebate Liabilities" means any obligations of Seller for dealer rebates on the Closing Date.

                  "Assumed Warranty Service Liabilities" means Sellers' obligations under Sellers' standard manufacturer's warranty to repair or replace defects in materials or workmanship in homes manufactured by Sellers and sold at wholesale or retail on or after November 15, 2002 and prior to the Closing Date.

                  "Assumption Agreement" has the meaning ascribed to it in
Section 1.05(c)(ii).

                  "Assumption Instruments" has the meaning ascribed to it in
Section 1.05(c)(ii).

                  "Auction" has the meaning ascribed to it in the Bidding Procedures.

                  "Bankruptcy Code" has the meaning ascribed to it in the recitals to this Agreement.

                  "Benefit Plans" means any plan (as defined below) established by any Seller, or any predecessor or Affiliate thereof, existing at the Closing Date or at any time within the three (3) year period prior thereto, to which any Seller contributes or has contributed on behalf of any Employee, former employee or director, or under which any Employee, former employee or director of any Seller or any beneficiary thereof is covered, is eligible for coverage or has benefit rights (for purposes of this definition, the term "plan" means any bonus, incentive compensation, deferred compensation, pension, profit sharing, retirement, stock purchase, stock option, stock ownership, stock appreciation rights, phantom stock, leave of absence, layoff, vacation, day or dependent care, legal services, cafeteria, life, health, dental, tuition reimbursement, accident, disability, workmen's compensation or other insurance, severance, separation or other employee benefit plan, practice, policy or arrangement of any kind, whether written or oral, including any "employee benefit plan" within the meaning of Section 3(3) of ERISA).

                  "Bidding Procedures" has the meaning ascribed to it in Section 4.03.

                  "Bidding Procedures Motion" has the meaning ascribed to it in
Section 4.03.

                  "Bill of Sale" has the meaning ascribed to it in Section 1.05(c)(i).

                  "Books and Records" means books of account, minute books, stock record books, and other similar business records.

                  "Break-Up Fee" means an amount equal to Eleven Million Dollars ($11,000,000) to be paid by Sellers to Purchaser under the circumstances set forth in Section 8.02.

                  "Business" has the meaning ascribed to it in the recitals to this Agreement.

                  "Business Books and Records" has the meaning ascribed to it in
Section 1.01(a)(xii).

                  "Business Contracts" has the meaning ascribed to it in Section 1.01(a)(vii).

                  "Business Day" means a day other than Saturday, Sunday or any other day on which banking institutions in New York, New York are required or authorized to close by law or executive order.

                  "Business Licenses" has the meaning ascribed to it in Section 1.01(a)(x).

                  "Charter Documents" means such Person's certificate or articles of incorporation, by-laws, partnership agreement, limited partnership agreement, limited liability company agreement, trust agreement or declaration and other comparable constituent, charter or organizational documents, as applicable in such Person's jurisdiction of formation.

                  "Claims" has the meaning ascribed to it in the Plan.

                  "Closing" has the meaning ascribed to it in Section 1.05(a).

                  "Closing Date" has the meaning ascribed to it in Section 1.05(a).

                  "Code" means the Internal Revenue Code of 1986, as amended.

                  "Committee" means the Official Committee of Unsecured Creditors in the Reorganization Cases, as appointed by the U.S. Trustee and reconstituted from time to time.

                  "Computer/Telecommunications Contracts" has the meaning ascribed to it in Section 1.01(a)(vii).

                  "Condition of the Business" means the business, financial condition, results of operations and Assets and Properties of the Business, taken as a whole.

                  "Confidentiality Agreement" means the agreement entered into between Sellers and Purchaser, dated October 29, 2002, as amended by an amendment thereto dated as of August 5, 2003, and as further amended by an amendment thereto dated as of November 24, 2003, regarding certain confidential information to be provided to Purchaser by or on behalf of Sellers.

                  "Confirmation Date" has the meaning ascribed to it in the recitals to this Agreement.

                  "Confirmation Order" has the meaning ascribed to it in the recitals to this Agreement.

                  "Contract" means any agreement, lease, license, evidence of Indebtedness, mortgage, indenture, security agreement or other contract.

                  "Contract Escrow Amounts" has the meaning ascribed to it in
Section 1.01(a)(xvi).

                  "Contract Escrow Offset Amount" means the excess of Sellers' accrued liability for Contract Escrow Amounts as of the Closing Date over the amount of Contract Escrow Amounts held in trust as of the Closing Date actually transferred to Purchaser (or its designated Affiliate(s)) (or to the control of Purchaser (or its designated Affiliate(s)) for disbursement) at Closing.

                  "Conveyance Taxes" has the meaning ascribed to it in Section 4.08(a).

                  "Cure Costs" means the costs of curing any payment default under any Business Contract, Personal Property Lease, Real Property Lease or Business License in existence at the Effective Time.

                  "Designated REMIC Class R Certificates" means the REMIC Class R Certificates for REMIC 1994-1, REMIC 1994-A, REMIC 1995-A and 1996 Resecuritization REMIC.

                  "Disclosure Statement" has the meaning ascribed to it in the recitals to this Agreement.

                  "DOJ" has the meaning ascribed to it in Section 4.02.

                  "Effective Date" means the date the Plan becomes effective.

                  "Effective Time" has the meaning ascribed to it in Section 1.05(a).

                  "Eligible Employees" means Employees who satisfy Purchaser's and its Affiliates' standard employee hiring criteria, including satisfaction of background checks and physicals and passage of drug tests.

                  "Employee" means each employee or officer of any Seller engaged in the conduct of the Business.

                  "Employee Retained Liabilities" has the meaning ascribed to it in Section 4.11.

                  "Environmental Claims" means any complaint, notice, directive, order, claim, litigation, investigation, judicial or administrative proceeding, judgment or other communication from any Governmental or Regulatory Authority involving violations or Environmental Laws or Releases of Hazardous Substances.

                  "Environmental Laws" means all Laws relating to the protection of the environment, or to any emission, discharge, generation, processing, storage, holding, abatement, existence, Release, threatened Release or transportation of any Hazardous Substances, including all Laws pertaining to reporting, licensing, permitting, investigation or remediation of emissions, discharges, Releases or threatened Releases of Hazardous Substances into the air, surface water, groundwater or land, or relating to the manufacture, processing, distribution, use, sale, treatment, receipt, storage, disposal, transport or handling of Hazardous Substances.

                  "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

                  "Escrow Agent" has the meaning ascribed to it in Section 1.05(b).

                  "Escrow Agreement" has the meaning ascribed to it in Section 1.05(b).

                  "Escrow Amount" means an amount equal to (i) the Estimated Working Capital Adjustment Amount, (ii) plus or minus, as appropriate, the Estimated P&I Advances Adjustment Amount, (iii) plus the Estimated Contract Escrow Offset Amount, plus (iv) $12 million.

                  "Estates" has the meaning ascribed to it in the recitals to of this Agreement.

                  "Estimated Contract Escrow Offset Amount" means a good faith estimate of the amount of the Contract Escrow Offset Amount prepared by the Chief Financial Officer of OHC which shall be delivered to Purchaser at least two (2) days prior to the Closing.

                  "Estimated P&I Advances Adjustment Amount" means a good faith estimate of the amount of the P&I Advances Adjustment Amount prepared by the Chief Financial Officer of OHC which shall be delivered to Purchaser at least two (2) days prior to the Closing.

                  "Estimated Purchase Price" has the meaning ascribed to it in
Section 1.04(a).

                  "Estimated Working Capital Adjustment Amount" means a good faith estimate of the amount of the Working Capital Adjustment Amount prepared by the Chief Financial Officer of OHC which shall be delivered to Purchaser at least two (2) days prior to the Closing.

                  "Evaluation Material" has the meaning ascribed to in the Confidentiality Agreement.

                  "Excluded Assets" has the meaning ascribed to it in Section 1.01(b).

                  "Excluded Liabilities" has the meaning ascribed to it in
Section 1.02(c).

                  "Executive Employees" shall mean Myles Standish, Robert Smith and Doug Muir.

                  "FTC" has the meaning ascribed to it in Section 4.02.

                  "GAAP" means United States generally accepted accounting principles, consistently applied throughout the specified period and in the immediately prior comparable period.

                  "Governmental or Regulatory Authority" means any court, tribunal, arbitrator, authority, agency, commission, board, bureau, department, legislature, official or other instrumentality of the United States, any foreign country or any domestic or foreign state, county, city or other political subdivision.

                  "Hazardous Substances" means any substance or material that:
(i) is or contains asbestos, urea formaldehyde foam insulation, polychlorinated biphenyls, petroleum or petroleum-derived substances or wastes, radon gas or related materials, or (ii) requires investigation, removal or remediation under any Environmental Law, or is defined, listed or identified as a "hazardous waster," "hazardous substance," "toxic substance" or words of similar import thereunder.

                  "HSR Act" means the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the rules and regulations promulgated thereunder.

                  "Indebtedness" of any Person means all obligations of such Person (i) for borrowed money, (ii) evidenced by notes, bonds, debentures or similar instruments, (iii) for the deferred purchase price of goods or services (other than trade payables or accruals incurred in the Ordinary Course of Business), (iv) under capital leases and (v) in the nature of guarantees of the obligations described in clauses (i) through (iv) above of any other Person.

                  "Independent Accountants" has the meaning ascribed to it in
Section 1.08(a).

                  "Initial Purchase Price" has the meaning ascribed to it in
Section 1.04(a).

                  "Intangible Personal Property" has the meaning ascribed to it in Section 1.01(a)(ix).

                  "Intellectual Property" means all owned and licensed, to the extent transferable under applicable law, patents and patent rights, trademarks and trademark rights (including, without limitation, "Crest Homes," "Freedom Homes," "Golden West Homes," "Schult Homes," "Marlette," and "Oakwood Homes"), trade names and trade name rights, service marks and service mark rights, service names and service name rights, brand names, inventions, copyrights (including software) and copyright rights, processes, formulae, trade dress, business and product names, logos, slogans, trade secrets, industrial models, designs, methodologies, computer programs (including all source codes) and related documentation, technical information, manufacturing, engineering and technical drawings, know-how and all pending applications for and registrations of patents, trademarks, service marks and copyrights.

                  "Inventory" has the meaning ascribed to it in Section 1.01(a)(iv).

                  "IRS" means the United States Internal Revenue Service.

                  "Knowledge of Purchaser" means the actual knowledge of any executive officer of Purchaser.

                  "Knowledge of Sellers" means the actual knowledge of any of the Executive Employees.

                  "Laws" means all laws, statutes, rules, regulations, codes, ordinances and other pronouncements having the effect of law of the United States, any foreign country or any domestic or foreign state, county, city or other political subdivision or of any Governmental or Regulatory Authority.

                  "Liabilities" means all Indebtedness, obligations, judgments, damages, charges, costs and other liabilities of a Person (whether absolute, accrued, contingent, fixed or otherwise, or whether due or to become due).

                  "Licenses" means all licenses, permits, certificates of authority, authorizations, approvals, registrations, franchises and similar consents granted or issued by any Governmental or Regulatory Authority.

                  "Lien" means any mortgage, pledge, assessment, security interest, lien, adverse claim, levy, charge or other encumbrance of any kind, or any conditional sale Contract, title retention Contract or other Contract to give any of the foregoing.

                  "Location Manager" has the meaning ascribed to it in Section 2.17(c).

                  "Material Adverse Effect" means, with respect to any Person, a material adverse effect on the financial condition, business, Liabilities, properties, assets or results of operations of such Person and its Subsidiaries, taken as a whole; provided, however, that (i) any changes in general United States or global economic conditions, (ii) any changes in general economic conditions in industries in which the Person operates which changes do not affect such Person and its Subsidiaries disproportionately relative to other entities operating in such industries, (iii) any decline in the market price of the common stock or other equity interests of such Person or its Subsidiaries,
(iv) commencement and conduct of the Reorganization Cases as referenced in and contemplated by this Agreement, (v) defaults under Licenses, real property leases and personal property leases (including the Business Licenses, the Real Property Leases and the Personal Property Leases) or Contracts (including the Business Contracts) occasioned by the filing of the Reorganization Cases, (vi) covenant defaults of Sellers or their Affiliates under pre-petition financing arrangements, (vii) any failure of customers to continue, renew or extend existing contracts with Sellers or their Affiliates, and (viii) any consequences to the Business resulting from the announcement of the sale transaction contemplated herein and the process to obtain approval of such sale transaction shall not, individually or in the aggregate, be deemed to constitute a Material Adverse Effect.

                  "New Servicer" has the meaning ascribed to it in Section 4.13.

                  "Non-Debtor Sellers" means any Sellers that are not debtors in the Reorganization Cases.

                  "OAC" has the meaning ascribed to it in Section 4.13.

                  "OHC" has the meaning ascribed to it in the preamble to this Agreement.

                  "OHC Financial Statements" has the meaning ascribed to it in
Section 2.10.

                  "OSHC" has the meaning ascribed to it in Section 4.13.

                  "Operative Agreements" means, collectively, the Escrow Agreement, the Bill of Sale and the other Assignment Instruments, the Assumption Agreement and the other Assumption Instruments and any support or other agreements to be entered into in connection with the transaction.

                  "Option" with respect to any Person means any security, right, subscription, warrant, option, "phantom" stock right, swap, hedge, derivative or other Contract that gives the right to(i) purchase or otherwise receive or be issued any shares of capital stock of, or any partnership interest, membership interest, ownership interest or other equity interest in, such Person or any security of any kind convertible into or exchangeable or exercisable for any shares of capital stock of, or any partnership interest, membership interest, ownership interest or other equity interest in, such Person or (ii) receive or exercise any benefits or rights similar to any rights enjoyed by or accruing to the holder of shares of capital stock of, or any partnership interest, membership interest, ownership interest or other equity interest in, such Person, including any rights to participate in the equity or income of such Person or to participate in or direct the election of any directors, partners, managers or officers of such Person or the manner in which any shares of capital stock of such Person are voted or that reduces the risk of ownership of any security of any such Person or, in the event such Person is a general or limited partnership, to act as, or enjoy the rights of a partner of such Person or, in the event such Person is a limited liability company, to act as, or enjoy the rights of a member of such Person.

                  "Order" means any writ, judgment, decree, injunction or similar order of any Governmental or Regulatory Authority (in each such case whether preliminary or final).

                  "Ordinary Course of Business" means the ordinary course of business of Sellers and their Subsidiaries consistent with their past custom and practice (including with respect to quantity and frequency); provided that (i) any and all actions taken by Sellers and their Subsidiaries as contemplated by this Agreement, including commencement of the Reorganization Cases, and (ii) any and all actions taken by Sellers pursuant to authorization of the U.S. Bankruptcy Court, shall not be deemed for any purposes of this Agreement to constitute actions not in the Ordinary Course of Business.

                  "Other Assets" has the meaning ascribed to it in Section 1.01(a)(xix).

                  "P&I Advances Adjustment Amount" means (a) the amount, if any, by which the P&I Advances Target exceeds the Adjusted P&I Advances as of the Closing Date or (b) the amount, if any, by which the Adjusted P&I Advances as of the Closing Date exceeds the P&I Advances Target.

                  "P&I Advances Target" means an amount equal to the Adjusted P&I Advances as of September 30, 2003 reflected on Exhibit L.

                  "Permitted Lien" means (i) any Lien for Taxes not yet due or delinquent or being contested in good faith by appropriate proceedings for which adequate reserves have been established in accordance with GAAP, (ii) any statutory Lien arising in the Ordinary Course of Business or by operation of Law with respect to a Liability that is not yet due or delinquent, (iii) any Liens arising under capital leases and operating leases for the purchase of plant or equipment that (x) have been assumed prior to the date of this Agreement pursuant to an Order of the U.S. Bankruptcy Court or (y) are assumed by Sellers pursuant to Section 1.09, (iv) any Liens that constitute Assumed Liabilities pursuant to the terms of this Agreement; or (v) easements, leases, reservations, licenses or other rights of others in, or minor defects and irregularities in title to, property or assets of Sellers or their Subsidiaries, provided that such easements, leases, reservations, licenses, rights, defects or irregularities do not materially detract from the value of or impair the use of such property or assets for the purposes for which they are held;

                  "Person" means any natural person, corporation, limited liability company, general partnership, limited partnership, proprietorship, other business organization, trust, union, association or Governmental or Regulatory Authority.

                  "Personal Property Leases" has the meaning ascribed to it in
Section 1.01(a)(vi).

                  "Petition Date" has the meaning ascribed to it in the recitals to this Agreement.

                  "Plan" means the plan of reorganization described in the recitals to this Agreement.

                  "Preference Claims" means all claims of Sellers arising under
Section 547 of the Bankruptcy Code.

                  "Prepaid Expenses" has the meaning ascribed to it in Section 1.01(a)(viii).

                  "Purchaser" has the meaning ascribed to it in the preamble to this Agreement.

                  "Purchaser Fee" has the meaning ascribed to it in Section 8.02(d).

                  "Purchaser Representative" has the meaning ascribed to it in
Section 5.06.

                  "Real Property" has the meaning ascribed to it in Section 1.01(a)(ii).

                  "Real Property Leases" has the meaning ascribed to it in
Section 1.01(a)(iii).

                  "Regulation" means the income tax regulations, including temporary regulations, promulgated under the Code, as such regulations are amended from time to time.

                  "Release" means any releasing, disposing, discharging, injecting, spilling, leaking, leaching, pumping, dumping, emitting, escaping, emptying, seeping, dispersal, migration, transporting, placing and the like, including the moving of any materials through, into or upon, any land, soil, surface water, groundwater or air, or otherwise entering into the environment.

                  "Reorganization Cases" has the meaning ascribed to it in the recitals to this Agreement.

                  "Representatives" with respect to any Person means such Person and its officers, employees, counsel, accountants, financial advisors, consultants, agents and other representatives.

                  "Schedule of Closing Date P&I Advances" means the schedule prepared by Purchaser and delivered to Sellers with the Total Purchase Price Calculation that sets forth, as of the Closing Date, the sum of those certain P&I advances that constitute Transferred Assets included in the Schedule of P&I Advances attached hereto as Exhibit L, which schedule shall be prepared on a basis consistent with the Schedule of P&I Advances attached hereto as Exhibit L.

                  "Schedule of Closing Date Working Capital Assets" means the schedule prepared by Purchaser and delivered to Sellers with the Total Purchase Price Calculation that sets forth, as of the Closing Date, the sum of those certain Transferred Assets included in the Schedule of Working Capital Assets attached hereto as Exhibit J, which schedule shall be prepared on a basis consistent with the Schedule of Working Capital Assets attached hereto as Exhibit J.

                  "Sellers" has the meaning ascribed to it in the preamble to this Agreement.

                  "Sellers' Adjustment Request" has the meaning ascribed to it in Section 1.08(a).

                  "Sellers' DIP Facility" means that certain
Debtor-In-Possession Financing and Security Agreement dated as of January 28, 2003 among OHC and certain of its Affiliates named therein and the various financial institutions named as lenders therein, as amended from time to time, and any replacement facility or refinancing thereof.

                  "Sellers' Disclosure Schedule" has the meaning ascribed to it in the preamble to Article II.

                  "Sellers' WFF Facility" means the Cash Collateral Agreement dated March 24, 2003 among OHC and certain of its Subsidiaries and Wells Fargo Foothill pursuant to which Wells Fargo Foothill agreed to continue to provide letters of credit which are secured by cash deposits of OHC and its Subsidiaries equal to the face amount of such letters of credit plus 5%, as amended from time to time, and any replacement facility or refinancing thereof.

                  "Servicing Agreements" has the meaning ascribed to it in
Section 4.13.

                  "Subsidiary" with respect to an entity means any Person in which such entity, directly or indirectly through Subsidiaries or otherwise, beneficially owns more than fifty percent (50%) of either the equity interests in, or the voting control of, such Person.

                  "Suburban Homes Assets" means any and all Assets and Properties of Suburban Homes Sales, Inc. used in or relating to the Business that, prior to any designation pursuant to Section 1.01(c), constitute Transferred Assets.

                  "Suburban Homes Liabilities" means the Assumed Liabilities, prior to any designation pursuant to Section 1.01(c), relating to Suburban Homes Sales, Inc. set forth in Item II of Section 1.02 of Sellers' Disclosure Schedules.

                  "Successful Bidder" has the meaning ascribed to it in the Bidding Procedures.

                  "Tangible Personal Property" has the meaning ascribed to it in
Section 1.01(a)(v).

                  "Tax Returns" means all returns, reports and forms required to be filed with a Governmental or Regulatory Authority with respect to Taxes.

                  "Taxes" means any and all taxes, fees, levies, duties, tariffs, import and other similar charges, imposed by any taxing authority, together with any related interest, penalties, or other additions to tax, or additional amounts imposed by any taxing authority, and without limiting the generality of the foregoing, shall include net income, alternative or add-on minimum tax, gross income, gross receipts, sales, use, ad valorem, value added, franchise, profits, license, transfer, recording, escheat, withholding, payroll, employment, excise, severance, stamp, occupation, premium, property, windfall profit, environmental, custom duty, or other tax, governmental fee or other like assessment or charge of any kind whatsoever.

                  "Termination Date" has the meaning ascribed to it in Section 8.01(b)(i).

                  "Total Purchase Price" has the meaning ascribed to it in
Section 1.04(a).

                  "Total Purchase Price Calculation" means a calculation prepared by Purchaser and delivered to Sellers with the Schedule of Closing Date Working Capital Assets, the Schedule of Closing Date P&I Advances and the Contract Escrow Offset Amount that computes the Total Purchase Price.

                  "Transferred Assets" has the meaning ascribed to it in Section 1.01(a).

                  "Transferred Security Deposits" has the meaning ascribed to it in Section 1.01(a)(xvii).

                  "U.S. Bankruptcy Court" has the meaning ascribed to it in the recitals to this Agreement.

                  "U.S. Trustee" means the Office of the United States Trustee for the District of Delaware.

                  "Vanderbilt" has the meaning ascribed to it in Section 4.13.

                  "Vehicles" has the meaning ascribed to it in Section 1.01(a)(xi).

                  "WARN Act" means the Worker Adjustment and Retraining Notification Act, as amended.

                  "Warranty Service Liability Amount" means Eleven Million Five Hundred Thousand Dollars ($11,500,000).

                  "Working Capital Adjustment Amount" means the amount, if any, by which the Working Capital Target exceeds the Adjusted Working Capital as of the Closing Date.

                  "Working Capital Target" means an amount equal to the Adjusted Working Capital as of September 30, 2003 reflected on Exhibit J.

                           (b)      Construction of Certain Terms and Phrases.
Unless the context of this Agreement otherwise requires,(i) words of any gender include each other gender, (ii) words using the singular or plural number also include the plural or singular number, respectively; (iii) the terms "hereof," "herein," "hereby" and derivative or similar words refer to this entire Agreement; (iv) the terms "Article" or "Section" refer to the specified Article or Section of this Agreement; and (v) the terms "include," "includes," and "including" shall be deemed to be followed by the words "without limitation." Whenever this Agreement refers to a number of days, such number shall refer to calendar days unless Business Days are specified. All accounting terms used herein and not expressly defined herein shall have the meanings given to them under GAAP.

                                    ARTICLE X
                                  MISCELLANEOUS

                  10.01 Non-Survival of Representations and Warranties. The representations and warranties contained in this Agreement or in any instrument delivered pursuant to this Agreement shall not survive the Closing and thereafter there shall be no Liability in respect thereof, whether such Liability has accrued prior to the Effective Time or after the Effective Time, on the part of any party hereto or its directors, partners, managers, members, agents or Representatives or Affiliates. The covenants and agreements of the parties hereto contained in this Agreement shall only survive the Closing as and to the extent that such covenants and agreements are expressly to be performed, in whole or in part, following the Closing. Whenever "Seller" or "Sellers" is used in this Agreement with reference to a period after the Closing, the term means those Sellers that are in existence and the successor or successors to Sellers designated under the Plan, if any.

                  10.02 Notices. All notices, requests and other communications hereunder must be in writing and will be deemed to have been duly given only if delivered personally, by facsimile transmission, mailed (first class postage prepaid) or sent by internationally recognized courier, to the parties at the following addresses or facsimile numbers:

                  If to any Seller, to:

                  Oakwood Homes Corporation
                  7800 McCloud Road
                  Greensboro, NC 27425
                  Facsimile: (336) 664-3224
                  Attn: Myles Standish

                  with a copy to:

                  Morris, Nichols, Arsht & Tunnell
                  1201 N. Market Street
                  Wilmington, DE 19801
                  Facsimile: (302) 658-3989
                  Attn: Robert J. Dehney, Esq.

                  and

                  Rayburn Cooper & Durham, P.A.
                  227 West Trade Street, Suite 1200
                  Charlotte, NC 28202-1675
                  Facsimile: (704) 377-1897
                  Attn: C. Richard Rayburn, Jr., Esq.

                  and to the Committee, in care of:

                  King & Spalding
                  1185 Avenue of the Americas
                  New York, NY 10036
                  Facsimile: (212) 556-2222
                  Attn: Robert Stark, Esq.

                  If to Purchaser, to:

                  Clayton Homes, Inc.
                  500 Alcoa Trail
                  P.O. Box 9790
                  Maryville, TN 37804
                  Facsimile: (865) 380-3750
                  Attn: Kevin Clayton
                  with a copy to:

                  Munger, Tolles & Olson LLP
                  355 S. Grand Avenue
                  Los Angeles, CA 90071
                  Facsimile: (213) 687-3702
                  Attn: Thomas Walper, Esq.

                  All such notices, requests and other communications will (i) if delivered personally to the address as provided in this Section 10.02, be deemed given upon delivery, (ii) if delivered by facsimile transmission to the facsimile number as provided in this Section 10.02, be deemed given upon electronic confirmation of receipt, (iii) if delivered by mail in the manner described above to the address as provided in this Section 10.02, be deemed given upon receipt and (iv) if delivered by internationally recognized courier to the address as provided in this Section 10.02, be deemed given upon delivery as indicated in the records of such courier (in each case regardless of whether such notice, request or other communication is received by any other Person to whom a copy of such notice, request or other communication is to be delivered pursuant to this Section 10.02). Any party from time to time may change its address, facsimile number or other information for the purpose of notices to that party by giving notice specifying such change to the other parties hereto.

                  10.03 Bulk Sales Act. To the extent applicable, the parties hereby waive compliance with the bulk sales act or comparable statutory provisions of each applicable jurisdiction.

                  10.04 Entire Agreement. This Agreement, the Operative Agreements and the Confidentiality Agreement supersede all prior discussions and agreements prior to the date hereof between the parties with respect to the subject matter hereof and thereof, and contain the sole and entire agreement between the parties hereto with respect to the subject matter hereof and thereof.

                  10.05 Expenses. Except as otherwise expressly provided in this Agreement, whether or not the transactions contemplated hereby are consummated, each party will pay its own costs and expenses incurred in connection with the negotiation, execution and closing of this Agreement and the Operative Agreements and the transactions contemplated hereby and thereby.

                  10.06 Public Announcements. At all times at or before the Closing, the parties hereto will not issue or make any reports, statements or releases to the public with respect to this Agreement or the transactions contemplated hereby without the prior written consent of the other, which consent shall not be unreasonably withheld, except to the extent that such disclosure is, in the opinion of counsel, required by Law or by stock exchange rule, provided that any such required disclosure shall only be made, to the extent consistent with Law, after consultation with the other parties hereto; provided, however, further that this Section 10.06 shall not apply to any reports, statements, pleadings or releases by Sellers to the public as required or reasonably appropriate in connection with the Reorganization Cases, including in connection with approval of the Disclosure Statement or confirmation of the Plan.

                  10.07 Confidentiality. Any information or material obtained by Purchaser or any of its Representatives pursuant to this Agreement (including Sellers' Disclosure Schedule) that constitutes "Evaluation Material" (as defined in the Confidentiality Agreement) shall be governed by the terms of the Confidentiality Agreement. Any information or material obtained by Sellers or their Representatives pursuant to this Agreement regarding Purchaser or any of its Affiliates shall be treated as confidential by Sellers and their Representatives in the same manner as Evaluation Material under the Confidentiality Agreement; provided, however, that Sellers shall have the right to file Sellers' Disclosure Schedule with the U.S. Bankruptcy Court under seal. In the event of any conflict between the provisions of this Agreement and the Confidentiality Agreement, the provisions of this Agreement shall prevail. Notwithstanding anything to the contrary herein or elsewhere contained, and without limitation of any kind, Sellers and Purchaser and their respective Representatives may disclose to any and all Persons (a) the U.S. tax treatment and U.S. tax structure (as defined in Regs. ss.ss. 1.6011-4(c)(8) and (9)) of this Agreement and the transactions contemplated hereby and (b) all materials of any kind (including opinions and tax analyses) that are provided to any such party relating to such U.S. tax treatment and U.S. tax structure.

                  10.08 Waiver. Any term or condition of this Agreement may be waived at any time by the party that is entitled to the benefit thereof, but no such waiver shall be effective unless set forth in a written instrument duly executed by or on behalf of the party waiving such term or condition. No waiver by any party of any term or condition of this Agreement, in any one or more instances, shall be deemed to be or construed as a waiver of the same or any other term or condition of this Agreement on any future occasion. All remedies, either under this Agreement or by Law or otherwise afforded, will be cumulative and not alternative.

                  10.09 Amendment. This Agreement may be amended, supplemented or modified only by a written instrument duly executed by or on behalf of each party hereto.

                  10.10 No Third Party Beneficiary. The terms and provisions of this Agreement are intended solely for the benefit of each party hereto and their respective successors or permitted assigns, including post-confirmation trusts, disbursing agents or other agents or professionals of the Estates, and it is not the intention of the parties to confer third-party beneficiary rights upon any other Person.

                  10.11 No Assignment; Binding Effect. Neither this Agreement nor any right, interest or obligation hereunder may be assigned by any party hereto without the prior written consent of the other parties hereto and any attempt to do so will be void, provided, however, that Purchaser may assign, transfer and/or delegate all or any portion of its rights, duties and obligations under this Agreement (including any Assumed Liabilities and rights with respect to any Transferred Assets, but not including its obligation to pay or cause to be paid the Total Purchase Price and any amount required to be paid by it pursuant to Section 8.02(d)) to any Affiliate(s) of Purchaser. In the event of any such assignment, transfer or delegation to one or more Affiliates of Purchaser, and notwithstanding any provision to the contrary herein (but subject to the further provisions of this Section 10.11), (a) Purchaser shall have no liability or obligation (whether arising by contract, this Agreement, tort or otherwise) for any such assigned, transferred or delegated rights, duties and obligations, and (b) each Seller agrees to cooperate with Purchaser and such Affiliate(s) in documenting, executing and effecting the valid assignment, transfer and/or delegation of those rights, duties or obligations from the respective Seller directly to such Affiliate(s); provided, however, that notwithstanding the foregoing, Purchaser shall remain liable to Sellers under this Agreement for any such assigned, transferred or delegated duties or obligations to the extent such duties or obligations relate to Assumed Liabilities under (1) Section 1.02(a)(ii), (2) Section 1.02(a)(iii), (3) Section 1.02(a)(iv) relating solely to retail customer purchase contracts or (4) Business Contracts listed under "Vendor Contracts" on Section 1.01(a)(vii) of Sellers' Disclosure Schedule, unless, with respect to any such assigned, transferred or delegated duties or obligations: (x) Sellers shall have given their prior written consent (which consent shall not be unreasonably withheld) to the assignment, transfer or delegation; or (y) Purchaser shall have (i) put funds into escrow pursuant to an escrow agreement reasonably satisfactory to Sellers or (ii) obtained a surety bond or letter of credit in favor of Sellers, in each case in an amount mutually agreed by Sellers and Purchaser to be sufficient to pay in full any such assigned, transferred or delegated duties and obligations. Subject to any required approval of the U.S. Bankruptcy Court, this Agreement is binding upon, inures to the benefit of and is enforceable by the parties hereto and their respective successors and assigns, including post-confirmation trusts, disbursing agents or other agents or professionals of the Estates.

                  10.12 Headings. The headings used in this Agreement have been inserted for convenience of reference only and do not define or limit the provisions hereof.

                  10.13 Retention of U.S. Bankruptcy Court Jurisdiction. Subject to the proviso of the immediately succeeding sentence, and except as otherwise provided herein, the U.S. Bankruptcy Court shall retain jurisdiction of the proceedings referred to in the Plan, including for purposes of determining any and all controversies and disputes arising under or in connection with, or for purposes of interpreting the provisions of, this Agreement and the Operative Agreement and including to the full extent set forth in the Plan and the Confirmation Order. Without limiting the generality of the foregoing, such jurisdiction shall include any determination as to the fulfillment or non-fulfillment of any condition to consummation of the transactions contemplated hereby set forth in Articles VI and VII and any such determination shall be final and binding on the parties and not subject to any appeal, the right to which is hereby waived by the parties; provided, however, that nothing contained herein shall limit the rights of the parties to appeal any determination of the U.S. Bankruptcy Court relating to the amount of any monetary damages, fees, costs and expenses awarded with respect to any such determination as aforesaid.

                  10.14 Governing Law. This Agreement shall be governed by and construed in accordance with the Laws of the State of Delaware applicable to a contract executed and performed in such State, without giving effect to the conflicts of laws principles thereof, and, to the extent applicable, the federal Laws of the United States of America.

                  10.15 Invalid Provisions. If any provision of this Agreement is held to be illegal, invalid or unenforceable under any present or future Law, and if the rights or obligations of any party hereto under this Agreement will not be materially and adversely affected thereby, (a) such provision will be fully severable, (b) this Agreement will be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part hereof, and (c) the remaining provisions of this Agreement will remain in full force and effect and will not be affected by the illegal, invalid or unenforceable provision or by its severance herefrom.

                  10.16 Counterparts. This Agreement may be executed in one or more counterparts and by facsimile signatures, each of which shall be deemed to be an original and all of which together shall constitute one and the same agreement.

                            [Signature Page Follows]

                  IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by a duly authorized officer of each party hereto as of the date first above written.

                                    SELLERS:

                                    OAKWOOD HOMES CORPORATION

                                    By: /s/ Robert A. Smith
                                       -----------------------------------
                                       Robert A. Smith
                                       Executive Vice President

                                    OAKWOOD ACCEPTANCE CORPORATION, LLC

                                    By: /s/ Robert A. Smith
                                       -----------------------------------
                                       Robert A. Smith
                                       Vice President

                                    HBOS MANUFACTURING, LP

                                          By: Oakwood Mobile Homes, Inc.,
                                              Its General Partner

                                    By: /s/ Robert A. Smith
                                       -----------------------------------
                                       Robert A. Smith
                                       Vice President

                                    OAKWOOD MOBILE HOMES, INC.

                                    By: /s/ Robert A. Smith
                                       -----------------------------------
                                       Robert A. Smith
                                       Vice President

                                    FSI FINANCIAL SERVICES, INC.

                                    By: /s/ Robert A. Smith
                                       -----------------------------------
                                       Robert A. Smith
                                       Vice President

                                    HOME SERVICE CONTRACT, INC.

                                    By: /s/ Robert A. Smith
                                       -----------------------------------
                                       Robert A. Smith
                                       Vice President

                                    TRI-STATE INSURANCE AGENCY, INC.

                                    By: /s/ Robert A. Smith
                                       -----------------------------------
                                       Robert A. Smith
                                       Vice President

                                    NEW DIMENSION HOMES, INC.

                                    By: /s/ Robert A. Smith
                                       -----------------------------------
                                       Robert A. Smith
                                       Vice President

                                    PREFERRED HOUSING SERVICES, LP

                                          By: Oakwood Mobile Homes, Inc.,
                                              Its General Partner

                                    By: /s/ Robert A. Smith
                                       -----------------------------------
                                       Robert A. Smith
                                       Vice President

                                    OAKWOOD SHARED SERVICES, LLC

                                    By: /s/ Robert A. Smith
                                       -----------------------------------
                                       Robert A. Smith
                                       Vice President

                                    GOLDEN WEST LEASING, LLC

                                    By: /s/ Douglas R. Muir
                                        ---------------------------------------
                                        Douglas R. Muir
                                        Assistant Secretary

                                    SUBURBAN HOME SALES, INC.

                                    By: /s/ Robert A. Smith
                                        ---------------------------------------
                                        Robert A. Smith
                                        Vice President

                                    OAKWOOD FINANCIAL CORPORATION

                                    By: /s/ Douglas R. Muir
                                        ---------------------------------------
                                        Douglas R. Muir
                                        Assistant Secretary

                                    OAKWOOD INVESTMENT CORPORATION

                                    By: /s/ Douglas R. Muir
                                        ---------------------------------------
                                        Douglas R. Muir
                                        Assistant Secretary

                                    OAKWOOD TRANCHE A SERVICING ADVANCE
                                    RECEIVABLES COMPANY, LLC

                                    By: /s/ Douglas R. Muir
                                        ---------------------------------------
                                        Douglas R. Muir
                                        Assistant Secretary

                                    OAKWOOD ADVANCE RECEIVABLES COMPANY II, LLC

                                    By: /s/ Douglas R. Muir
                                        ---------------------------------------
                                        Douglas R. Muir
                                        Assistant Secretary

                                    OMI NOTE TRUST 2003-A

                                          By: Wilmington Trust Company,
                                              not in its individual capacity but
                                              solely as Owner Trustee

                                    By: /s/  Jeanne M. Fuller
                                       -----------------------------------
                                              Name:  Jeanne M. Fuller
                                              Title: Financial Services Officer

It is expressly understood and agreed by the parties that (a) this Agreement is executed and delivered by Wilmington Trust Company, not individually or personally, but solely as Owner Trustee of OMI Note Trust 2003-A in the exercise of the powers and authority conferred and vested in it, pursuant to the Trust Agreement dated as of January 23, 2003 between Oak Leaf Holdings, LLC and Wilmington Trust Company, (b) each of the representations, undertakings and agreements herein made on the part of OMI Note Trust 2003-A is made and intended not as personal representations undertakings and agreements by Wilmington Trust Company but is made and intended for the purpose of binding only OMI Note Trust 2003-A, (c) nothing herein contained shall be construed as creating any liability of Wilmington Trust Company, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any being expressly waived by the parties hereto and by any person claiming by through or under the parties hereto, and (d) under no circumstances shall Wilmington Trust Company be personally liable for the payment of indebtedness or expenses of OMI Note Trust 2003-A or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by OMI Note Trust 2003-A under this Agreement or any other related documents.

                                    PURCHASER:

                                    CLAYTON HOMES, INC.

                                    By: /s/ Kevin Clayton
                                       -----------------------------------
                                              Name:  Kevin Clayton
                                              Title: Chief Executive Officer
                                                     and President

                                                                       EXHIBIT A

                       GENERAL ASSIGNMENT AND BILL OF SALE

                  KNOW ALL PERSONS BY THESE PRESENTS, that CLAYTON HOMES, INC., a Delaware corporation ("Purchaser"), has entered into that certain Asset Purchase Agreement dated as of November 24, 2003 (the "Purchase Agreement") with OAKWOOD HOMES CORPORATION, a North Carolina corporation, and the other Persons identified as "Sellers" therein (collectively, "Sellers"), providing, inter alia, for Sellers' sale to Purchaser of all of each Seller's right, title and interest in, to and under all Assets and Properties used in or relating to the Business (but excluding the Excluded Assets), as such Assets and Properties shall exist on the Closing Date (collectively, the "Transferred Assets"). Unless otherwise defined herein, all capitalized items used herein shall have the meanings ascribed to them in the Purchase Agreement.

                  For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Sellers do hereby sell, transfer, convey, assign and deliver to Purchaser, its successors and assigns forever, effective as of the Effective Time, all right, title and interest of Sellers in, to and under the Transferred Assets TO HAVE AND TO HOLD the same unto Purchaser, its successors and assigns, forever.

                  PURCHASER HEREBY ACKNOWLEDGES AND AGREES THAT, EXCEPT TO THE EXTENT SPECIFICALLY SET FORTH IN ARTICLE II OF THE PURCHASE AGREEMENT, PURCHASER IS PURCHASING THE TRANSFERRED ASSETS ON AN "AS-IS, WHERE-IS" BASIS. EXCEPT AS EXPRESSLY SET FORTH IN ARTICLE II OF THE PURCHASE AGREEMENT, SELLERS MAKE NO REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, AT LAW OR IN EQUITY, IN RESPECT OF THE TRANSFERRED ASSETS, INCLUDING WITH RESPECT TO MERCHANTABILITY OR FITNESS FOR ANY PARTICULAR PURPOSE, AND ANY SUCH OTHER REPRESENTATIONS OR WARRANTIES ARE HEREBY EXPRESSLY DISCLAIMED.

                  Sellers shall execute and deliver all such further instruments of conveyance, assignment and further assurances, and shall take all such further acts as may be reasonably requested by Purchaser, in order to sell, transfer, convey, assign and deliver to Purchaser all of Sellers' right, title and interest in and to the Transferred Assets.

                  This General Assignment and Bill of Sale is subject to all of the terms and conditions of the Purchase Agreement. In the event of any conflict between the terms and conditions of this General Assignment and Bill of Sale and the terms and conditions of the Purchase Agreement, the terms and conditions of the Purchase Agreement shall control.

                  This General Assignment and Bill of Sale may be executed in one or more counterparts and by facsimile signatures, each of which shall be deemed to be an original and all of which together shall constitute one and the same instrument. This General Assignment and Bill of Sale shall be governed by and construed in accordance with the Laws of the State of Delaware applicable to a contract executed and performed in such State, without giving effect to the conflicts of laws principles thereof, and, to the extent applicable, the federal Laws of the United States of America.

                  IN WITNESS WHEREOF, Sellers have caused this General Assignment and Bill of Sale to be duly executed as of __________ ___, 2003.

                                           OAKWOOD HOMES CORPORATION

                                           By:__________________________________
                                              Robert A. Smith
                                              Executive Vice President

                                           OAKWOOD ACCEPTANCE CORPORATION, LLC

                                           By:__________________________________
                                              Robert A. Smith
                                              Vice President

                                           HBOS MANUFACTURING, LP

                                                By: Oakwood Mobile Homes, Inc.,
                                                    Its General Partner

                                           By:__________________________________
                                              Robert A. Smith
                                              Vice President

                                           OAKWOOD MOBILE HOMES, INC.

                                           By:__________________________________
                                              Robert A. Smith
                                              Vice President

                                           FSI FINANCIAL SERVICES, INC.

                                           By:__________________________________
                                              Robert A. Smith
                                              Vice President

                                           HOME SERVICE CONTRACT, INC.

                                           By:__________________________________
                                              Robert A. Smith
                                              Vice President

                                           TRI-STATE INSURANCE AGENCY, INC.

                                           By:__________________________________
                                              Robert A. Smith
                                              Vice President

                                           NEW DIMENSION HOMES, INC.

                                           By:__________________________________
                                              Robert A. Smith
                                              Vice President

                                           PREFERRED HOUSING SERVICES, LP

                                                By: Oakwood Mobile Homes, Inc.,
                                                    Its General Partner

                                           By:__________________________________
                                              Robert A. Smith
                                              Vice President

                                           OAKWOOD SHARED SERVICES, LLC

                                           By:__________________________________
                                              Robert A. Smith
                                              Vice President

                                           GOLDEN WEST LEASING, LLC

                                           By:__________________________________
                                              Douglas R. Muir
                                              Assistant Secretary

                                           SUBURBAN HOME SALES, INC.

                                           By:__________________________________
                                              Robert A. Smith
                                              Vice President

                                           OAKWOOD FINANCIAL CORPORATION

                                           By:__________________________________
                                              Douglas R. Muir
                                              Assistant Secretary

                                           OAKWOOD INVESTMENT CORPORATION

                                           By:__________________________________
                                              Douglas R. Muir
                                              Assistant Secretary

                                           OAKWOOD TRANCHE A SERVICING ADVANCE
                                           RECEIVABLES COMPANY, LLC

                                           By:__________________________________
                                              Douglas R. Muir
                                              Assistant Secretary

                                           OAKWOOD ADVANCE RECEIVABLES COMPANY
                                           II, LLC

                                           By:__________________________________
                                              Douglas R. Muir
                                              Assistant Secretary

                                           OMI NOTE TRUST 2003-A

                                                By: Wilmington Trust Company,
                                                not in its individual capacity
                                                but solely as Owner Trustee

                                           By:__________________________________
                                                Name:
                                                Title:

It is expressly understood and agreed by the parties that (a) this General Assignment and Bill of Sale is executed and delivered by Wilmington Trust Company, not individually or personally, but solely as Owner Trustee of OMI Note Trust 2003-A in the exercise of the powers and authority conferred and vested in it, pursuant to the Trust Agreement dated as of January 23, 2003 between Oak Leaf Holdings, LLC and Wilmington Trust Company, (b) each of the representations, undertakings and agreements herein made on the part of OMI Note Trust 2003-A is made and intended not as personal representations undertakings and agreements by Wilmington Trust Company but is made and intended for the purpose of binding only OMI Note Trust 2003-A, (c) nothing herein contained shall be construed as creating any liability of Wilmington Trust Company, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any being expressly waived by the parties hereto and by any person claiming by through or under the parties hereto, and (d) under no circumstances shall Wilmington Trust Company be personally liable for the payment of indebtedness or expenses of OMI Note Trust 2003-A or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by OMI Note Trust 2003-A under this General Assignment and Bill of Sale or any other related documents.

                                                                       EXHIBIT B

                              ASSUMPTION AGREEMENT

                  This ASSUMPTION AGREEMENT (the "Agreement") is entered into as of ____________ ___, 200__, by and between OAKWOOD HOMES CORPORATION, a Delaware corporation, and the other Persons identified as "Sellers" in the Purchase Agreement (as defined below) (collectively, "Sellers"), and CLAYTON HOMES, INC., a Delaware corporation ("Purchaser"). Capitalized terms used herein and not otherwise herein defined are used as defined in the Purchase Agreement.

                              W I T N E S S E T H:

                  WHEREAS, Sellers and Purchaser have entered into that certain Asset Purchase Agreement dated as of November 24, 2003 (the "Purchase Agreement") providing, inter alia, for Sellers' sale to Purchaser of all of each Seller's right, title and interest in, to and under all Assets and Properties used in or relating to the Business (but excluding the Excluded Assets), as such Assets and Properties shall exist on the Closing Date (collectively, the "Transferred Assets").

                  NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Purchaser hereby assumes and agrees to pay, perform, satisfy and discharge when due all Assumed Liabilities.

                  Purchaser shall not assume the Excluded Liabilities, which shall remain the sole obligation of Sellers and their respective successors and assigns.

                  Purchaser shall execute and deliver all such further instruments and further assurances, and shall take all such further acts as may be reasonably requested by Sellers, in order to assume the Assumed Liabilities.

                  This Assumption Agreement is subject to all of the terms and conditions of the Purchase Agreement. In the event of any conflict between the terms and conditions of this Assumption Agreement and the terms and conditions of the Purchase Agreement, the terms and conditions of the Purchase Agreement shall control.

                  This Assumption Agreement may be executed in one or more counterparts and by facsimile signatures, each of which shall be deemed to be an original and all of which together shall constitute one and the same agreement. This Assumption Agreement shall be governed by and construed in accordance with the Laws of the State of Delaware applicable to a contract executed and performed in such State, without giving effect to the conflicts of laws principles thereof, and, to the extent applicable, the federal Laws of the United States of America.

                  IN WITNESS WHEREOF, Sellers and Purchaser have caused this Assumption Agreement to be duly executed as of the day and year first above written.

                                           SELLERS:

                                           OAKWOOD HOMES CORPORATION

                                           By:__________________________________
                                              Robert A. Smith
                                              Executive Vice President

                                           OAKWOOD ACCEPTANCE CORPORATION, LLC

                                           By:__________________________________
                                              Robert A. Smith
                                              Vice President

                                           HBOS MANUFACTURING, LP

                                                By: Oakwood Mobile Homes, Inc.,
                                                    Its General Partner

                                           By:__________________________________
                                              Robert A. Smith
                                              Vice President

                                           OAKWOOD MOBILE HOMES, INC.

                                           By:__________________________________
                                              Robert A. Smith
                                              Vice President

                                           FSI FINANCIAL SERVICES, INC.

                                           By:__________________________________
                                              Robert A. Smith
                                              Vice President

                                           HOME SERVICE CONTRACT, INC.

                                           By:__________________________________
                                              Robert A. Smith
                                              Vice President

                                           TRI-STATE INSURANCE AGENCY, INC.

                                           By:__________________________________
                                              Robert A. Smith
                                              Vice President

                                           NEW DIMENSION HOMES, INC.

                                           By:__________________________________
                                              Robert A. Smith
                                              Vice President

                                           PREFERRED HOUSING SERVICES, LP

                                                By: Oakwood Mobile Homes, Inc.,
                                                    Its General Partner

                                           By:__________________________________
                                              Robert A. Smith
                                              Vice President

                                           OAKWOOD SHARED SERVICES, LLC

                                           By:__________________________________
                                              Robert A. Smith
                                              Vice President

                                           GOLDEN WEST LEASING, LLC

                                           By:__________________________________
                                              Douglas R. Muir
                                              Assistant Secretary

                                           SUBURBAN HOME SALES, INC.

                                           By:__________________________________
                                              Robert A. Smith
                                              Vice President

                                           OAKWOOD FINANCIAL CORPORATION

                                           By:__________________________________
                                              Douglas R. Muir
                                              Assistant Secretary

                                           OAKWOOD INVESTMENT CORPORATION

                                           By:__________________________________
                                              Douglas R. Muir
                                              Assistant Secretary

                                           OAKWOOD TRANCHE A SERVICING ADVANCE
                                           RECEIVABLES COMPANY, LLC

                                           By:__________________________________
                                              Douglas R. Muir
                                              Assistant Secretary

                                           OAKWOOD ADVANCE RECEIVABLES COMPANY
                                           II, LLC

                                           By:__________________________________
                                              Douglas R. Muir
                                              Assistant Secretary

                                           OMI NOTE TRUST 2003-A

                                                By: Wilmington Trust Company,
                                                not in its individual capacity
                                                but solely as Owner Trustee

                                           By:__________________________________
                                                Name:
                                                Title:

It is expressly understood and agreed by the parties that (a) this Agreement is executed and delivered by Wilmington Trust Company, not individually or personally, but solely as Owner Trustee of OMI Note Trust 2003-A in the exercise of the powers and authority conferred and vested in it, pursuant to the Trust Agreement dated as of January 23, 2003 between Oak Leaf Holdings, LLC and Wilmington Trust Company, (b) each of the representations, undertakings and agreements herein made on the part of OMI Note Trust 2003-A is made and intended not as personal representations undertakings and agreements by Wilmington Trust Company but is made and intended for the purpose of binding only OMI Note Trust 2003-A, (c) nothing herein contained shall be construed as creating any liability of Wilmington Trust Company, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any being expressly waived by the parties hereto and by any person claiming by through or under the parties hereto, and (d) under no circumstances shall Wilmington Trust Company be personally liable for the payment of indebtedness or expenses of OMI Note Trust 2003-A or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by OMI Note Trust 2003-A under this Agreement or any other related documents.

                                           PURCHASER:

                                           CLAYTON HOMES, INC.

                                           By:__________________________________
                                                Name:
                                                Title:

                                                                       EXHIBIT C

                              OFFICER'S CERTIFICATE

                  ______________________, a __________ __________ ("Seller"),
pursuant to Section 6.03 of the Asset Purchase Agreement dated as of November 24, 2003 (the "Purchase Agreement") by and among Oakwood Homes Corporation, Seller, the other Persons identified as "Sellers" therein, and Purchaser, does hereby certify that:

                  1. The representations and warranties made by Seller in the Purchase Agreement are true and correct in all material respects (except for such representations and warranties that are qualified by their terms by reference to materiality or Material Adverse Effect, which representations and warranties as so qualified shall be true and correct in all respects) on and as of the date hereof as though made on and as of the date hereof.

                  2. The agreements, covenants and obligations required by the Purchase Agreement to be performed or complied with by Seller at or before the Closing have been performed or complied with in all material respects.

                  Unless otherwise defined herein, all capitalized items used herein shall have the meanings ascribed to them in the Purchase Agreement.

                  IN WITNESS WHEREOF, Seller has caused this Certificate to be executed on its behalf by a duly authorized officer as of __________ ___, 200__.

                                           [NAME OF SELLER]

                                           By:__________________________________
                                              Name:
                                              Title:

                                                                       EXHIBIT D

                       [ASSISTANT] SECRETARY'S CERTIFICATE

                  I, ______________________, [Assistant] Secretary of
___________________, a ______________________ __________________ ("Seller"),
pursuant to Section 6.03 of the Asset Purchase Agreement dated as of November 24, 2003 (the "Purchase Agreement") by and among Oakwood Homes Corporation, Seller, the other Persons identified as "Sellers" therein, and Purchaser, does hereby certify on behalf of Seller that:

                  1. Attached hereto as Exhibit A is a true, complete and correct copy of the Articles or Certificate of Incorporation, the Certificate of Limited Partnership or the Certificate of Formation, as applicable, of Seller as currently in effect (the "Charter"), and no amendment or other document relating to or affecting the Charter has been authorized.

                  2. Attached hereto as Exhibit B is a true, complete and correct copy of the resolutions adopted by the board of directors, general partners or other managing authority of Seller with respect to the Purchase Agreement and the transactions contemplated thereby. All such resolutions are in full force and effect on the date hereof in the form in which adopted and no other such resolutions have been adopted by the board of directors, general partners or other managing authority of Seller or any committee thereof relating to the Purchase Agreement or the transactions contemplated thereby.

                  3. Each of the following named individuals is a duly elected or appointed, qualified and acting officer of Seller who holds, and at all times since the date of execution of Purchase Agreement has held, the office(s) set forth opposite such individual's name, and the signature written opposite the name and title of such officer is such officer's genuine signature:

                  [Name]        [Title]       __________________________________

                  [Name]        [Title]       __________________________________

                  [Name]        [Title]       __________________________________

                  [Name]        [Title]       __________________________________

                  Unless otherwise defined herein, all capitalized items used herein shall have the meanings ascribed to them in the Purchase Agreement.

                  IN WITNESS WHEREOF, Seller has caused this Certificate to be executed on its behalf by the undersigned as of _________ ___, 200__.

                                           [NAME OF SELLER]

                                           By:__________________________________
                                              Name:_____________________________
                                              Title:____________________________

                                                                       EXHIBIT E

                              OFFICER'S CERTIFICATE

                  Clayton Homes, Inc., a Delaware corporation ("Purchaser"), pursuant to Section 7.03 of the Asset Purchase Agreement dated as of November 24, 2003 (the "Purchase Agreement") by and among Oakwood Homes Corporation, the other Persons identified as "Sellers" therein and Purchaser, does hereby certify that:

                  1. The representations and warranties made by Purchaser in the Purchase Agreement are true and correct in all material respects (except for such representations and warranties that are qualified by their terms by reference to materiality or Material Adverse Effect, which representations and warranties as so qualified shall be true and correct in all respects) on and as of the date hereof as though made on and as of the date hereof.

                  2. The agreements, covenants and obligations required by the Purchase Agreement to be performed or complied with by Purchaser at or before the Closing have been duly performed or complied with in all material respects.

                  Unless otherwise defined herein, all capitalized items used herein shall have the meanings ascribed to them in the Purchase Agreement.

                  IN WITNESS WHEREOF, Purchaser has caused this Certificate to be executed on its behalf by a duly authorized officer as of ___________ ___, 200___.

                                           CLAYTON HOMES, INC.

                                           By:__________________________________
                                              Name:
                                              Title:

                                                                       EXHIBIT F

                       [ASSISTANT] SECRETARY'S CERTIFICATE

                  I, ______________________, [Assistant] Secretary of Clayton Homes, Inc., a Delaware corporation ("Purchaser"), pursuant to Section 7.03 of the Asset Purchase Agreement dated as of November 24, 2003 (the "Purchase Agreement") by and among Oakwood Homes Corporation, the other Persons identified as "Sellers" therein and Purchaser, does hereby certify on behalf of Purchaser that:

                  1. Attached hereto as Exhibit A is a true, complete and correct copy of the Certificate of Incorporation of Purchaser as currently in effect (the "Charter"), and no amendment or other document relating to or affecting the Charter has been authorized.

                  2. Attached hereto as Exhibit B is a true, complete and correct copy of the resolutions adopted by the board of directors of Purchaser with respect to the Purchase Agreement and the transactions contemplated thereby. All such resolutions are in full force and effect on the date hereof in the form in which adopted and no other such resolutions have been adopted by the board of directors of Purchaser or any committee thereof relating to the Purchase Agreement or the transactions contemplated thereby.

                  3. Each of the following named individuals is a duly elected or appointed, qualified and acting officer of Purchaser who holds, and at all times since the date of execution of the Purchase Agreement has held, the office(s) set forth opposite such individual's name, and the signature written opposite the name and title of such officer is such officer's genuine signature:

                  [Name]         [Title]        ________________________________

                  [Name]         [Title]        ________________________________

                  [Name]         [Title]        ________________________________

                  [Name]         [Title]        ________________________________

                  Unless otherwise defined herein, all capitalized items used herein shall have the meanings ascribed to them in the Purchase Agreement.

                  IN WITNESS WHEREOF, Purchaser has caused this Certificate to be executed on its behalf by the undersigned as of __________ ___, 200__.

                                           CLAYTON HOMES, INC.

                                           By:__________________________________
                                              Name:_____________________________
                                              Title:____________________________

                                                                       EXHIBIT G

                                ESCROW AGREEMENT

                  THIS ESCROW AGREEMENT (the "Agreement") is made and entered into as of ______________ ____, 2003, by and among CLAYTON HOMES, INC., a Delaware corporation ("Purchaser"), OAKWOOD HOMES CORPORATION, a North Carolina corporation ("OHC"), the other Persons identified as "Sellers" in the Purchase Agreement, and WILMINGTON TRUST COMPANY, as escrow agent (the "Escrow Agent"). Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in the Purchase Agreement (as defined below).

                                R E C I T A L S:

                  A. On November 15, 2002, OHC and certain of its affiliates (collectively, the "Debtors") filed a voluntary petition for relief under chapter 11 of title 11 of the United States Code in jointly administered Case No. 02-13396 (PJW) in the United States Bankruptcy Court for the District of Delaware (the "U.S. Bankruptcy Court").

                  B. Sellers and Purchaser entered into that certain Asset Purchase Agreement dated as of November 24, 2003 (the "Purchase Agreement") which provides for Purchaser's acquisition of certain assets, properties and liabilities used in or relating to the Business.

                  C. Pursuant to Section 1.05(b) of the Purchase Agreement, Purchaser will deliver the Escrow Amount (together with all earnings thereon and any and all amounts deposited in the Escrow Account from time to time, the "Escrow Funds") to the Escrow Agent in order to provide a fund for any amounts that may be due to Purchaser as a result of the post-closing working capital adjustment pursuant to Section 1.08 of the Purchase Agreement.

                  D. Purchaser and Sellers desire that the Escrow Funds be held in escrow in accordance with the terms and conditions contained in this Agreement.

                  E. The Escrow Agent is willing to accept receipt of the Escrow Funds and to serve as "Escrow Agent" under the terms and conditions contained in this Agreement.

                  1. Establishment of Escrow Account. Purchaser will deliver the Escrow Funds to the Escrow Agent by wire transfer in immediately available United States funds on the Closing Date. Upon receipt of the Escrow Funds, the Escrow Agent shall place the Escrow Funds into an interest bearing account earning the highest interest rate offered by the Escrow Agent for deposits of similar size (the "Escrow Account") at Wilmington Trust Company, Wilmington, Delaware, which will be opened and maintained by the Escrow Agent in accordance with the terms of this Agreement, and the Escrow Agent shall be the only party authorized to make disbursements from the Escrow Account. The Escrow Agent shall have no duty to invest the Escrow Funds. The Escrow Funds will be disbursed only in accordance with the terms of this Agreement. The Escrow Account shall not be commingled with other assets owned or held by the Escrow Agent. The Escrow Account shall be titled in the Escrow Agent's name. The Escrow Agent shall have no interest in the Escrow Funds and waives all rights of setoff, recoupment or other banker's liens against the Escrow Funds, except in connection with the reimbursement of fees, costs and expenses of the Escrow Agent pursuant to and in accordance with Section 4(e) and 4(f) hereof.

                  2. Disbursement of Escrow Funds. The Escrow Account shall be held and disbursed by the Escrow Agent as follows:

                           (a)      Within ten (10) days after the final
determination of the Total Purchase Price pursuant to Sections 1.04(a) and 1.08 of the Purchase Agreement, if the Total Purchase Price exceeds the Estimated Purchase Price, the Purchaser and Seller, by joint written instruction, shall direct the Escrow Agent to pay the Escrow Amount to the Estates on behalf of the Sellers for distribution pursuant to the Plan, and within five (5) Business Days of receipt of such instruction, the Escrow Agent shall so pay the Escrow Amount to the Estates on behalf of the Sellers for distribution pursuant to the Plan.

                           (b)      Within ten (10) days after the final
determination of the Total Purchase Price pursuant to Sections 1.04(a) and 1.08 of the Purchase Agreement, if the Estimated Purchase Price exceeds the Total Purchase Price, the Purchaser and Seller, by joint written instruction, shall direct the Escrow Agent to pay (i) an amount equal to such excess from the Escrow Amount to Purchaser and (ii) the remainder of the Escrow Amount, if any, to the Estates on behalf of Sellers for distribution pursuant to the Plan, and within five (5) Business Days of receipt of such instruction, the Escrow Agent shall so pay (i) an amount equal to such excess from the Escrow Amount to Purchaser and (ii) the remainder of the Escrow Amount, if any, to the Estates on behalf of Sellers for distribution pursuant to the Plan.

                           (c)      Disbursements from the Escrow Account by the
Escrow Agent hereunder shall be made by wire transfer of immediately available United States funds, without set-off or deduction of any kind.

                           (d)      The Escrow Agent shall make disbursements
from the Escrow Account either (a) upon the Escrow Agent's receipt of a joint written instruction of Sellers and the Purchaser, directing the Escrow Agent to pay to the applicable party a specified amount from the Escrow Account or (b) upon direction by a final order or judgment of the U.S. Bankruptcy Court from which no appeal is or can be taken to pay to the applicable party a specified amount from the Escrow Account, whereupon the Escrow Agent shall make such disbursements in accordance with such instructions or such orders or judgments; provided that the Escrow Agent may retain amounts necessary to pay the Escrow Agent the amounts contemplated by Section 4(e).

                  3. Statements; Interest. The Escrow Agent agrees to maintain account statements with respect to the Escrow Account setting forth account balance, interest earned on the Escrow Funds and all other activity with respect to the Escrow Funds. The Escrow Agent from time to time shall promptly provide Sellers and Purchaser with a copy of an account statement for the Escrow Account upon their reasonable request. All interest proceeds earned on the Escrow Funds shall be paid to Sellers and Purchaser on a pro-rata basis based on the proportionate amount of the Escrow Funds to which Sellers and Purchaser are entitled, if any, under the terms of this Agreement.

                  4.       Rights and Limitations upon Duties of Escrow Agent.

                           (a)      The Escrow Agent shall not be responsible
for the identity, authority or rights of any person, firm or corporation executing or delivering or purporting to execute or deliver this Agreement or any document or instrument deposited hereunder or any endorsement thereon or assignment thereof.

                           (b)      The Escrow Agent acts hereunder as a
depository only and shall not be responsible or liable in any manner whatsoever for the genuineness, sufficiency, correctness, or validity of any agreement, document, certificate, instrument, or item deposited with it or any notice, consent, approval, direction, or instruction given to it, and the Escrow Agent shall be fully protected hereunder for all acts taken in accordance with any written instruction, final order or judgment or instrument given to it hereunder, and reasonably believed by the Escrow Agent to be genuine and what it purports to be.

                           (c)      It is understood and agreed that the duties
of the Escrow Agent hereunder are purely ministerial in nature and that the Escrow Agent shall not be liable for any error of judgment, fact, or law, or any act done or omitted to be done, except for its own willful misconduct or gross negligence or that of its partners, employees, and agents. The Escrow Agent's determination as to whether an event or condition has occurred, or been met or satisfied, or as to whether a provision of this Agreement has been complied with, or as to whether sufficient evidence of the event or condition or compliance with the provision has been furnished to it, shall not subject the Escrow Agent to any claim, liability, or obligation whatsoever, even if it shall be found that such determination was improper and incorrect; provided that the Escrow Agent and its partners, employees, and agents shall not have been guilty of willful misconduct or gross negligence in making such determination.

                           (d)      In the event any property held by the Escrow
Agent hereunder shall be attached, garnished or levied upon under any court order, or if the delivery of such property shall be stayed or enjoined by any court order, or if any court order, judgment or decree shall be made or entered affecting such property or affecting any act by the Escrow Agent, the Escrow Agent may, in its sole discretion, obey and comply with all writs, orders, judgments or decrees so entered or issued notwithstanding any provision of this Agreement to the contrary. If the Escrow Agent obeys and complies with any such writs, orders, judgments or decrees, it shall not be liable to any of the parties hereto or to any other person, firm, corporation or other entity, by reason of such compliance, notwithstanding that such writs, orders, judgments or decrees may be subsequently reversed, modified, annulled, set aside or vacated.

                           (e)      The Escrow Agent shall be entitled to
receive its normal fees as compensation for its services hereunder as set forth on Schedule A attached hereto. The Escrow Agent's fees, costs and expenses shall be borne one-half by Sellers and one-half by Purchaser. Notwithstanding the foregoing, Sellers and Purchaser jointly and severally agree to pay the compensation of the Escrow Agent, and shall reimburse the Escrow Agent for any and all reasonable expenses, disbursements and advances made by it in the performance of its duties hereunder, including reasonable fees, expenses and disbursements incurred by it. Upon receipt by Sellers and Purchaser of the Escrow Agent's written notice itemizing such costs and expenses, the Escrow Agent shall be entitled to the payment thereof within ten (10) days after such written notice is given and Sellers and Purchaser hereby authorize the Escrow Agent to pay such amounts to itself from the amounts held in the Escrow Account; provided that the Escrow Agent shall be entitled to payment of its first year's Annual Administration Fee upon the deposit of the Escrow Funds with the Escrow Agent.

                           (f)      Sellers and Purchaser jointly and severally
agree to indemnify the Escrow Agent for, and to hold it harmless against, any loss, liability, or expense (collectively, "Costs") incurred, except to the extent of those Costs attributable to gross negligence or willful misconduct on the part of the Escrow Agent, arising out of or in connection with its entering into this Agreement and carrying out its duties hereunder, including costs and expenses of defending itself against any claim of liability in connection herewith or therewith. The right to indemnification set forth in the preceding sentence shall include the right to be paid by Sellers and Purchaser in respect of Costs as they are incurred (including Costs incurred in connection with defending itself against any claim of liability in connection herewith).

                           (g)      The Escrow Agent shall not be required to
take any action under this Agreement if the Escrow Agent shall reasonably determine, or shall have been advised by counsel, that such action is likely to result in personal liability, or is contrary to the terms hereof, or otherwise contrary to law.

                           (h)      If at any time the Escrow Agent shall
receive conflicting notices, claims, demands, or instructions with respect to the Escrow Account, or if for any other reason it shall in good faith be unable to determine the party or parties entitled to receive any of the Escrow Funds, or any part thereof, the Escrow Agent may refuse to make any distribution or payment and may retain the Escrow Funds in its possession until it shall have received instructions in writing concurred to by all parties in interest, or until directed by a final order or judgment of the U.S. Bankruptcy Court from which no appeal is or can be taken, whereupon the Escrow Agent shall make such disposition in accordance with such instructions or such order. Alternatively, the Escrow Agent may deposit all or any part of the Escrow Funds with the U.S. Bankruptcy Court for disposition in accordance with further order(s) of the U.S. Bankruptcy Court, in which event the Escrow Agent shall be discharged from any further obligations hereunder.

                           (i)      The Escrow Agent may consult with, and
obtain advice from, legal counsel in the event of any dispute or question as to the construction of any of the provisions hereof or its duties hereunder, and it shall incur no liability and shall be fully protected and indemnified under Sections 4(c) and 4(f) above for all acts taken, in the absence of gross negligence or willful misconduct, in accordance with the opinion and instructions of such counsel, and the costs of such counsel shall be subject to reimbursement under Section 4(f) and the notice requirement under Section 4(e).

                           (j)      The Escrow Agent may resign at any time upon
giving the other parties hereto thirty (30) days notice to that effect. In that event the successor escrow agent shall be such person, firm, corporation or other entity as Sellers and Purchaser shall mutually select. It is understood and agreed that the Escrow Agent's resignation shall not be effective until a successor escrow agent agrees to act hereunder; provided, however, that in the event no successor escrow agent is appointed and acting hereunder within thirty
(30) days of such notice,
the Escrow Agent may pay and deliver the Escrow Funds into the U.S. Bankruptcy Court; and provided, further, that the Escrow Agent may appoint a successor escrow agent hereunder at any time so long as such successor shall accept and agree to be bound by the terms of this Agreement (except that any such successor escrow agent shall be entitled to customary fees payable as provided herein) and shall be a bank or trust company insured by the Federal Deposit Insurance Corporation, authorized to do business in the State of Delaware.

                           (k)      No person, firm, corporation or other entity
will be recognized by the Escrow Agent as a successor or assignee of Sellers and Purchaser until there shall be presented to the Escrow Agent evidence satisfactory to it of such succession or assignment.

                  5. Interpleader Action. In the event of any disagreement between Sellers and Purchaser about the interpretation of this Agreement, or about the rights and obligations or the propriety of any action contemplated by the Escrow Agent hereunder or upon the resignation of the Escrow Agent and the failure of the parties hereto to timely engage a successor, the Escrow Agent may, at its sole discretion, file an action or bill in interpleader in the U.S. Bankruptcy Court to determine the rights of the parties hereto and deposit the balance of the Escrow Account with such court. The Escrow Agent shall be indemnified by the parties hereto, jointly and severally, for all costs, including reasonable attorney's fees, in connection with the aforesaid interpleader action.

                  6.       Term.

                           (a)      This Agreement shall continue in full force
and effect until the disbursement of all of the Escrow Funds from the Escrow Account.

                           (b)      If at any time the Escrow Agent shall
receive a joint written notice signed by or on behalf of Sellers and Purchaser that this Agreement has been terminated and instructing the Escrow Agent with respect to the disposition of the Escrow Account, the Escrow Agent shall disburse the balance of the Escrow Account in accordance with the instructions contained in such notice, and upon such disbursement this Agreement shall be deemed terminated, and the Escrow Agent shall be released and discharged from all further obligations hereunder.

                           (c)      Section 4(f) hereof shall survive
termination of this Agreement.

                  7.       Miscellaneous.

                           (a)      If one or more of the provisions contained
herein shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions hereof, and this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

                           (b)      No waiver of any provisions of this
Agreement nor waiver of any breach or default under this Agreement shall be considered valid unless in writing and signed by the party giving such waiver, and no such waiver shall be deemed a waiver of any other provision or any subsequent breach or default of a similar nature.

                           (c)      This Agreement shall be binding upon and
inure to the benefit of and be enforceable by the parties hereto and their respective successors and assigns, including post-confirmation trusts, disbursing agents or other agents or professionals of the Estates, and it is not the intention of the parties to confer third-party beneficiary rights upon any other Person.

                           (d)      All notices and other communications
hereunder shall be in writing and shall be given by hand delivery or by facsimile transmission (and shall be deemed duly given on the date so given) or by mail (registered or certified mail, postage prepaid return receipt requested) (and shall be deemed duly given three business days thereafter if so given) to the respective parties at the following addresses:

                           If to Purchaser:

                                    Clayton Homes, Inc.
                                    500 Alcoa Trail
                                    P.O. Box 9790
                                    Maryville, TN 37804
                                    Attn: Kevin Clayton
                                    Fax No. (856) 380-3750

                           With a copy to:

                                    Munger, Tolles & Olson LLP
                                    355 S. Grand Avenue
                                    Los Angeles, CA 90071
                                    Attn: Thomas Walper, Esq.
                                    Fax No. (213) 687-3702

                           If to Sellers:

                                    Oakwood Homes Corporation
                                    7800 McCloud Road
                                    Greensboro, NC 27409
                                    Attn: Myles Standish
                                    Facsimile: (336) 664-3224

                           With a copy to:

                                    Morris, Nichols, Arsht & Tunnell
                                    1201 North Market Street
                                    P.O. Box 1347
                                    Wilmington, DE 19899-1347
                                    Attn: Robert J. Dehney, Esq.
                                    Facsimile: (302) 658-3989
                                    and

                                    Rayburn Cooper & Durham, P.A.
                                    227 West Trade Street, Suite 1200
                                    Charlotte, NC 28202-1675
                                    Attn: C. Richard Rayburn, Esq.
                                    Facsimile: (302) 658-3989

                                    and to the Committee, in care of:

                                    King & Spalding LLP
                                    1185 Avenue of the Americas
                                    New York, NY 10036
                                    Attn: Robert Stark, Esq.
                                    Facsimile: (212) 556-2222

                           To the Escrow Agent:

                                    Wilmington Trust Company
                                    1100 N. Market Street
                                    Rodney Square North
                                    Wilmington, DE 19890
                                    Attn: ___________________________
                                    Facsimile: ______________________

Each of the foregoing shall be entitled to specify a different address by giving notice as aforesaid to the other parties.

                           (e)      This Agreement may be executed by facsimile
transmission and in one or more counterparts, each of which shall be deemed an original and all of which taken together shall be deemed one and the same Agreement. Delivery of an executed signature page by facsimile shall be binding upon any party so executing.

                           (f)      This Agreement may not be amended or
modified except by a written agreement signed by each of the parties hereto.

                           (g)      This Agreement shall be construed, enforced
and administered in accordance with the laws of the Delaware, without regard to any rules pertaining to conflicts of laws. EACH PARTY HERETO HEREBY IRREVOCABLY CONSENTS, FOR ITSELF AND ITS LEGAL REPRESENTATIVES, PARTNERS, SUCCESSORS AND ASSIGNS, TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF DELAWARE, THE UNITED STATES DISTRICT COURT FOR THE DISTRICT OF DELAWARE OR THE U.S. BANKRUPTCY COURT FOR ALL PURPOSES IN CONNECTION WITH ANY ACTION OR PROCEEDING WHICH ARISES FROM OR RELATES TO THIS AGREEMENT, AND HEREBY WAIVES ANY RIGHTS IT MAY HAVE TO PERSONAL SERVICE OF SUMMONS, COMPLAINT, OR OTHER PROCESS IN CONNECTION THEREWITH, AND AGREES THAT SERVICE MAY BE MADE BY REGISTERED OR CERTIFIED MAIL

ADDRESSED TO SUCH PARTY AND SENT IN ACCORDANCE WITH THE PROVISIONS OF SECTION 8(d) HEREOF.

                           (h)      This Agreement constitutes the entire
understanding between the parties with respect to the subject matter hereof, superseding all negotiations, prior discussions and preliminary agreements.

                            [Signature Page Follows]

                  IN WITNESS WHEREOF, the parties have executed this Agreement as of the date and year first above written.

                                           CLAYTON HOMES, INC.

                                           By:__________________________________
                                              Name:
                                              Title:

                                           OAKWOOD HOMES CORPORATION

                                           By:__________________________________
                                              Robert A. Smith
                                              Executive Vice President

                                           OAKWOOD ACCEPTANCE CORPORATION, LLC

                                           By:__________________________________
                                              Robert A. Smith
                                              Vice President

                                           HBOS MANUFACTURING, LP

                                                By: Oakwood Mobile Homes, Inc.,
                                                    Its General Partner

                                           By:__________________________________
                                              Robert A. Smith
                                              Vice President

                                           OAKWOOD MOBILE HOMES, INC.

                                           By:__________________________________
                                              Robert A. Smith
                                              Vice President

                                           FSI FINANCIAL SERVICES, INC.

                                           By:__________________________________
                                              Robert A. Smith
                                              Vice President

                                           HOME SERVICE CONTRACT, INC.

                                           By:__________________________________
                                              Robert A. Smith
                                              Vice President

                                           TRI-STATE INSURANCE AGENCY, INC.

                                           By:__________________________________
                                              Robert A. Smith
                                              Vice President

                                           NEW DIMENSION HOMES, INC.

                                           By:__________________________________
                                              Robert A. Smith
                                              Vice President

                                           PREFERRED HOUSING SERVICES, LP

                                                By: Oakwood Mobile Homes, Inc.,
                                                    Its General Partner

                                           By:__________________________________
                                              Robert A. Smith
                                              Vice President

                                           OAKWOOD SHARED SERVICES, LLC

                                           By:__________________________________
                                              Robert A. Smith
                                              Vice President

                                           GOLDEN WEST LEASING, LLC

                                           By:__________________________________
                                              Douglas R. Muir
                                              Assistant Secretary

                                           SUBURBAN HOME SALES, INC.

                                           By:__________________________________
                                              Robert A. Smith
                                              Vice President

                                           OAKWOOD FINANCIAL CORPORATION

                                           By:__________________________________
                                              Douglas R. Muir
                                              Assistant Secretary

                                           OAKWOOD INVESTMENT CORPORATION

                                           By:__________________________________
                                              Douglas R. Muir
                                              Assistant Secretary

                                           OAKWOOD TRANCHE A SERVICING ADVANCE
                                           RECEIVABLES COMPANY, LLC

                                           By:__________________________________
                                              Douglas R. Muir
                                              Assistant Secretary

                                           OAKWOOD ADVANCE RECEIVABLES COMPANY
                                           II, LLC

                                           By:__________________________________
                                              Douglas R. Muir
                                              Assistant Secretary

                                           OMI NOTE TRUST 2003-A

                                                By: Wilmington Trust Company,
                                                not in its individual capacity
                                                but solely as Owner Trustee

                                           By:__________________________________
                                              Name:
                                              Title:

It is expressly understood and agreed by the parties that (a) this Agreement is executed and delivered on behalf of OMI Note Trust 2003-A by Wilmington Trust Company, not individually or personally, but solely as Owner Trustee of OMI Note Trust 2003-A in the exercise of the powers and authority conferred and vested in it, pursuant to the Trust Agreement dated as of January 23, 2003 between Oak Leaf Holdings, LLC and Wilmington Trust Company, (b) each of the representations, undertakings and agreements herein made on the part of OMI Note Trust 2003-A is made and intended not as personal representations undertakings and agreements by Wilmington Trust Company but is made and intended for the purpose of binding only OMI Note Trust 2003-A, (c) nothing herein contained shall be construed as creating any liability of Wilmington Trust Company, individually or personally, to perform any covenant of OMI Note Trust 2003-A either expressed or implied contained herein, all such liability, if any being expressly waived by the parties hereto and by any person claiming by through or under the parties hereto, and (d) under no circumstances shall Wilmington Trust Company be personally liable for the payment of indebtedness or expenses of OMI Note Trust 2003-A or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by OMI Note Trust 2003-A under this Agreement or any other related documents.

                                           WILMINGTON TRUST COMPANY,
                                           as Escrow Agent

                                           By:__________________________________
                                              Name:
                                              Title:

                                   SCHEDULE A

                                ESCROW AGENT FEES

                                                                       EXHIBIT H


                OAKWOOD HOMES CORPORATION SALE BIDDING PROCEDURES
                -------------------------------------------------

                  Set forth below are the bidding procedures (the "Bidding Procedures") to be employed with respect to the sale of substantially all of Seller's (as hereinafter defined) assets (the "Sale") pursuant to the Asset Purchase Agreement by and between Oakwood Homes Corporation and its affiliated sellers under the APA (collectively, the "Seller") and Clayton Homes, Inc. (the "Purchaser"), dated November 24, 2003 (including all exhibits and agreements attached thereto, the "Agreement"1), or such other sale of such assets to a Qualified Bidder (as hereinafter defined) as may result from the Auction (as hereinafter defined) contemplated hereby (an "Alternative Transaction") pursuant to the Seller's to-be-filed joint consolidated plan of reorganization (as may be amended, the "Plan").

                  Notwithstanding the selection of the Successful Bidder (as hereinafter defined), and the execution of the Agreement (or the Marked Agreement (as hereinafter defined)), as the case may be, the consummation of the Sale or an Alternative Transaction provided for therein shall be contingent upon, and made pursuant to, confirmation and the effectiveness of the Plan. If no other Qualified Bid (as defined below) is received pursuant to the terms and conditions set forth in these Bidding Procedures, then the Seller may close the Sale with the Purchaser; provided, however, that if another Qualified Bid is received by the Seller, then the Seller may close an Alternative Transaction with such Qualified Bidder (as hereinafter defined) determined to have made the highest or otherwise best offer in the Auction (as hereinafter defined) consistent with these Bidding Procedures (the "Successful Bidder").

                           PARTICIPATION REQUIREMENTS
                           --------------------------

                  To Participate in the Bidding Process, each interested person (a "Potential Bidder") must deliver the following to the Seller's Investment Banker (as hereinafter defined), with a copy to the Committee's Financial Advisors (as hereinafter defined), no later than 12:00 noon (Wilmington, Delaware time) on the fifth business day after entry of the order approving these Bidding Procedures or such other time as may be agreed by the Committee or the Debtors:

                  (i) An executed confidentiality agreement in form and substance reasonably satisfactory to the Seller, which is no less favorable to Seller than the confidentiality agreement (together with all amendments thereto) executed by the Purchaser; and

-------------------
1 Unless otherwise defined herein, all capitalized terms shall have the meanings set forth in the Agreement.

                  (ii) The most current audited and latest unaudited financial statements (collectively, the "Financials") of the Potential Bidder, or, if the Potential Bidder does not have audited financial statements or is an entity formed for the purpose of the Transaction, (x) Financials of the equity holder(s) of the Potential Bidder or such other form of financial disclosure reasonably acceptable to the Seller or its legal and financial advisors, or the Committee and its legal and financial advisors and (y) the written commitment of the equity holder(s) of the Potential Bidder to be responsible for the Potential Bidder's obligations in connection with the Transaction.

                  A "Qualified Bidder" is a Potential Bidder that delivers the documents described in subparagraphs (i) and (ii) above, whose Financials demonstrate, in the opinion of the Seller and its legal and financial advisors, or the Committee and its legal and financial advisors, (x) the financial capability to consummate an Alternative Transaction, and (y) the ability to consummate an Alternative Transaction if selected as a Successful Bidder. Notwithstanding anything to the contrary herein, the Purchaser is a Qualified Bidder.

                  Within two (2) business days after Seller's Investment Banker receives from a Potential Bidder all of the materials required by subparagraphs
(i) and (ii) above, the Seller or the Committee shall determine, and Seller's Investment Banker shall notify the Potential Bidder in writing, whether the Potential Bidder is a Qualified Bidder. If the Potential Bidder is a Qualified Bidder, at the same time that the Seller notifies the Potential Bidder that it is a Qualified Bidder, the Seller shall deliver to the Qualified Bidder a copy of the confidential investment memorandum prepared by Seller's Investment Banker and the Agreement.

                  After the determination by the Seller or the Committee whether any person is a Qualified Bidder, the Seller shall (i) coordinate the efforts of Qualified Bidders in conducting their respective due diligence investigations regarding the Seller in accordance with these Bidding Procedures, (ii) receive bids from Qualified Bidders, and (iii) negotiate any bid made to purchase the Seller (collectively, the "Bidding Process"). Any person who wishes to participate in the Bidding Process must be a Qualified Bidder as set forth below. Neither the Seller nor any of its affiliates (nor any of their respective representatives) shall furnish any nonpublic information of any kind whatsoever relating to the Seller to any person who is not a Qualified Bidder.

                         OBTAINING DUE DILIGENCE ACCESS
                         ------------------------------

                  To obtain due diligence access or additional information from the Seller, a Qualified Bidder (other than Purchaser) must first provide the Seller's Investment Banker (with a copy simultaneously delivered to the Committee's Financial Advisors) with a written non-binding expression of interest ("Expression of Interest") regarding (i) the Transaction, (ii) the purchase price range, (iii) the structure and financing of the transaction (including, if applicable, the amount of equity to be committed and sources of financing), (iv) any conditions to closing, and (v) the nature and extent of additional due diligence it may wish to conduct. If, based on the

Expression of Interest and such additional factors as the Seller determines (after consultation with the Committee) are relevant, the Seller, in its business judgment, determines that the Qualified Bidder is reasonably likely to make a bona fide higher or otherwise better offer for the Seller's assets than offered by the Purchaser, the Seller shall, after consultation with the Committee, afford such Qualified Bidder reasonable due diligence.

                  Neither the Seller nor any of its affiliates (or any of their respective representatives) shall furnish any nonpublic information relating to the Seller to any person except to the Purchaser or a Qualified Bidder who makes an acceptable Expression of Interest. Seller shall give the Purchaser access to all due diligence information provided to any other Qualified Bidder at the same time as, or immediately after, it is given.

                  The Seller shall coordinate all reasonable requests for additional information and due diligence access from Qualified Bidders. No conditions relating to the completion of due diligence shall be permitted to exist after the Bid Deadline (as hereinafter defined).

                           DUE DILIGENCE FROM BIDDERS
                           --------------------------

                  Seller's Investment Banker and the Committee's Financial Advisors shall be entitled to due diligence from the Qualified Bidder (other than Purchaser), upon execution of a reasonable confidentiality agreement. The Qualified Bidder shall comply with all reasonable requests for additional information and due diligence access by the Seller's Investment Banker and the Committee's Financial Advisors. Failure by the Qualified Bidder (other than Purchaser) to fully and promptly comply with requests for additional information and due diligence will be a basis for Seller, after consultation with the Committee, to determine that the limited bid as well as any subsequent bid made by the Qualified Bidder is not a Qualified Bid.

                                BID REQUIREMENTS
                                ----------------

                  A bid must be a written irrevocable offer from a Qualified Bidder (i) stating that the Qualified Bidder offers to consummate the Transaction as contemplated by the Agreement, upon the terms and conditions (other than the Break-Up Fee) set forth in a copy of the Agreement, marked to show those amendments and modifications to the Agreement, including price and terms, that the Qualified Bidder proposes (and which are in form and substance acceptable to the Seller after consultation with the Committee, the "Marked Agreement"); (ii) enclosing a copy of the proposed Marked Agreement; and (iii) accompanied with (a) a certified or bank check, or wire transfer, in the amount of fourteen million dollars ($14,000,000) payable to the order of the Seller as a good-faith deposit (the "Good Faith Deposit"), and (b) written evidence of a commitment for financing or other evidence of ability to consummate the transaction, subject to no conditions other than those set forth in the Marked Agreement, in either event satisfactory to the Seller in consultation with its financial and legal advisors and the Committee.

                  In addition to the foregoing requirements, the Seller, after consultation with the Committee, will consider a bid only if the bid:

                  a. provides for an aggregate purchase price of at least three million dollars ($3,000,000) over the sum of
                           (x) the aggregate purchase price offered by the Purchaser in the Agreement (which shall be evaluated based, among other things, on all relevant information, including the cash purchase price, and working capital adjustment and assumption of all liabilities set forth in the Marked Agreement, without regard to the Break-Up Fee), and (y) the Break-Up Fee;

                  b. provides that all cash and securities (other than equity securities) which are components of the purchase price are denominated in U.S. Dollars only;

                  c. is not conditioned on the outcome of unperformed due diligence by the bidder with respect to the Seller;

                  d. does not request or entitle the bidder to a break-up fee, an expense reimbursement or any similar type of payment; and

                  e. fully discloses the identity of each entity that will be bidding for the Seller or otherwise participating in connection with such bid, and the complete terms of any such participation.

                  A bid received from a Qualified Bidder that meets the requirements set forth in the preceding two paragraphs will be considered a "Qualified Bid." For purposes hereof, the Agreement executed by the Purchaser shall constitute a Qualified Bid, but under no circumstances will Purchaser be required to make a Good Faith Deposit. Nothing in these Bidding Procedures will be deemed to amend Purchaser's rights under the Agreement.

                                  BID DEADLINE
                                  ------------

                  The deadline for submitting bids by a Qualified Bidder, regardless of when such Qualified Bidder became a Qualified Bidder, shall be 12:00 noon (Wilmington, Delaware time) on (i) January 7, 2004, if the hearing on these Bidding Procedures (the "Bid Procedures Hearing") is on or before December 11, 2003; or (ii) January 12, 2004, if the Bid Procedures Hearing is after December 11, 2003 (the "Bid Deadline").

                  A Qualified Bidder that desires to make a bid shall deliver written copies of its bid to (A) Miller Buckfire Lewis Ying & Co., LLC, 250 Park Avenue, 19th Floor, New York, New York, 10177, Attention: Samuel Greene, fax number (212) 895-1850 (the "Seller's Investment Banker"); (B) Morris Nichols Arsht & Tunnell, 1201 North Market Street, Wilmington, Delaware 19899,
Attention: Robert J. Dehney, fax number 302-658-3898; (C) Rayburn, Cooper & Durham, The Carillon, Suite 1200, 227 West Trade St., Charlotte, North Carolina, 27202, Attention: C. Richard Rayburn, Jr., fax number (704) 377-1897; (D) King & Spalding, 1185 Avenue of the Americas, New York, New York 10036, Attention Robert J. Stark, fax number (212) 556-2222; (E) Alvarez & Marsal, 880 Apollo Street, Suite 304, El Segundo, California 90245, Attention: Steven Varner, fax number (310) 606-0407 (the "Committee's Financial Advisors"); and (F) Munger, Tolles & Olson LLP, 355 South Grand Avenue, 35th Floor, Los Angeles, California 90071-1560, Attention: Thomas B. Walper, fax number 213-683-5193, no later than the Bid Deadline.

                                "AS IS, WHERE IS"
                                -----------------

                  The Sale shall be on an "as is, where is" basis and without representations or warranties of any kind, nature or description by the Seller, its agents or its estates, except to the extent expressly set forth in the Agreement or the Marked Agreement, as the case may be.

                                     AUCTION
                                     -------

                  If Qualified Bids are received by the Bid Deadline, the Seller will conduct an auction (the "Auction") with respect to the Transaction. THE AUCTION SHALL TAKE PLACE AT 10:00 A.M. (WILMINGTON, DELAWARE TIME) ON (i) JANUARY 9, 2004, IF THE BID PROCEDURES HEARING IS ON OR BEFORE DECEMBER 11, 2003; OR (ii) JANUARY 14, 2004, IF THE BID PROCEDURES HEARING IS AFTER DECEMBER 11, 2003, AT THE OFFICES OF MORRIS NICHOLS ARSHT & TUNNELL, 1201 NORTH MARKET STREET, WILMINGTON, DELAWARE or such later time or other place as the Seller shall notify all Qualified Bidders who have submitted Qualified Bids. Only a Qualified Bidder who has submitted a Qualified Bid will be eligible to participate at the Auction. Only the authorized representatives of each of the Qualified Bidders, the Committee, the Purchaser and the Seller shall be permitted to attend the Auction. At the Auction, Qualified Bidders will be permitted to increase their bids. The bidding at the Auction shall start at the purchase price stated in the highest or otherwise best Qualified Bid, as determined by the Seller, after consultation with legal and financial advisors and the Committee, and as disclosed to all Qualified Bidders prior to the commencement of the Auction, and continue in increments of at least one million dollars ($1,000,000).

                  Immediately prior to the conclusion of the Auction, the Seller, in consultation with its financial and legal advisors and the Committee, shall (i) review each Qualified Bid on the basis of its financial and contractual terms and the factors relevant to the sale process and the best interests of the Seller's estates, including, without limitation, those factors affecting the speed and certainty of consummating the Sale, the adequacy of the consideration offered (including liquidity of any equity component), finance and other contingencies, and antitrust and competition law considerations, and (ii) identify the highest or otherwise best offer (based upon all relevant information) for the Transaction (the "Successful Bid").

                          ACCEPTANCE OF SUCCESSFUL BID
                          ----------------------------

                  The Seller presently intends to enter into a Transaction with the Successful Bidder, whether such entity is the Purchaser or another Qualified Bidder. Pursuant to the order of the Bankruptcy Court approving the Bidding Procedures (the "Bidding Procedures Order"), the Agreement or Marked Agreement shall constitute a binding contract of Seller only to the extent that performance is called for before the closing under such agreement. The Seller intends to present the results of the Auction and the Agreement or the Marked Agreement, as the case may be, to the Bankruptcy Court at a hearing (the "Approval Hearing"), at which the Seller will request that the Bankruptcy Court
(i) confirm the results of the Auction, including that the Auction complied with the Bidding Procedures and the Bidding Procedures Order, and (ii) approve the selection of the Successful Bid and the Successful Bidder, as the highest or otherwise best offer for the Seller. The Approval Hearing shall be held no earlier than five business days after the Auction, but in no event later than January 25, 2004 (Wilmington, Delaware time).

                  However, neither (a) the Seller's inclusion of the Successful Bid in the Plan or Disclosure Statement or presentation of the Successful Bid and the Agreement or Marked Agreement, as applicable, at an Approval Hearing, nor (b) the entry of an order approving the Disclosure Statement (or any other order approving the Agreement or the Marked Agreement before confirmation of the
Plan) by the applicable Court, shall obligate the Seller to consummate the Transaction. The Seller will be obligated to consummate the Transaction and the Bankruptcy Court will have approved the Transaction only when the Plan, as amended to give effect to the Successful Bid, has been confirmed and the effective date thereof occurs.

                    INCORPORATION OF SUCCESSFUL BID INTO PLAN
                    -----------------------------------------

                  The terms of the Successful Bid shall be incorporated into the Plan, which, together with the Disclosure Statement shall be amended to the extent required to give effect thereto. The closing of the Sale shall be contingent upon confirmation of the Plan and the occurrence of the effective date of the Plan

             RETURN OF GOOD FAITH DEPOSIT; QUALIFIED BIDS STAY OPEN
             ------------------------------------------------------

                  Pending the entry of the Approval Order, all Good Faith Deposits shall be maintained by the Seller in one or more interest-bearing escrow accounts. All Qualified Bids (except any bids made by Purchaser) must remain open, until the eleventh day after entry of the Approval Order or the next business day thereafter. Pending such date, all Good Faith Deposits shall be maintained by the Seller in one or more interest-bearing escrow accounts and shall be returned to unsuccessful bidders on the eleventh day (or the next business day thereafter) after entry of the Approval Order with any accrued interest.

                                OTHER PROVISIONS
                                ----------------

                  The Seller may, after consultation with the Committee, (i) determine, in its business judgment, which Qualified Bid, if any, is the Successful Bid; and (ii) reject at any time before entry of the Approval Order, any bid that, the Seller determines, is (a) inadequate or insufficient, (b) not in conformity with the requirements of the Bankruptcy Code, the Bidding Procedures, or the terms and conditions of Sale, or (c) contrary to the best interest of the Seller and its estates. In the event that the Committee or any other party in interest disagrees with the manner in which the Seller conducted the Bidding Process or the selection of the Successful Bid, it may assert its objection at the Approval Hearing. The Seller, after consultation with the Committee, shall have the right to adopt such other rules for the Bidding Process which, in its sole judgment, will better promote the goals of the Bidding Process and which are not inconsistent with any of the provisions of these Bidding Procedures. At the Auction, after consultation with the Committee, the Seller may announce any such additional procedural rules for conducting the Auction.

                                                                       EXHIBIT J

                CALCULATION OF WORKING CAPITAL ADJUSTMENT AMOUNT

                                                                                           CASH
                                                                                         PURCHASE
                                                                                          PRICE
                                                                  SEPT 30                INCREASE
(IN THOUSANDS)                                                      2003                (DECREASE)
                                                                  -------    -------    ----------
 RETAINED INTEREST IN REMICS - REGULAR                              4,228
 RETAINED INTEREST IN REMICS - RESIDUAL                            12,508
 SERVICING ASSET                                                   23,859
 OTHER RECEIVABLES                                  SCHEDULE 1     96,152          -
 INVENTORIES                                        SCHEDULE 2    113,343          -
 OTHER ASSETS                                       SCHEDULE 3      3,611          -
                                                                  -------    -------

                                                    TOTAL         253,701          -
                                                                  =======    =======

                               ADD:    PROPERTIES AND FACILITIES PURCHASES
                                       AFTER SEPTEMBER 30, 2003

                               DEDUCT: PROPERTIES AND FACILITIES SALES PROCEEDS
                                       AFTER SEPTEMBER 30, 2003

                                                                                        ----------
                                       WORKING CAPITAL ADJUSTMENT AMOUNT
                                                                                        ==========

                                       ASSET ADJUSTMENT AMOUNT                              (1,806)
                                                                                        ==========

                                                                       EXHIBIT J

                CALCULATION OF WORKING CAPITAL ADJUSTMENT AMOUNT

                                                            SEPT 30
SCHEDULE 1 (000'S OMITTED)                                   2003
                                                            -------      -------
OTHER RECEIVABLES
 ACCRUED INTEREST                                               442
 TRADE ACCOUNTS RECEIVABLE - WHOLESALE, NET                  28,156
 REBATES RECEIVABLE/VOLUME DISCOUNTS                          1,890
 ESCROW ADVANCES RECEIVABLE                                  16,064
 EXTENSIONS RECEIVABLE                                       33,793
 COSTS ADVANCED TO REMICS ON UNLIQUIDATED REPOS               8,791
 COSTS ADVANCED TO REMICS ON LIQUIDATED REPOS                   364
 SERVICE FEE RECEIVABLE                                       4,154
 OTHER                                                        2,498            -
                                                            -------      -------
                                                             96,152            -
                                                            =======      =======

SCHEDULE 2 (000'S OMITTED)

INVENTORIES
 MANUFACTURED HOMES - NEW, USED AND REPOSSESSED              79,257
 RAW MATERIALS AND SUPPLIES                                  19,325
 WORK-IN-PROCESS                                              4,419
 LAND/HOMES UNDER DEVELOPMENT                                10,342
                                                            -------      -------
                                                            113,343            -
                                                            =======      =======

SCHEDULE 3 (000'S OMITTED)

OTHER ASSETS
 NOTES RECEIVABLE, NET                                          453
 PREPAID EXPENSES                                             2,744            -
 OTHER                                                          414            -
                                                            -------      -------
                                                              3,611            -
                                                            =======      =======

                                                          Actual
                                                         9/30/03
Other receivables:
    Insurance commissions receivable                     $   759
    Employee receivables - expense advances                  528
    Receivable from joint ventures - Suburban                383
    Notes receivable - independent dealers                   362
    Vendor claims receivable                                 137
    Accounts receivable - parts sales                        130
    Other receivables < $100,000                             199
                                                         -------        -------
                                                         $ 2,498        $     -
                                                         =======        =======

                                                          Actual
                                                         9/30/03
Sales center lot sets (amortized over 12 months)             677
Model home lot sets (Suburban)                               290
Prepaid service contracts (software maintenance)             563
Prepaid rent (sales centers)                                 481
Prepaid retail forms (charged off as used)                   160
Other prepaid expenses (< $100,000 each)                     573
                                                         -------        -------
                                                           2,744              -
                                                         =======        =======

                                                         Actual
                                                        9/30/03
Other assets:
   Endorsement fees                                     $   303
   Other receivables < $100,000                             111
                                                        -------        ------
                                                        $   414        $    -
                                                        =======        ======

                                                                       EXHIBIT K

                         ADDITIONAL LOAN AMOUNT CRITERIA

Pool requirements for 93% purchase price.

Portfolio limits:

LTV <=85%

New product >=100%

Single Section <=10%

FICO, including 0s >675

Custom score >=230

Prepaid Finance charges <=3%

APR >=10%

Over 30 day accounts (which for purposes of this Exhibit K means accounts which, as of the Closing Date, have an earliest date on which is due an unpaid regular installment of principal and interest greater than 30 days earlier than the Closing Date) shall not exceed 4.0% of the aggregate principal balance of all loans which otherwise meet the criteria of this Exhibit K; and no account shall have an earliest date on which is due an unpaid regular installment of principal and interest greater than 60 days earlier than the Closing Date.

No extended accounts (which for purposes of this Exhibit K means that not more than 2.5% of the chattel and mortgage loans subject to this Exhibit K, measured by the number of such loans, otherwise meeting the criteria of this Exhibit K shall have had either (a) the first scheduled payment extended or advanced by a person or entity other than the obligor under such loan or (b) the first two scheduled payments extended or advanced by a person or entity other than the obligor under such loan; provided, that notwithstanding the foregoing, none of such loans' most recent payment(s) shall have been extended by Sellers or any Affiliate of Seller, or any servicer on behalf of Sellers, in order to satisfy the delinquency or other representations set forth in this Exhibit K.)

10% Downpayment loans <=40%

Loan level:

Min APR = 6%

Max LTV = 100%

Prepaid Finance Charges <=8%

                                                                      EXHIBIT L

                                  P&I ADVANCES

                                              September 30,
      REMIC TRUST                                 2003
Loan-Level Advances:
    OAC 1992-1                                    25,338.53
    MLMI 1994-G                                  264,530.18
    OAC 1994-1                                   206,857.45
    OMI 1994-A                                   236,508.37
    OAC 1995-1                                   138,917.11
    OMI 1995-A                                   379,537.52
    OMI 1995-B                                   437,368.57
    OAC 1996-1                                   280,598.55
    OMI 1996-A                                   386,698.53
    OMI 1996-B                                   644,463.93
    OMI 1996-C                                   728,765.27
    OMI 1997-A                                   487,094.65
    OMI 1997-B                                   579,623.15
    OMI 1997-C                                   683,867.22
    OMI 1997-D                                   788,583.08
    DFCS 1997-I                                  531,925.17
    OMI 1998-A                                   761,010.69
    OMI 1998-B                                 1,280,258.29
    DFCS 1998-I                                  754,644.57

                                              -------------
      Total loan-level                         9,596,590.83
                                              -------------

Pool-Level Advances:
    OMI 1998-C                                   563,120.73
    OMI 1998-D                                            -
    OMI 1999-A                                            -
    OMI 1999-B                                   162,071.30
    OMI 1999-C                                   421,465.88
    OMI 1999-D                                   169,970.18
    OMI 1999-E                                            -
    OMI 2000-A                                    89,195.56
    OMI 2000-B                                   158,246.82
    OMI 2000-C                                    20,061.14
    OMI 2000-D                                   631,872.06
    OMI 2001-B                                   909,425.20
    OMI 2001-C                                 1,183,692.84
    OMI 2001-D                                   250,859.87
    OMI 2001-E                                            -
    OMI 2002-A                                   110,734.10
    OMI 2002-B                                            -
    OMI 2002-C                                            -

                                              -------------
      Total pool-level                         4,670,715.68

                                              -------------
      Total Loan-Level and Pool-Level         14,267,306.51
                                              =============

                          SELLERS' DISCLOSURE SCHEDULE

         Reference is made to the Asset Purchase Agreement (the "Agreement"), dated as of November 24, 2003, by and among Oakwood Homes Corporation and the other Persons named therein as Sellers and Clayton Homes, Inc. Capitalized terms used herein but not otherwise defined herein shall have the respective meanings ascribed thereto in the Agreement. Unless specifically indicated otherwise, the names of the parties to the various agreements referenced to in these Schedules are used as they were used in such agreements. The headings in these Schedules are for reference only and shall not affect the interpretation of the Agreement or these Schedules.

         These Schedules are to be read in their entirety and are subject in their entirety to the entry of the Confirmation Order, the effect of the commencement and continuation of the Reorganization Cases and the terms and conditions of the Confirmation Order, the Plan and the Disclosure Statement. Nothing in these Schedules is intended to broaden the scope of any representation or warranty contained in the Agreement. The disclosure of any item in the Article II sections of these Schedules is disclosure of that item for all purposes for which disclosure is required under Article II of the Agreement and is disclosure in all appropriate Article II Schedules provided that the description of an item in a particular Schedule on its face contains information adequate to inform a reader of the applicability of such item to other. Inclusion of any item in these Schedules (1) does not represent a determination by Sellers that such item is material and shall not be deemed to establish a standard of materiality, and (2) does not represent a determination by Sellers that such item did not arise in the Ordinary Course of Business or is required to be disclosed in response to such item.

                          SELLERS' DISCLOSURE SCHEDULES

IDENTIFICATION OF SELLERS

Oakwood Homes Corporation, a corporation organized under the laws of North Carolina;

Oakwood Acceptance Corporation, LLC, a limited liability company organized under the laws of Delaware;

HBOS Manufacturing, LP, a limited partnership organized under the laws of Delaware;

Oakwood Mobile Homes, Inc., a corporation organized under the laws of North Carolina;

FSI Financial Services, Inc., a corporation organized under the laws of Michigan;

Home Service Contract, Inc., a corporation organized under the laws of Michigan;

Tri-State Insurance Agency, Inc., a corporation organized under the laws of Michigan;

New Dimension Homes, Inc., a corporation organized under the laws of Delaware;

Preferred Housing Services, LP, a limited partnership organized under the laws of Delaware;

Oakwood Shared Services, LLC, a limited liability company organized under the laws of Delaware;

Golden West Leasing, LLC, a limited liability company organized under the laws of Nevada;

Suburban Home Sales, Inc., a corporation organized under the laws of Michigan.

Oakwood Financial Corporation, a corporation organized under the laws of Nevada;

Oakwood Investment Corporation, a corporation organized under the laws of Nevada;

Oakwood Tranche A Servicing Advance Receivables Company, LLC a limited liability company organized under the laws of Nevada;

Oakwood Advance Receivables Company II, LLC, a limited liability company organized under the laws of Nevada;

OMI Note Trust 2003-A, Delaware statutory trust

                          SELLERS' DISCLOSURE SCHEDULES

                              SECTION 1.01(a)(iii)

                       POST PETITION REAL PROPERTY LEASES

Lease for Henderson NC retail Store
Lessor: Macy Foster
Term December 1, 2003 to November 30, 2004
Date of Agreement: October 23, 2003
Annual rent amount: $42,000

                                 EXCLUDED LEASES

                                      None

                          SELLERS' DISCLOSURE SCHEDULES

                               SECTION 1.01(a)(vi)

                     POST-PETITION PERSONAL PROPERTY LEASES

                        EXCLUDED PERSONAL PROPERTY LEASES

                                      None

                          SELLERS' DISCLOSURE SCHEDULES

                              SECTION 1.01(a)(vii)

                        POST-PETITION BUSINESS CONTRACTS

     BUSINESS CONTRACTS ENTERED POST-PETITION BUT BEFORE AGREEMENT EXECUTED

                         ANNUAL
       VENDOR          COMMITMENT  TERM OF CONTRACT   TERM DATE        RENEWAL DATE          DESCRIPTION
Microsoft: Enterprise
Agreement              $  398,000       3 Years       3/27/2006          1/27/2006      Software Licensing
Sprint                 $1,400,000       2 Years       11/1/2005          11/1/2005      Voice and Data Services
                                                                                        Local Voice Services
BellSouth              $  300,000       2 Years       12/1/2005     Auto w/ 90 day out  (Southeast Region)
                                                                                        Unix Software Support
Prolifics              $  180,000       3 Years       6/23/2006         5/23/2006       (Jams)
Cox                    $    7,200       1 Year        October-05    Auto w/ 30 day out  Data Services - Retail
Charter                $   15,000       1 Year        October-05    Auto w/ 30 day out  Data Services - Retail
AllTel                 $    5,100       1 Year        October-05    Auto w/ 30 day out  Data Services - Retail
TWT                    $   14,100       1 Year       September-05   Auto w/ 30 day out  Data Services - Retail
Trans Edge             $    1,320       1 Year        October-05    Auto w/ 30 day out  Data Services - Retail
Texas Unwired          $    1,680       1 Year        October-05    Auto w/ 30 day out  Data Services - Retail
Sprint/Charter         $    1,560       1 Year        October-05    Auto w/ 30 day out  Data Services - Retail
Sprint/ComCast         $    2,340       1 Year       November-05    Auto w/ 30 day out  Data Services - Retail
Adelphia                                1 Year                      Auto w/ 30 day out  Data Services - Retail
Ameritech                               1 Year                      Auto w/ 30 day out  Data Services - Retail
BellSouth                               1 Year                      Auto w/ 30 day out  Data Services - Retail
Chillicothe Telephone                   1 Year                      Auto w/ 30 day out  Data Services - Retail
Lexcom Telephone                        1 Year                      Auto w/ 30 day out  Data Services - Retail
Pacific Bell                            1 Year                      Auto w/ 30 day out  Data Services - Retail
Qwest                                   1 Year                      Auto w/ 30 day out  Data Services - Retail
Southwestern Bell                       1 Year                      Auto w/ 30 day out  Data Services - Retail
Sprint                                  1 Year                      Auto w/ 30 day out  Data Services - Retail
Verizon South                           1 Year                      Auto w/ 30 day out  Data Services - Retail
JD Edwards: World      $  335,000       Annual                                          Maintenance Contract

                               EXCLUDED CONTRACTS

                                      None

                         SELLERS' DISCLOSURE SCHEDULES

                               SECTION 1.01(a)(xv)

                                REMIC RECEIVABLES

Unreimbursed liquidation expenses with respect to repossessed and foreclosed properties.

P&I advances, including all extension advances.

All servicing advances, including escrow advances, and all corporate advances.

**Due to the fact that Oakwood Servicing Holdings Co., LLC ("OSHC") is not a Seller, Sellers shall cause OSHC to execute and deliver to Purchaser at Closing a bill of sale transferring all of its right, title and interest to the above receivables, free and clear of all liens, claims and encumbrances to Purchaser or its designated Affiliate.

                          SELLERS' DISCLOSURE SCHEDULES

                              SECTION 1.01(b)(iii)

                             EXCLUDED REAL PROPERTY

-------------------------------------------------------------------
Owner         Location           City     State   Zip     County
-------------------------------------------------------------------
OMHI   115 N. College Rd.     Wilmington    NC   28405  New Hanover
-------------------------------------------------------------------
OMHI   Sewer Plant            Greensboro    NC          Guilford
       Sheraton Park Road
-------------------------------------------------------------------
OMHI   NWC of State Hwy. 15   Park City     KS          Sedgwick
       and E. 77th St. North
-------------------------------------------------------------------

                          SELLERS' DISCLOSURE SCHEDULES

                               SECTION 1.01(b)(iv)

                          EXCLUDED ACCOUNTS RECEIVABLE

                  Receivables from FHA for insurance claims on collateral sold on or before the Closing Date.

                          SELLERS' DISCLOSURE SCHEDULES

                               SECTION 1.01(b)(v)

                       EXCLUDED TANGIBLE PERSONAL PROPERTY

                  The use of office furniture, equipment and supplies, and office space as necessary to conduct the winding up of the Sellers' operations for a period of six (6) months.

                          SELLERS' DISCLOSURE SCHEDULES

                               SECTION 1.01(b)(vi)

                      EXCLUDED INTANGIBLE PERSONAL PROPERTY

Software required by Seller for certain post-closing accounting and record keeping shall be subject to a separate royalty-free sublicense agreement to be negotiated by the parties.

                          SELLERS' DISCLOSURE SCHEDULES

                              SECTION 1.01(b)(vii)

                                EXCLUDED VEHICLES

                                      None

                          SELLERS' DISCLOSURE SCHEDULES

                              SECTION 1.01(b)(viii)

                           EXCLUDED BOOKS AND RECORDS

                                      None

                          SELLERS' DISCLOSURE SCHEDULES

                               SECTION 1.01(b)(x)

                           EXCLUDED SECURITY DEPOSITS

Deposits serving as collateral for Letters of Credit

Tax deposits

Servicing transition escrow deposits and program transition escrow deposits

Bankruptcy related retainers and deposits

Customer deposits relating to any contract not assumed by Purchaser

Deposits securing repurchase obligations to floorplan lenders

Escrows held with respect to obligations not assumed by Purchaser

Deposits with vendors to secure payment of post-petition obligations not assumed by Purchaser

Cash deposits securing workers' compensation obligations

Deposits with respect to real property leases not assumed by Purchaser

Tranche B DIP Loan Trustee Expense Reserve Account

Tranche B DIP Loan Reserve Account

Deposit with Arkansas Manufactured Housing Commission

The "Holdback Amount," as defined in that certain Purchase and Sale Agreement dated as of October 8, 2003 among OMI Note Trust 2003-A, Oakwood Acceptance Corporation, LLC and Vanderbilt Mortgage and Finance, Inc.

The "Holdback Amount," as defined in that certain Purchase and Sale Agreement dated as of August 20, 2003 among OMI Note Trust 2003-A, Oakwood Acceptance Corporation, LLC and Vanderbilt Mortgage and Finance, Inc.

The "Retained Amount," as defined in that certain Amended and Restated Settlement Agreement dated as of October 8, 2003 among OMI Note Trust 2003-A and Greenwich Capital Financial Products, Inc.

                          SELLERS' DISCLOSURE SCHEDULES

                               SECTION 1.01(b)(xi)

                           EXCLUDED LITIGATION CLAIMS
             (in addition to those described in Section 1.01(b)(xi))

         All counterclaims and affirmative defenses to any claim not assumed by the Purchaser.

                          SELLERS' DISCLOSURE SCHEDULES

                              SECTION 1.01(b)(xii)

                              EXCLUDED INVESTMENTS

All direct or indirect interests in Subsidiaries of Sellers, except the following:

     Investments in joint ventures by Suburban Home Sales, Inc. (ND Long Neck, LLC and ND Montrose, LLC)

                          SELLERS' DISCLOSURE SCHEDULES

                              SECTION 1.01(b)(xiv)

                      OTHER EXCLUDED ASSETS AND PROPERTIES

1. All REMIC Class R Certificates including any "NERDS" (non-economic interests related to REMIC assets), except for the class R REMIC certificates for REMIC 1994-1, REMIC 1994-A, REMIC 1995-1 and the 1996 Resecuritization REMIC, provided that any or all of the class R REMIC certificates for REMIC 1994-1, REMIC 1994-A, REMIC 1995-A and 1996 Resecuritization REMIC which may be deemed Excluded Assets at any time prior to Closing by Purchaser delivering written notice thereof to OHC.

2. Retroactive commission due from insurance underwriter (American Bankers) based on performance of book of business for 12 months ending 9/30/03 and for any other preclosing period, specifically 10/1/03 through closing.

                          SELLERS' DISCLOSURE SCHEDULES

                                  SECTION 1.02

                               ASSUMED LIABILITIES

I. Repurchase obligations to floor plan lenders as listed below (and as modified by Court order). Updated as of September 30, 2003.

-------------------------------------------------------------------------------------------------------------------------
           NAME                       ADDRESS                 CITY         STATE       ZIP                  CLAIM
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
FLOORPLAN LENDERS
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
Bombardier Capital          261 Mountain View Dr.        Colchester         VT        05446              $23,070,000
-------------------------------------------------------------------------------------------------------------------------
Textron Financial Corp.     4550 North Point Pkwy #400   Alphretta          GA        30022              $22,460,000
-------------------------------------------------------------------------------------------------------------------------
Vanderbilt Mortgage         510 Alcoa Trail              Maryville          TN        37804              $ 2,980,000  [1]
-------------------------------------------------------------------------------------------------------------------------
Sterling Savings            111 N. Wall                  Spokane            WA        99201              $ 1,470,000  [1]
-------------------------------------------------------------------------------------------------------------------------
Countryside Flooring        3865 S. Wasatch Blvd.,       Salt Lake City     UT        84109                        -  [1]
                            Suite 300
-------------------------------------------------------------------------------------------------------------------------
Bank of the West            522 E. Yakima Ave            Yakima             WA        98902              $   470,000  [1]
-------------------------------------------------------------------------------------------------------------------------
Wes Banco                   301 Adams St.                Fairmon            WV        26554              $   500,000  [1]
-------------------------------------------------------------------------------------------------------------------------
Village Bank                9298 Central Ave NE          Blaine             MN        55434              $   250,000  [1]
-------------------------------------------------------------------------------------------------------------------------
Shelby State Bank           242 North Michigan Ave.      Shelby             MI        49455              $   500,000  [1]
-------------------------------------------------------------------------------------------------------------------------
River Bank                  4000 Corporate Dr.           Holmen             MI        54636              $   100,000  [1]
-------------------------------------------------------------------------------------------------------------------------
Old National Bank           420 Main Street              Evansville         IN        47703              $   500,000  [1]
-------------------------------------------------------------------------------------------------------------------------
First Shore Federal         P O BOX 4248                 Salisbury          MD        21803              $   740,000  [1]
Savings
-------------------------------------------------------------------------------------------------------------------------
Wells Fargo Bank (formerly  600 Sheldon Ave.             Houghton           MI        49931              $   500,000  [1]
First National Bank)
-------------------------------------------------------------------------------------------------------------------------
Community Bank                                                                                               360,000
-------------------------------------------------------------------------------------------------------------------------
Citizens Bank               101 N. Washington St.        Saginaw            MI        48607                  325,000
-------------------------------------------------------------------------------------------------------------------------
Profile Bank                45 Wakefield St.             Rochester,         NH                               115,000
-------------------------------------------------------------------------------------------------------------------------
Bank of Rogers                                           Rogers             AR                               100,000
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
Note 1:  Estimates per Erv Bontrager.  Floor plan                                     TOTAL:             $54,440,000
repurchase summaries not provided by banks.
-------------------------------------------------------------------------------------------------------------------------

II. Obligations related to various assets of Suburban Home Sales, Inc. and its subsidiaries, principally motor vehicles, office equipment and land.

III. Obligations to pay FHA insurance premiums with respect to loans insured by FHA having an aggregate principal balance of approximately $59.9 million (as of October 31, 2003) only as required as New Servicer under relevant Pooling and Servicing Agreements.

                          SELLERS' DISCLOSURE SCHEDULES

                                 SECTION 1.09(a)

       PRE-PETITION CONTRACTS ASSUMED BY SELLERS BEFORE AGREEMENT EXECUTED

Three separate orders pursuant to Sections 365 and 363 of the Bankruptcy Code, Oakwood Acceptance Corporation, LLC ("OAC") previously assumed the servicing agreements included in the pre-petition Pooling and Servicing Agreements referenced in Section 4.13 of Sellers' Disclosure Schedules (the "Servicing Agreements") and OAC subsequently assigned such Servicing Agreements and rights to all outstanding unreimbursed advances made and liquidation expenses and other amounts advanced by OAC to or on behalf of the various REMIC securitization trusts under the Servicing Agreements, to Oakwood Servicing Holdings Co., LLC ("OSHC") pursuant to Assignment, Contribution and Assumption Agreements, and subsequently OAC entered into related subservicing agreements with OSHC.

Amended Floorplan Repurchase Agreement Between HBOS Manufacuring, L.P., Bombardier Capital Inc. and Bombardier Capital Ltd.

Guaranty of Repurchase Obligations Between Oakwood Homes Corporation and Bombardier Capital Inc.

Amended Floorplan Repurchase Agreement Between HBOS Manufacuring, L.P. and Textron Financial Corporation

Guaranty of Repurchase Obligations Between Certain Debtors and Textron Financial Corporation

Amended Floorplan Repurchase Agreement Between HBOS Manufacuring, L.P. and Vanderbilt Mortgage and Finance Inc.

Guaranty of Repurchase Obligations Between Certain Debtors and Vanderbilt Mortgage and Finance Inc.

Executory Contract with Pacific Employers Insurance Company

Executory Contract with J&J Builders, Inc. (completed contract)

                               EXCLUDED CONTRACTS

Purchaser is not assuming any Pooling and Servicing Agreements (including the Servicing Agreements as described above) or any related subservicing agreements; provided, that Purchaser shall be entitled to collect, receive and recover all outstanding unreimbursed advances made and liquidation expenses and other amounts advanced by OAC or OSHC to or on behalf of the various REMIC securitization trusts under the Servicing Agreements (the "Securitization Advances") which Securitization Advances are being transferred to Purchaser pursuant to the terms of the Agreement.

Amended Floorplan Repurchase Agreement Between HBOS Manufacturing, L.P., Bombardier Capital Inc. and Bombardier Capital Ltd.

Guaranty of Repurchase Obligations Between Oakwood Homes Corporation and Bombardier Capital Inc.

Amended Floorplan Repurchase Agreement Between HBOS Manufacturing, L.P. and Textron Financial Corporation

Guaranty of Repurchase Obligations Between Certain Debtors and Textron Financial Corporation

Amended Floorplan Repurchase Agreement Between HBOS Manufacturing, L.P. and Vanderbilt Mortgage and Finance Inc.

Guaranty of Repurchase Obligations Between Certain Debtors and Vanderbilt Mortgage and Finance Inc.

Executory Contract with Pacific Employers Insurance Company

Executory Contract with J&J Builders, Inc. (completed contract)

                          SELLERS' DISCLOSURE SCHEDULES

                                 SECTION 1.09(b)

                             CONTRACTS TO BE ASSUMED

CONTRACTS TO BE ASSUMED SECTION 1.09 (b)

NAME                                           ADDRESS/AMOUNT                                       CONTRACT TYPE
GBA                                                                                                 Software Agreement
Davox                                                                                               Software Agreement
Customer deposits - retail                     $                      9,525,935*
Customer deposits - independent dealers        $                        733,665
Customer deposits - Suburban                   $                        492,461
Deposit on property sale - Revis               $                         62,000
Customer deposits - wholesale repo customers   $                         12,000
Infinium                                                                                            Software Agreement
Kronos                                                                                              Software Agreement

Nevada Holding Services                        101 Convention Center Dr, Suite 850, Las Vegas, NV   Lease: Office & Services

Nevada Holding Services                        101 Convention Center Dr, Suite 850, Las Vegas, NV   Lease: Office & Services

98 "Continuing Operation" Retail Sales Center

BELL COUNTRY HOMES INC                         PO Box 229 New Castle CO                             DEALER NOTE
COUSINS MOD DBA BROOKSIDE                      230 RT 17B, Monticello, NY                           DEALER NOTE
COUSINS MOD DBA BROOKSIDE                      231 RT 17B, Monticello, NY                           DEALER NOTE
COUSINS MOD DBA BROOKSIDE                      232 RT 17B, Monticello, NY                           DEALER NOTE
CUSTOM MANUFACTURED HOMES                      3515 Santa Rosa Ave, Santa Rosa, CA                  DEALER NOTE
GOLDEN PACIFIC HOMES INC                       8115 E. 82nd Ave., Portland OR                       DEALER NOTE
LAKES HOME CENTER                              24428 Rt 11 Box 3477, Calcium, NY                    DEALER NOTE

NAME                                           DESCRIPTION 1        DESCRIPTION 2
GBA                                            Accounting           Fixed asset system
Davox                                          Collection           Auto Dialer
Customer deposits - retail                     Deposits             Accounts payable and accrued liabilities - accounts payable
Customer deposits - independent dealers        Deposits             Accounts payable and accrued liabilities - other
Customer deposits - Suburban                   Deposits             Accounts payable and accrued liabilities - accounts payable
Deposit on property sale - Revis               Deposits             Accounts payable and accrued liabilities - other
Customer deposits - wholesale repo customers   Deposits             Accounts payable and accrued liabilities - other
Infinium                                       Payroll/HR           Payroll/HR system
Kronos                                         Payroll/HR           Payroll time keeping system

Nevada Holding Services                        Tax                  Lease office space and services for tax purposes

Nevada Holding Services                        Tax                  Lease office space and services for tax purposes

98 "Continuing Operation" Retail Sales Center                       Property Leases

BELL COUNTRY HOMES INC                         Loan
COUSINS MOD DBA BROOKSIDE                      Loan
COUSINS MOD DBA BROOKSIDE                      Loan
COUSINS MOD DBA BROOKSIDE                      Loan
CUSTOM MANUFACTURED HOMES                      Loan
GOLDEN PACIFIC HOMES INC                       Loan
LAKES HOME CENTER                              Loan

PREMIER SALES & SERVICE - Golden Pacific  300 Antioch Church Rd, Talking Rock, GA    DEALER NOTE                Loan
ROGER HUDDLESTON MFG HS                   106 S. Praireview, Mahomet, IL             DEALER NOTE                Loan
SUMMIT HOMES OF S. GA INC                 PO Box 2432, Moultrie, GA                  DEALER NOTE                Loan
SUMMIT HOMES OF S. GA INC                 PO Box 2432, Moultrie, GA                  DEALER NOTE                Loan
WJC ENTERPRISES CORP                      DBA Leader Home Sales                      DEALER NOTE                Loan
UNIVERSAL TERMITE AND PEST CONTROL        25th and Vine, Hayes KS                    GENERAL SERVICE AGREEMENT  Service Contract
BUSBEE MOBILE HOME SALES, INC             6202 NW Grand, Glendale AZ                 LEASE: BUILDING            Lease
BUSBEE MOBILE HOME SALES                  6202 NW Grand, Glendale AZ                 LEASE: BUILDING AND LAND   Lease
WINAT PROPERTIES                          10450 Charing Cross Road, Los Angeles, CA  LEASE: BUILDING AND LAND   Lease
NMHG FINANCIAL SERVICES                   PO Box 747016, Pittsburgh, PA              LEASE: HEAVY EQUIPMENT     Forklift lease
SIMPLEX GRINNELL                                                                     PURCHASE AGREEMENT         Service Contract
GOLDEN PACIFIC HOMES INC                  8115 E. 82nd Ave., Portland OR             VIP Advance                Loan
Citicapital                               PO Box 241385, Charlotte NC                Lease                      Vehicles

*AS OF SEPTEMBER 30, 2003

                               EXCLUDED CONTRACTS

1.   Name                        Address               Contract Type            Description 1      Description 2
     ----                        -------               -------------            -------------      -------------
AllTel Information          PO Box 2388          Mortgage service agreement      Collection      Servicing system
Services contract           Jacksonville, FL

Obligations as Interim      OMI Trust 2003A      Greenwich Capital
Servicer                                         Financial

Fair Isaacs contract

                          SELLERS' DISCLOSURE SCHEDULES

                                  SECTION 2.01

                           NON-SELLER OHC SUBSIDIARIES

                 Oakwood Mortgage Investors, Inc.

                 Dreamstreet Company LLC

                 Oakwood MHD4, LLC

                 Oakwood International MGMT, LLC

                 Oakwood International, LP

                 Tarheel Insurance Company, LTD

                 Oakwood Capital Corp

                 Oak Leaf Holdings, LLC

                 OMI Note Trust 2001-A (Previously Dissolved)

                 Oakwood Advance Receivables Company, LLC (Previously Dissolved)

                 Oakwood Servicing Holdings Co. LLC

                 Oakwood NSPV-1 Corporation

                 Crest Capital LLC

                          SELLERS' DISCLOSURE SCHEDULES

                                  SECTION 2.05

                         NOTICES, CONSENTS AND APPROVALS

                  Hart-Scott Rodino (as described in Section 4.02)

                  Bankruptcy Court approval of Plan

                  Unanimous consent of directors of Oakwood Investment Corporation (two of whom are independent)

                  Consent of Alpine Securitization Corp. and Credit Suisse First Boston, New York Branch, to sale of assets by OMI Note Trust 2003-A, with consequent release of lien by JPMorgan Chase, Indenture Trustee

                          SELLERS' DISCLOSURE SCHEDULES

                                  SECTION 2.06

                                LEGAL PROCEEDINGS

                                      None

                          SELLERS' DISCLOSURE SCHEDULES

                                 SECTION 2.11(a)

                                   TAX RETURNS

Tax Returns: Oakwood and its debtor-subsidiaries have numerous unfiled state tax returns outstanding, however, none of these returns show a liability greater than $50,000.00 and, in the aggregate, total estimated liabilities of $185,513.00.

Unpaid Taxes: the following information pertains to undisputed tax liabilities, each in excess of $50,000.00, that are due but as yet unpaid:

------------------------------------------------------------------------------
          Claimant Name                  Type of Tax     Estimated Amount Owed
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Internal Revenue Service                Federal Income       $1,229,854.47
------------------------------------------------------------------------------
Elkhart County, Indiana                 City/County          $  272,434.34
------------------------------------------------------------------------------
North Carolina Department of Revenue    State Income         $  194,704.00
------------------------------------------------------------------------------
Hill County, Texas                      City/County          $  125,296.37
------------------------------------------------------------------------------
Rooks County                            City/County          $  101,194.34
------------------------------------------------------------------------------
Tennessee Department of Revenue         State Income         $   70,525.80
------------------------------------------------------------------------------
West Virginia Department of Revenue     State Income         $   67,680.00
------------------------------------------------------------------------------

Sub-total                                                    $2,061,689.32

Please note that this list is limited to single tax claims over $50,000.00, exclusive of penalties and interest.

In addition to the above claims, Oakwood estimates that it owes approximately $801,074.95 in property taxes to numerous jurisdictions. These taxes, individually, would not be "material," however due to the large aggregate liability, Oakwood discloses these liabilities here. Additional information about these property taxes is available upon request.

                          SELLERS' DISCLOSURE SCHEDULES

                                  SECTION 2.12

                                  TITLE MATTERS

UCC filings per the attached schedule.

------------------------------------------------------------------------------------------------
                               Debtor Name                               Filing
       Jurisdiction              Searched          Secured Party         Found         File #
------------------------------------------------------------------------------------------------
North Carolina Secretary    Oakwood Homes      LaSalle Bristol        UCC-3         20020113808G
of State                    Corporation        Corporation            Continuation
------------------------------------------------------------------------------------------------
North Carolina Secretary    Oakwood Homes      Carlson Systems Corp.  UCC-1         20020028619L
of State                    Corp. AND Schult
                            Mobile Homes,
                            Schult Service
                            Dept., and Schult
                            Homes
------------------------------------------------------------------------------------------------
North Carolina Secretary    Oakwood Mobile     Yale Financial         UCC           20020019184F
of State                    Homes, Inc.        Services, Inc.         In-Lieu
                                                                      of Filing
------------------------------------------------------------------------------------------------
Delaware Secretary of       New Dimension      Textron Financial      UCC-1         21605710
State                       Homes, Inc.        Corporation
------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
       Jurisdiction         Date Filed                     Collateral
-----------------------------------------------------------------------------------------
North Carolina Secretary    10/24/2002  Continuation of the original file no. 19980015716
of State                                filed 4/20/1998
-----------------------------------------------------------------------------------------
North Carolina Secretary    3/8/2002    Pneumatic Tools
of State
-----------------------------------------------------------------------------------------
North Carolina Secretary    2/12/2002   In-Lieu of filing to continue their filing in
of State                                Indiana and Arizona both filed 3/12/1997. The
                                        collateral is two (2) new leased Yale Forklifts.
-----------------------------------------------------------------------------------------
Delaware Secretary of       7/1/2002    Blanket Lien
State
-----------------------------------------------------------------------------------------

                          SELLERS' DISCLOSURE SCHEDULES

                                  SECTION 2.13

                          SHARED FACILITIES OR SERVICES

                                      None

                          SELLERS' DISCLOSURE SCHEDULES

                                 SECTION 2.17(c)

                LOCATION MANAGERS TERMINATED WITHIN PAST 3 MONTHS

               PLANT AND SALES CENTER GENERAL MGRS THAT TERMINATED
                               08/24/03 - 11/24/03

                                                                        TERM
UNIT    EMP#     EMPLOYEE NAME      HIRE DATE       POSITION            DATE
4002    5349   LENTZ,DIANE L        4/07/1994   GEN MGR - SC 4002    10/10/2003    Retail
5202   11772   HOLCOMB,ARCHIE L     2/03/1997   GEN MGR - SC 5202    10/22/2003    Retail
4070   16222   EDGERTON,KEVIN C     6/03/1998   GEN MGR - SC 4070     8/25/2003    Retail
4197   16447   FERGUSON JR,VAN S    4/24/2003   GEN MGR - SC 4197     9/05/2003    Retail
4275   17259   HUNGATE,WAYNE D      9/01/1998   GEN MGR - SC 4275    10/08/2003    Retail
4260   18810   CRUISE,DOUGLAS W     2/22/1999   GEN MGR - SC 4260    11/03/2003    Retail
4446   18917   PUTNAM,JOHN T        3/01/1999   GEN MGR - SC 4446    11/13/2003    Retail
4311   21649   MILKS,JAMES C       12/13/1999   GEN MGR - SC 4311    11/14/2003    Retail
4024   26026   BAILEY, AARON T      6/19/2001   GEN MGR - SC 4024    11/20/2003
4099   26605   KEEL,ROGER A        10/15/2001   GEN MGR - SC 4099     9/12/2003    Retail
4333   27549   CAMPOS,ANGELA M      6/17/2002   GEN MGR - SC 4333    11/13/2003    Retail
4052   28277   BOYCE, RONNIE V.     5/19/2003   GEN MGR - SC 4052    11/14/2003
6100   80618   ROGERS,THOMAS M     12/06/1979   GEN MGR - P1&2       10/10/2003    Plant

                          SELLERS' DISCLOSURE SCHEDULE

                                  SECTION 4.13

                        POOLING AND SERVICING AGREEMENTS

---------------------------------------------------------------------------------------------------------------
            Series
              and                   Amendments to     Senior in
       Date of Original            The Pooling &      Priority
     Pooling & Servicing             Servicing         Annual
          Agreement                  Agreement          Fees%                  Parties Involved
---------------------------------------------------------------------------------------------------------------
Oakwood Acceptance              Amendment to            1.60%    Oakwood Acceptance Corporation
Corporation, Series 1992-1      Standard Terms                   NationsBank of Virginia, N.A., as Trustee (now
                                dated June 5, 1995               the Bank of New York)
(July 1, 1992)
                                Amendment No. 1
                                dated 2/28/96

---------------------------------------------------------------------------------------------------------------
Oakwood Acceptance              Amendment No. 1         1.00%    Oakwood Acceptance Corporation
Corporation, Series 1994-1      dated Sept. 28, 2001             NationsBank of Virginia, N.A., as Trustee (now
                                                                 the Bank of New York)
(July 1, 1994)
---------------------------------------------------------------------------------------------------------------
Oakwood Mortgage Investors,     Amendment No. 1                  Oakwood Mortgage Investors, Inc.
Inc., Series 1994-A             dated Sept. 28, 2001    1.00%    Oakwood Acceptance Corporation
                                                                 NationsBank of Virginia, N.A., as Trustee (now
                                                                 the Bank of New York)
(November 1, 1994)
---------------------------------------------------------------------------------------------------------------
Merrill Lynch Mortgage                                           Merrill Lynch Mortgage Investors, Inc.
Investors, Inc., Series 1994-G  Amendment No. 1         1.00%    Oakwood Acceptance Corporation
                                dated Sept. 28, 2001             NationsBank of Virginia, N.A., as Trustee (now
                                                                 the Bank of New York)
(April 1, 1994)
---------------------------------------------------------------------------------------------------------------
Oakwood Acceptance              Amendment No. 1         1.00%    Oakwood Acceptance Corporation
Corporation, Series 1995-1      dated Sept. 28, 2001             NationsBank of Virginia, N.A., as Trustee (now
                                                                 the Bank of New York)
(February 1, 1995)
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
            Series
              and                   Amendments to     Senior in
       Date of Original            The Pooling &      Priority
     Pooling & Servicing             Servicing         Annual
          Agreement                  Agreement          Fees%                  Parties Involved
---------------------------------------------------------------------------------------------------------------
Oakwood Mortgage Investors,                                      Oakwood Mortgage Investors, Inc.
Inc., Series 1995-A             Amendment No. 1         1.00%    Oakwood Acceptance Corporation
                                dated Sept. 28, 2001             NationsBank of Virginia, N.A., as Trustee (now
                                                                 the Bank of New York)

(June 1, 1995)
---------------------------------------------------------------------------------------------------------------
Oakwood Mortgage Investors,                                      Oakwood Mortgage Investors, Inc.
Inc., Series 1995-B             Amendment No. 1         1.00%    Oakwood Acceptance Corporation
                                dated Sept. 28, 2001             PNC Bank, N.A., as Trustee (now The Chase
                                                                 Manhattan Bank)

(October 1, 1995)
---------------------------------------------------------------------------------------------------------------
Oakwood Acceptance                                               Oakwood Acceptance Corporation
Corporation, Series 1996-1      Amendment No. 1         1.00%    NationsBank of Virginia, N.A., as Trustee (now
                                dated Sept. 28, 2001             the Bank of New York)

(April 1, 1996)
---------------------------------------------------------------------------------------------------------------
Oakwood Mortgage Investors,                                      Oakwood Mortgage Investors, Inc.
Inc., Series 1996-A             Amendment No. 1         1.00%    Oakwood Acceptance Corporation
                                dated Sept. 28, 2001             PNC Bank, N.A., as Trustee (now The Chase
                                                                 Manhattan Bank)

(February 1, 1996)
---------------------------------------------------------------------------------------------------------------
Oakwood Mortgage Investors,                                      Oakwood Mortgage Investors, Inc.
Inc., Series 1996-B             Amendment No. 1         1.00%    Oakwood Acceptance Corporation
                                dated Sept. 28, 2001             PNC Bank, N.A., as Trustee (now The Chase
                                                                 Manhattan Bank)

(July 1, 1996)
---------------------------------------------------------------------------------------------------------------
Oakwood Mortgage Investors,                                      Oakwood Mortgage Investors, Inc.
Inc., Series 1996-C             Amendment No. 1         1.00%    Oakwood Acceptance Corporation
                                dated Sept. 28, 2001             PNC Bank, N.A., as Trustee (now The Chase
                                                                 Manhattan Bank)

(October 1, 1996)
---------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
          Series
           and                    Amendments to The        Senior in
Date of Original Pooling &      Pooling & Servicing     Priority Annual
    Servicing Agreement               Agreement              Fees%                        Parties Involved
----------------------------------------------------------------------------------------------------------------------
Oakwood Mortgage Investors,                                               Oakwood Mortgage Investors, Inc.
Inc., Series 1997-A             Amendment No. 1              1.00%        Oakwood Acceptance Corporation
                                dated Sept. 28, 2001                      PNC Bank, N.A., as Trustee (now The Chase
(February 1, 1997)                                                        Manhattan Bank)
----------------------------------------------------------------------------------------------------------------------
Oakwood Mortgage Investors,                                               Oakwood Mortgage Investors, Inc.
Inc., Series 1997-B             Amendment No. 1              1.00%        Oakwood Acceptance Corporation
                                dated Sept. 28, 2001                      PNC Bank, N.A., as Trustee (now The Chase
(May 1, 1997)                                                             Manhattan Bank)
----------------------------------------------------------------------------------------------------------------------
Deutsche Financial Capital                                                Deutsche Financial Capital Securitization
Securitization LLC, Series      Amendment No. 1              1.00%        L.L.C.
1997-I                          dated Sept. 28, 2001                      Oakwood Acceptance Corporation
                                                                          PNC Bank, N.A., as Trustee (now The Chase
(June 1, 1997)                                                            Manhattan Bank)
----------------------------------------------------------------------------------------------------------------------
Oakwood Mortgage Investors,                                               Oakwood Mortgage Investors, Inc.
Inc., Series 1997-C             Amendment No. 1              1.00%        Oakwood Acceptance Corporation
                                dated Sept. 28, 2001                      PNC Bank, N.A., as Trustee (now The Chase
(August 1, 1997)                                                          Manhattan Bank)
----------------------------------------------------------------------------------------------------------------------
Oakwood Mortgage Investors,                                               Oakwood Mortgage Investors, Inc.
Inc., Series 1997-D             Amendment No. 1              1.00%        Oakwood Acceptance Corporation
                                dated Sept. 28, 2001                      PNC Bank, N.A., as Trustee (now The Chase
(November 1, 1997)                                                        Manhattan Bank)
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
          Series
           and                    Amendments to The        Senior in
Date of Original Pooling &      Pooling & Servicing     Priority Annual
    Servicing Agreement               Agreement              Fees%                        Parties Involved
----------------------------------------------------------------------------------------------------------------------
Deutsche Financial Capital                                                Deutsche Financial Capital Securitization
Securitization, LLC, Series     Amendment No. 1              1.00%        L.L.C.
1998-I                          dated Sept. 28, 2001                      Oakwood Acceptance Corporation
                                                                          PNC Bank, N.A., as Trustee (now The Chase
(January 1, 1998)                                                         Manhattan Bank)
----------------------------------------------------------------------------------------------------------------------
Oakwood Mortgage Investors,                                               Oakwood Mortgage Investors, Inc.
Inc., Series 1998-A             Amendment No. 1              1.00%        Oakwood Acceptance Corporation
                                dated Sept. 28, 2001                      PNC Bank, N.A., as Trustee (now The Chase
(February 1, 1998)                                                        Manhattan Bank)
----------------------------------------------------------------------------------------------------------------------
Oakwood Mortgage Investors,     Amendment No. 1                           Oakwood Mortgage Investors, Inc.
Inc., Series 1998-B             dated December 12,           1.00%        Oakwood Acceptance Corporation
                                2000                                      PNC Bank, N.A., as Trustee (now The Chase
(May 1, 1998)                   Amendment No. 2                           Manhattan Bank)
                                dated Sept. 28, 2001
----------------------------------------------------------------------------------------------------------------------
Oakwood Mortgage Investors,     Amendment No. 1                           Oakwood Mortgage Investors, Inc.
Inc., Series 1998-C             dated December 12,           1.00%        Oakwood Acceptance Corporation
                                2000                                      PNC Bank, N.A., as Trustee (now The Chase
(August 1, 1998)                Amendment No. 2                           Manhattan Bank)
                                dated Sept. 28, 2001
                                Amendment No. 3
                                dated August 10,
                                2001
----------------------------------------------------------------------------------------------------------------------
Oakwood Mortgage Investors,     Amendment No. 1                           Oakwood Mortgage Investors, Inc.
Inc., Series 1998-D             dated April 29, 1999         1.00%        Oakwood Acceptance Corporation
                                Amendment No. 2                           PNC Bank, N.A., as Trustee (now The Chase
(October 1, 1998)               dated Sept. 28, 2001                      Manhattan Bank)
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
          Series
           and                    Amendments to The        Senior in
Date of Original Pooling &      Pooling & Servicing     Priority Annual
    Servicing Agreement               Agreement              Fees%                        Parties Involved
----------------------------------------------------------------------------------------------------------------------
Oakwood Mortgage Investors,     Amendment No. 1                           Oakwood Mortgage Investors, Inc.
Inc., Series 1999-A             dated Sept. 28, 2001         1.00%        Oakwood Acceptance Corporation
                                                                          The Chase Manhattan Bank, as Trustee

(January 1, 1999)
----------------------------------------------------------------------------------------------------------------------
Oakwood Mortgage Investors,     Amendment No. 1                           Oakwood Mortgage Investors, Inc.
Inc., Series 1999-B             dated Sept. 28, 2001         1.00%        Oakwood Acceptance Corporation
                                                                          The Chase Manhattan Bank, as Trustee

(April 1, 1999)
----------------------------------------------------------------------------------------------------------------------
Oakwood Mortgage Investors,     Amendment No. 1                           Oakwood Mortgage Investors, Inc.
Inc., Series 1999-C             dated November 15,           1.00%        Oakwood Acceptance Corporation
                                2000                                      The Chase Manhattan Bank, as Trustee
(June 1, 1999)                  Amendment No. 2
                                dated December 12,
                                2000
                                Amendment No. 3
                                dated Sept. 28, 2001
                                Amendment No. 4
                                dated August 10,
                                2001
----------------------------------------------------------------------------------------------------------------------
Oakwood Mortgage Investors,     Amendment No. 1                           Oakwood Mortgage Investors, Inc.
Inc., Series 1999-D             dated December 12,           1.00%        Oakwood Acceptance Corporation
                                2000                                      The Chase Manhattan Bank, as Trustee
(August 1, 1999)                Amendment No. 2
                                dated Sept. 28, 2001
                                Amendment No. 3
                                dated August 10,
                                2001
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
          Series
           and                    Amendments to The        Senior in
Date of Original Pooling &      Pooling & Servicing     Priority Annual
    Servicing Agreement               Agreement              Fees%                        Parties Involved
----------------------------------------------------------------------------------------------------------------------
Oakwood Mortgage Investors,     Amendment No. 1                           Oakwood Mortgage Investors, Inc.
Inc., Series 1999-E             dated December 11,           1.00%        Oakwood Acceptance Corporation
                                2000                                      The Chase Manhattan Bank, as Trustee
(November 1, 1999)              Amendment No. 2
                                dated Sept. 28, 2001
                                Amendment No. 3
                                dated August 10,
                                2001
----------------------------------------------------------------------------------------------------------------------
Oakwood Mortgage Investors,     Amendment No.  1                          Oakwood Mortgage Investors, Inc.
Inc., Series 2000-A             dated December 11,           1.00%        Oakwood Acceptance Corporation
                                2000                                      The Chase Manhattan Bank, as Trustee
(March 1, 2000)                 Amendment No. 2
                                dated Sept. 28, 2001
                                Amendment No. 3
                                dated August 10,
                                2001
----------------------------------------------------------------------------------------------------------------------
Oakwood Mortgage Investors,     Amendment No. 1                           Oakwood Mortgage Investors, Inc.
Inc., Series 2000-B             dated Sept. 28,              1.00%        Oakwood Acceptance Corporation
                                2001 and Amendment                        The Chase Manhattan Bank, as Trustee
(June 1, 2000)                  No 1 dated 12/11/00
                                and
                                Amendment No. 2
                                dated August 10,
                                2001
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
          Series
           and                    Amendments to The        Senior in
Date of Original Pooling &      Pooling & Servicing     Priority Annual
    Servicing Agreement               Agreement              Fees%                        Parties Involved
----------------------------------------------------------------------------------------------------------------------
Oakwood Mortgage Investors,     Amendment No. 1                           Oakwood Mortgage Investors, Inc.
Inc., Series 2000-C             dated December 1,            1.50%        Oakwood Acceptance Corporation
                                2000                                      Wells Fargo Bank Minnesota, N.A., as Trustee
(Sept. 1, 2000)                 Amendment No. 2
                                dated December 14,
                                2000
                                Amendment No. 3
                                dated Sept. 28, 2001
----------------------------------------------------------------------------------------------------------------------
Oakwood Mortgage Investors,     Amendment No. 1                           Oakwood Mortgage Investors, Inc.
Inc., Series 2000-D             dated Sept. 28, 2001         1.50%        Oakwood Acceptance Corporation
                                                                          Wells Fargo Bank Minnesota, N.A., as Trustee
(December 1, 2000)

----------------------------------------------------------------------------------------------------------------------
Oakwood Mortgage Investors,     Amendment No. 1                           Oakwood Mortgage Investors, Inc.
Inc., Series 2001-B             dated Sept. 28, 2001         1.50%        Oakwood Acceptance Corporation
                                Amendment No. 2                           The Chase Manhattan Bank, as Trustee
(February 1, 2001)              dated August 10,
                                2001
----------------------------------------------------------------------------------------------------------------------
Oakwood Mortgage Investors,     Amendment No. 1                           Oakwood Mortgage Investors, Inc.
Inc., Series 2001-C             dated 10/02/01               1.50%        Oakwood Acceptance Corporation
                                Amendment No. 2                           The Chase Manhattan Bank, as Trustee
(May 1, 2001)                   dated August 10,
                                2001
                                Amendment No. 3
                                dated December 12,
                                2001
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
          Series
           and                    Amendments to The        Senior in
Date of Original Pooling &      Pooling & Servicing     Priority Annual
    Servicing Agreement               Agreement              Fees%                        Parties Involved
----------------------------------------------------------------------------------------------------------------------
Oakwood Mortgage Investors,     Amendment No. 1                           Oakwood Mortgage Investors, Inc.
Inc., Series 2001-D             dated 10/02/01               1.50%        Oakwood Acceptance Corporation
                                Amendment No. 1                           The Chase Manhattan Bank, as Trustee
(August 1, 2001)                dated December 12,
                                2001
                                Amendment No. 2
                                dated December 13,
                                2001
----------------------------------------------------------------------------------------------------------------------
Oakwood Mortgage Investors,                                               Oakwood Mortgage Investors, Inc.
Inc., Series 2001-E                                          1.50%        Oakwood Acceptance Corporation, LLC
                                                                          JPMorgan Chase Bank, as Trustee
(November 1, 2001)
----------------------------------------------------------------------------------------------------------------------
Oakwood Mortgage Investors,                                               Oakwood Mortgage Investors, Inc.
Inc., Series 2002-A                                          1.50%        Oakwood Acceptance Corporation, LLC
                                                                          JPMorgan Chase Bank, as Trustee
(February 1, 2002)
----------------------------------------------------------------------------------------------------------------------
Oakwood Mortgage Investors,                                               Oakwood Mortgage Investors, Inc.
Inc., Series 2002-B                                          1.50%        Oakwood Acceptance Corporation, LLC
                                                                          JPMorgan Chase Bank, as Trustee
(May 1, 2002)
----------------------------------------------------------------------------------------------------------------------
Oakwood Mortgage Investors,                                               Oakwood Mortgage Investors, Inc.
Inc., Series 2002-C                                          1.50%        Oakwood Acceptance Corporation, LLC
                                                                          JPMorgan Chase Bank, as Trustee
(August 1, 2002)
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
          Series
           and                    Amendments to The        Senior in
Date of Original Pooling &      Pooling & Servicing     Priority Annual
    Servicing Agreement               Agreement              Fees%                        Parties Involved
----------------------------------------------------------------------------------------------------------------------
Oakwood Mortgage Investors,                                               Oakwood Mortgage Investors, Inc.
Inc.                                                                      Oakwood Acceptance Corporation, LLC
Resecuritization Trust                                                    JP Morgan Chase Bank, as Trustee
2001                                                                      and Securities Intermediary

Supplements
8/1/01
2/1/02
3/1/02
6/1/02
----------------------------------------------------------------------------------------------------------------------

*Note that there is no "Servicer" pursuant to the Trust documents for Oakwood Mortgage Investors, Inc. Resecuritization Trust 2001 and related supplements, rather the title of OAC is "Securities Administrator."

                          EXCLUDED SERVICING AGREEMENTS

                          Greenwich Servicing Agreement

          Oakwood Financial Corporation Series 1996 (February 15, 1996)

                          SELLERS' DISCLOSURE SCHEDULE

                                  SECTION 5.03

                          OUTSTANDING LETTERS OF CREDIT

--------------------------------------------------------------------------------------------------------
Standby LC #    Issue Date       Expiry Date          Beneficiary                        Max LC Amt.
--------------------------------------------------------------------------------------------------------
      434138     3/19/2002         4/19/2003   Stafford County Board of Comm.          $    10,000.00
--------------------------------------------------------------------------------------------------------
      434107     3/18/2002        10/18/2003   CitiCapital Fleet                       $   750,000.00
--------------------------------------------------------------------------------------------------------
     *434976     3/28/2002         3/20/2004   U.S. Fire Insurance Co.                 $   400,000.00(1)
--------------------------------------------------------------------------------------------------------
     *434909      4/5/2002         1/16/2004   U.S. Fire Insurance Co.                 $ 6,050,582.00
--------------------------------------------------------------------------------------------------------
   NZS488380                       6/30/2004   Textron Financial Corp.                 $ 4,000,000.00
--------------------------------------------------------------------------------------------------------
   NZS477046                       3/31/2004   Bombardier Capital, Inc.                $ 3,500,000.00
--------------------------------------------------------------------------------------------------------
 **NZS476729                       3/20/2004   Cincinnati Insurance Co.                $   500,000.00
--------------------------------------------------------------------------------------------------------
***NZS477410                       4/20/2004   U.S. Fire Insurance Co.                 $   500,000.00
--------------------------------------------------------------------------------------------------------
                                                                       TOTAL:          $15,710,582.00
--------------------------------------------------------------------------------------------------------

*Letters of Credit nos. 434976 and 434909 collateralize pre-petition bonds issued by U.S. Fire Insurance Co. in face amounts totaling approximately $16.3 million.

** Letter of Credit no. NZS476729 collateralizes post-petition bonds issued by Cincinnati Insurance Co. in face amounts totalling approximately $3.8 million.

*** Letter of Credit no. NZS477410 collateralizes post-petition bonds issued by U.S. Fire Insurance Co. in face amounts totalling approximately $245,000.00.

---------------------
(1) The letter of credit is for $7,500,000, which includes $7,100,000 to secure worker's comp risk.